As filed with the U.S. Securities and Exchange Commission on October 28, 2026

File No. 333-64981

File No. 811-09025

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 44	☒

and

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 46	☒

NEW COVENANT FUNDS

(Exact Name of Registrant as Specified in Charter)

SEI Investments Company

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Address of Principal Executive Offices, Zip Code)

1-610-676-1000 (Registrant’s

Telephone Number)

David F. McCann, Esq.

SEI Investments Company

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Name and Address of Agent for Service)

Copy to:

John J. O’Brien, Esq.

Morgan, Lewis & Bockius LLP

2222 Market

Street

Philadelphia, Pennsylvania

19103

It is proposed that this filing become effective (check appropriate box)

☐	Immediately upon filing pursuant to paragraph (b)
☒	On October 31, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On [date] pursuant to paragraph (a) of Rule 485

OCTOBER 31, 2026

PROSPECTUS

•
New Covenant Equity Fund (NCGFX)
•
New Covenant Income Fund (NCICX)
•
New Covenant Balanced Growth Fund (NCBGX)
•
New Covenant Balanced Income Fund (NCBIX)

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SEI Investments Distribution Co. | One Freedom Valley Drive | Oaks, PA 19456

NewCovenantFunds.com

SEI / PROSPECTUS

NEW COVENANT FUNDS

About This Prospectus

SEI / PROSPECTUS

NEW COVENANT EQUITY FUND

Fund Summary

Investment Objective

The Fund’s investment objective is long-term capital appreciation. A modest amount of dividend income may be produced by the Fund’s equity securities.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.47%
Distribution (12b‑1) Fees	None
Other Expenses	0.51%
Total Annual Fund Operating Expenses	0.98%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year		3 Years	5 Years	10 Years
New Covenant Equity Fund	$100	$312	$542	$1,201

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund may not invest less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity and equity-related securities. The investment policy is non-fundamental and may be changed upon 60 days’ prior written notice to shareholders.

SEI / PROSPECTUS

Under normal market conditions, the Fund will invest primarily in a diversified portfolio of equity and equity-related securities that are components of an index that represents broad exposure to the U.S. equity market (the “Index”), includes approximately 3,000 securities and is not concentrated in any particular industry. The Fund will seek generally to replicate the performance of the Index, subject to such variation as may arise as a result of implementation of the social-witness principles established by the General Assembly of the Presbyterian Church (U.S.A.), as reflected in Guidelines put forth by the Committee on Mission Responsibility Through Investment (the “Presbyterian Principles”) discussed below.

The Fund seeks to invest consistent with the Presbyterian Principles. In doing so, the Fund will not invest in certain companies, despite that company being a component in the Index. The Fund seeks to avoid investing in companies involved in tobacco, for-profit prisons, and some companies related to weapons production, antipersonnel land mines, handguns and assault weapons, or for environmental reasons. In addition, at times a company involved in serious human rights violations may also be screened out of the Fund. The Fund may also screen out other issuers when deemed appropriate to implement the Presbyterian Principles. The Fund’s investment performance will depend, among other things, on the Fund’s tracking of the Index and the performance of the Index. The Fund’s ability to track the performance of the Index will be affected by differences between the Index and the Fund’s portfolio resulting from adherence to the Presbyterian Principles, as well as by factors such as the size and timing of cash flows into and out of the Fund, and the Fund’s fees and expenses.

The Fund generally will attempt to invest in securities comprising the Index in approximately the same proportions as they are represented in the Index, subject to such changes resulting from implementation of the Presbyterian Principles. It may not be possible or practicable to purchase all of the securities composing the Index or to hold them in the same weightings as they are represented in the Index. In those cases, the Fund’s sub-adviser (the “Sub-Adviser”) may employ a sampling or optimization technique to replicate the Index. In seeking to track the performance of the Index, the Fund may invest in the following equity and equity-related securities, not all of which may be constituents of the Index: common stocks, preferred stocks, depositary receipts, rights, warrants, exchange-traded funds (ETFs), publicly traded equity real estate investment trusts (REITs), and futures contracts based on indexes of particular groups or varieties of securities.

The Sub-Adviser selects the Fund’s securities under the general supervision of SIMC. The Sub-Adviser’s investment strategy seeks to closely track the Index return, subject to such variations as arise from implementation of the Presbyterian Principles. The market capitalization and composition of the Index is subject to change. SIMC and the Sub-Adviser may sell securities that are represented in the Index or purchase securities that are not represented in the Index, prior to or after their removal or addition to the Index.

The Sub-Adviser also has the authority to vary from the Index: (i) to conform the Fund’s portfolio to the Presbyterian Principles; (ii) to favor, consistent with the Presbyterian Principles, securities of companies that are more highly ranked with respect to environmental, social and governance (ESG) criteria (e.g., company business models, corporate governance policies, relationships with stakeholders, and history of controversies) than other companies in the Fund’s portfolio; and (iii) to a lesser extent, manage risk and seek efficient trading costs.

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Principal Risks

The following principal risks could affect the value of your investment:

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Social-Witness Principles/Socially Responsible Investing Risk — The Fund considers social-witness principles and the Sub-Advisers’ ESG criteria in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with its established social-witness principles and other socially responsible investing principles. This means that the Fund may underperform other similar mutual funds that do not consider social-witness principles and other socially responsible investing principles in their investing.

Tracking Error Risk — The risk that the Fund’s performance may vary substantially from the performance of the Index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund’s investments and the Index’s components, implementation of the Presbyterian Principles, and favoring ESG and other factors.

Investment Style Risk — The risk that the equity securities in which the Fund invests may underperform other segments of the equity markets or the equity markets as a whole.

Large Capitalization Risk — If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium sized companies. Additionally, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Small and Medium Capitalization Risk — Small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange-listed stocks and may have more price volatility than that of exchange-listed stocks.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

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Derivatives Risk — The Fund’s use of futures contracts is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is described above and leverage risk is described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Leverage Risk — The Fund’s use of derivatives may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Preferred Stock Risk — Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments.

Warrants and Rights Risk — Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

ETFs Risk — ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the

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market, shares may trade at a discount or premium to their NAV and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund may be appropriate for investors who are looking for capital appreciation as compared to current income; can accept the risks of investing in a portfolio of common stocks; can tolerate performance that can vary substantially from year to year; and have a long-term investment horizon.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for the past ten calendar years and by showing how the Fund’s average annual returns for 1, 5 and 10 years compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.NewCovenantFunds.com or by calling the Fund toll-free at 877‑835‑4531. On May 13, 2019, the Fund transitioned from an actively managed strategy to its current strategy of investing in equity securities that are components of the Index.

40%
30
20
10
0
-10
-20
-30
8.12
21.60
-6.07
30.18
20.21
25.74
-19.35
25.18
22.22
15.96
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Best Quarter: 21.99% (06/30/20) Worst Quarter: -20.59% (03/31/20) The Fund’s total return (pre-tax) from January 1, 2026 to September 30, 2026 was 11.68%.

Average Annual Total Returns (for the periods ended December 31, 2025)

This table compares the Fund’s average annual total returns to those of a broad-based securities market index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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New Covenant Equity Fund	1 Year	5 Years	10 Years
Fund Return Before Taxes	15.96%	12.46%	13.27%
Fund Return After Taxes on Distributions	13.47%	10.75%	11.76%
Fund Return After Taxes on Distributions and Sale of Fund Shares	11.16%	9.72%	10.71%
Russell 3000 Index Return (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
David L. Hintz, CFA	Since 2017	Portfolio Manager
Jason Collins	Since 2016	Portfolio Manager, Head of Sub-Advised Equity

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Parametric Portfolio Associates LLC	Jennifer Mihara Rob Osborne Jennifer Sireklove	Since 2024 Since 2025 Since 2026	Managing Director, Head of Equity Fund Management Vice President, Senior Portfolio Manager Managing Director, Investment Strategy

Purchase and Sale of Fund Shares

You may purchase, exchange (into another New Covenant Fund or into the Federated Treasury Obligations Fund) or redeem Fund shares on any business day via mail (New Covenant Equity Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121‑9252), by telephone at 877‑835‑4531 or through approved selling agents or brokers. You may also purchase or redeem Fund shares by wire transfer or exchange Fund shares through account access online at www.NewCovenantFunds.com. The minimum initial and subsequent investment amounts are shown below.

Minimum Investments:	To Open Your Account	To Add to Your Account	Automatic Investment Plan
All Accounts	$500	$100	$50

For important information about Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 34 of this Prospectus.

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NEW COVENANT INCOME FUND

Fund Summary

Investment Objective

The Fund’s investment objective is a high level of current income with preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.42%
Distribution (12b‑1) Fees	None
Other Expenses	0.55%
Total Annual Fund Operating Expenses	0.97%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year		3 Years	5 Years	10 Years
New Covenant Income Fund	$99	$309	$536	$1,190

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 285% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, at least 80% of the Fund’s net assets will be invested in a diversified portfolio of bonds and other debt obligations of varying maturities. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

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The Fund seeks to invest consistent with social-witness principles established by the General Assembly of the Presbyterian Church (U.S.A.), as reflected in Guidelines put forth by the Committee on Mission Responsibility Through Investment (the “Presbyterian Principles”). The Fund seeks to avoid investing in companies involved in tobacco, for-profit prisons, and some companies related to weapons production, antipersonnel land mines, handguns and assault weapons, or for environmental reasons. In addition, at times a company involved in serious human rights violations may also be screened out of the Fund. The Fund may also screen out other issuers when deemed appropriate to implement the Presbyterian Principles.

The Fund invests in corporate bonds. The Fund also invests in securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), which are supported by the full faith and credit of the U.S. Government, and the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), which are supported by the right of the issuer to borrow from the U.S. Treasury. The Fund may also invest in bonds of international corporations or foreign governments. In addition, the Fund invests in mortgage-backed securities (including To Be Announced Securities and Dollar Rolls) and asset-backed securities and may enter into fully-collateralized repurchase agreements.

At least 65% of the Fund’s net assets will be invested in bonds that are rated within the four highest credit rating categories assigned by independent rating agencies, and the Fund will attempt to maintain an overall credit quality rating of AA or higher based on ratings assigned by nationally recognized statistical rating organizations, calculated on a weighted basis. The Fund may invest in unrated equivalents that may be considered to be investment grade, as determined by the Fund’s Sub-Advisers. The Fund may invest up to 20% of its net assets in bonds that are rated below investment grade (junk bonds).

Up to 20% of the Fund’s net assets may be invested in commercial paper within the two highest rating categories of independent rating agencies. The Fund may also invest up to 40% of its net assets in the fixed income securities of foreign issuers in any country, including developed or emerging markets. Foreign securities are selected on an individual basis without regard to any defined allocation among countries or geographic regions.

SEI Investments Management Corporation (“SIMC” or the “Adviser”) seeks to enhance performance and reduce market risk by strategically allocating the Fund’s assets among multiple sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”). Sub-Advisers are selected for their experience in managing various kinds of fixed income securities, and each Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings and other factors in its area of emphasis.

The Fund may invest in securities of any maturity, but expects its average maturity to range from four years to twelve years and its average duration to be between three and six years. Duration reflects the change in the value of a fixed income security that will result from a 1% change in interest rates. For example, a five year duration means a bond will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

The Fund may also invest in futures contracts (including futures on U.S. Treasury obligations and Eurodollar instruments), put and call options (including options on futures contracts), and swaps (including credit default swaps) for speculative or hedging purposes. Futures, options and swaps are used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund’s interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund’s overall level of risk and/or the Fund’s risk to particular types of securities, currencies or market segments.

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Investments for the Fund, both foreign and domestic, are selected based on the following criteria:

— the use of interest-rate and yield-curve analyses;

— the use of credit analyses, which indicate a security’s rating and potential for appreciation; and

— use of the above disciplines to invest in high-yield bonds and fixed income securities issued by foreign and domestic governments and companies.

The remainder of the Fund’s assets may be held in cash or cash equivalents.

A Sub-Adviser may sell a security when it becomes substantially overvalued, is experiencing deteriorating fundamentals, or as a result of changes in portfolio strategy. A security may also be sold and replaced with one that presents a better value.

Subject to the Presbyterian Principles and the investment criteria detailed above, the Fund’s Sub-Advisers will also consider environmental, social, and governance (ESG) criteria in the selection of securities for the Fund’s portfolio, which may include (among other items) consideration of issuers’ business models, corporate governance policies, stakeholder relationships and history of controversies. Each Sub-Adviser has the ability to consider its own ESG criteria based on its own ESG methodologies and assessments or those of third-party providers. The consideration of such ESG criteria as part of the decision-making process may result in the selection of individual securities that are not in the Fund’s benchmark, or the overweighting or underweight of individual securities relative to the benchmark.

Principal Risks

The following principal risks could affect the value of your investment:

Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Social-Witness Principles/Socially Responsible Investing Risk — The Fund considers social-witness principles and the Sub-Advisers’ ESG criteria in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with its established social-witness principles and other socially responsible investing principles. This means that the Fund may underperform other similar mutual funds that do not consider social-witness principles and other socially responsible investing principles in their investing.

Investment Style Risk — The risk that the fixed income securities in which the Fund invests may underperform other segments of the fixed income markets or the fixed income markets as a whole.

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Interest Rate Risk — The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors

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such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Repurchase Agreement Risk — Although repurchase agreement transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund’s recovery of collateral.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (commonly referred to as junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

Derivatives Risk — The Fund’s use of futures, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is described above, and liquidity risk and leverage risk are described below. Many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of options and swaps is also subject to credit risk and valuation risk. Credit risk is described below. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

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Leverage Risk — The Fund’s use of derivatives may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Due to the Fund’s investments in securities denominated in foreign currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Duration Risk — The longer-term securities in which the Fund may invest are more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

To-Be-Announced (TBA) Transactions Risk — The Fund may be exposed to TBA transactions risk through the Fund’s investments in derivatives. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to the settlement date or if the counterparty does not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date. TBA transactions involve counterparty risk. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to potential loss and could affect the Fund’s returns.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current

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operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and taxes subject to ordinary income tax rates as opposed to more favorable capital gains rates, which may affect the Fund’s performance.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund may be appropriate for investors who prefer a bond fund that invests in both corporate and U.S. Government securities; desire income to complement a portfolio of more aggressive investments; can tolerate performance that may vary from year to year; and prefer a relatively conservative investment for income.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for the past ten calendar years and by showing how the Fund’s average annual returns for 1, 5 and 10 years compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.NewCovenantFunds.com or by calling the Fund toll-free at 877‑835‑4531.

10%
5
0
-5
-10
-15
2.36
2.51
0.07
6.95
5.92
-1.66
-10.78
5.14
2.13
7.12
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Best Quarter: 5.46% (12/31/23) Worst Quarter: ‑5.26% (03/31/22) The Fund’s total return (pre-tax) from January 1, 2026 to September 30, 2026 was -2.56%.

Average Annual Total Returns (for the periods ended December 31, 2025)

This table compares the Fund’s average annual total returns to those of a broad-based securities market index and an additional index with characteristics relevant to the Fund’s investment strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax

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situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
New Covenant Income Fund	1 Year	5 Years	10 Years
Fund Return Before Taxes	7.12%	0.18%	1.84%
Fund Return After Taxes on Distributions	5.70%	‑0.88%	0.81%
Fund Return After Taxes on Distributions and Sale of Fund Shares	4.19%	‑0.32%	0.97%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	‑0.36%	2.01%
Bloomberg Intermediate U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.45%	0.68%	2.06%

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Richard A. Bamford	Since 2017	Portfolio Manager
Anthony Karaminas, CFA	Since 2021	Portfolio Manager, Head of Sub-Advised Fixed Income
Nilay Shah	Since 2021	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Income Research + Management	James Gubitosi, CFA Michael Sheldon, CFA Jonathan Remley, CFA William O’Neill, CFA Matthew Walker, CFA Wesly Pate, CFA Rachel Campbell Virginia Schiappa, CFA	Since 2017 Since 2019 Since 2019 Since 2025 Since 2025 Since 2025 Since 2025 Since 2025

Co-Chief Investment Officer, Chair of the Investment Committee

Co-Chief Investment Officer

Senior Portfolio Manager, Director of Investment Strategy

Senior Portfolio Manager, Co-Director of Portfolio Management

Senior Portfolio Manager, Director of Credit

Senior Portfolio Manager

Portfolio Manager, Director of Securitized

Senior Portfolio Manager

Metropolitan West Asset Management, LLC	Bryan Whalen, CFA Jerry Cudzil Ruben Hovhannisyan, CFA	Since 2024 Since 2024 Since 2024	Chief Investment Officer, Generalist Portfolio Manager and Director Fixed Income Group Managing Director and Generalist Portfolio Manager Group Managing Director and Generalist Portfolio Manager

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Purchase and Sale of Fund Shares

You may purchase, exchange (into another New Covenant Fund or into the Federated Treasury Obligations Fund) or redeem Fund shares on any business day via mail (New Covenant Income Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121‑9252), by telephone at 877‑835‑4531 or through approved selling agents or brokers. You may also purchase or redeem Fund shares by wire transfer or exchange Fund shares through account access online at www.NewCovenantFunds.com. The minimum initial and subsequent investment amounts are shown below.

Minimum Investments:	To Open Your Account	To Add to Your Account	Automatic Investment Plan
All Accounts	$500	$100	$50

For important information about Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 34 of this Prospectus.

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NEW COVENANT BALANCED GROWTH FUND

Fund Summary

Investment Objective

The Fund’s investment objective is to produce capital appreciation with less risk than would be present in a portfolio of only common stocks.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%
Distribution (12b‑1) Fees	None
Other Expenses	0.21%
Acquired Fund Fees and Expenses (AFFE)	0.72%
Total Annual Fund Operating Expenses	0.93%†

† The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements (or the “Financial Highlights” section in the Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in underlying funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year		3 Years	5 Years	10 Years
New Covenant Balanced Growth Fund	$95	$296	$515	$1,143

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

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Principal Investment Strategies

To pursue its objective, the Fund invests primarily in shares of the New Covenant Equity Fund (the “Equity Fund”) and the New Covenant Income Fund (the “Income Fund”), with a majority of its assets generally invested in shares of the Equity Fund.

Between 45% and 75% of the Fund’s net assets (with a “neutral” position of approximately 60% of the Fund’s net assets) are invested in shares of the Equity Fund, with the balance of its net assets invested in shares of the Income Fund or cash or cash equivalents.

The Fund will periodically rebalance its investments in the Equity Fund and the Income Fund, within the limits described above. In implementing this rebalancing strategy, past and anticipated future performance of both the Equity Fund and the Income Fund are taken into account. The allocation of investments made in the Equity Fund and the Income Fund varies in response to market conditions, investment outlooks, and risk/reward characteristics of equity and fixed income securities. Because the Fund is a fund-of-funds, you will indirectly bear your proportionate share of any fees and expenses charged by the Equity Fund and the Income Fund.

The Equity Fund invests in common stocks and other equity securities. The Equity Fund invests primarily in a diversified portfolio of equity securities of U.S. companies that are components of an index that represents broad exposure to the U.S. large cap equity market. The Equity Fund seeks generally to replicate the performance of the index, subject to such variation as may arise as a result of implementation of the social-witness principles established by the General Assembly of the Presbyterian Church (U.S.A.), as reflected in Guidelines put forth by the Committee on Mission Responsibility Through Investment (the “Presbyterian Principles”) discussed below.

The Income Fund invests in corporate bonds. The Income Fund also invests in securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), which are supported by the full faith and credit of the U.S. Government, and the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), which are supported by the right of the issuer to borrow from the U.S. Treasury. The Income Fund may also invest, to a lesser extent, in bonds of international corporations or foreign governments. In addition, the Income Fund invests in mortgage-backed and asset-backed securities and may enter into fully-collateralized repurchase agreements. The Income Fund may also invest up to 20% of its net assets in commercial paper and up to 40% of its net assets in fixed income securities of foreign issuers in any country, including developed or emerging markets. The remainder of the Income Fund’s assets may be held in cash or cash equivalents.

At least 65% of the Income Fund’s net assets will be invested in bonds that are rated within the four highest credit rating categories assigned by independent rating agencies, and the Income Fund will attempt to maintain an overall credit quality rating of AA or higher based on ratings assigned by nationally recognized statistical rating organizations, calculated on a weighted basis. The Income Fund may invest in unrated equivalents that may be considered to be investment grade, as determined by the Fund’s Sub-Advisers. The Income Fund may invest up to 20% of its net assets in bonds that are rated below investment grade (junk bonds).

The Equity Fund and the Income Fund, in which the Fund invests, seeks to invest consistent with the Presbyterian Principles. The Fund seeks to avoid investing in companies involved in tobacco, for-profit prisons, and some companies related to weapons production, antipersonnel land mines, handguns and assault weapons, or for environmental reasons. In addition, at times a company involved in serious human rights

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violations may also be screened out of the Fund. The Fund may also screen out other issuers when deemed appropriate to implement the Presbyterian Principles.

Principal Risks

The success of the Fund’s investment strategy depends on the allocation of assets among the Equity Fund and the Income Fund and the performance of the Equity Fund and the Income Fund. In managing the Fund, SEI Investments Management Corporation (“SIMC” or “the Adviser”) may be incorrect in assessing market conditions, investment outlooks, and risk/reward characteristics of equity and fixed income securities. In addition, the methodology by which SIMC allocates the Fund’s assets among the Equity Fund and the Income Fund may not achieve desired results and may cause the Fund to lose money or underperform other comparable mutual funds. The principal risks of the Fund as a result of its investments in the Equity Fund and the Income Fund are set forth below.

Equity Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Fixed Income Market Risk — The prices of the Income Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Income Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Social-Witness Principles/Socially Responsible Investing Risk — The Equity Fund and the Income Fund consider social-witness principles and the Sub-Advisers’ ESG criteria in their investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with their established social-witness principles and other socially responsible investing principles. This means that the Equity Fund and Income Fund may underperform other similar mutual funds that do not consider social-witness principles and other socially responsible investing principles in their investing.

Asset Allocation Risk — The risk that SIMC’s decisions regarding the allocation of Fund assets to the Equity Fund and Income Fund will not anticipate market trends successfully.

Investment Style Risk — The risk that the equity securities in which the Equity Fund invests may underperform other segments of the equity markets or the equity markets as a whole and the risk that the fixed income securities in which the Income Fund invests may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Tracking Error Risk — The risk that the Equity Fund’s performance may vary substantially from the performance of the underlying index it tracks as a result of cash flows, fund expenses, imperfect correlation between the Equity Fund’s investments and the underlying index’s components, implementation of the Presbyterian Principles, and favoring ESG and other factors.

Investment Company Risk — When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of

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owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments.

Large Capitalization Risk — If valuations of large capitalization companies in which the Equity Fund may invest appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium sized companies. Additionally, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Small and Medium Capitalization Risk — Small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange-listed stocks and may have more price volatility than that of exchange-listed stocks.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Derivatives Risk — The Equity Fund’s and Income Fund’s use of futures, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is described above. Leverage risk and liquidity risk are described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Interest Rate Risk — The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Income Fund invests. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

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U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected

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to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Repurchase Agreement Risk — Although repurchase agreement transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Income Fund whereby a defaulting counterparty could delay or prevent the Income Fund’s recovery of collateral.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (commonly referred to as junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Equity Fund or the Income Fund would like. The Equity Fund or the Income Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Due to the Fund’s investments in securities denominated in foreign currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Opportunity Risk — The Equity Fund and the Income Fund may miss out on an investment opportunity because the assets necessary to take advantage of that opportunity are tied up in other investments.

Leverage Risk — The Equity Fund’s use of derivatives may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

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Duration Risk — The longer-term securities in which the Income Fund may invest are more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Income Fund to invest the proceeds at generally lower interest rates.

Cash and Cash Equivalents Risk — At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall.

To-Be-Announced (TBA) Transactions Risk — The Fund may be exposed to TBA transactions risk through the Fund’s investments in derivatives. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to the settlement date or if the counterparty does not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date. TBA transactions involve counterparty risk. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to potential loss and could affect the Fund’s returns.

Preferred Stock Risk — Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments.

Warrants and Rights Risk — Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Exchange-Traded Funds (ETFs) Risk — ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be

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subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their NAV and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund may be appropriate for investors who prefer a balanced investment program that allocates assets between growth and income portfolios, with an emphasis on growth; can tolerate the level of risk represented by the common stock portion of the portfolio allocation; can tolerate performance that will vary from year to year; and have a longer-term investment horizon.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for the past ten calendar years and by showing how the Fund’s average annual returns for 1, 5 and 10 years compared with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.NewCovenantFunds.com or by calling the Fund toll-free at 877‑835‑4531.

30%
20
10
0
-10
-20
5.87
13.47
-3.37
20.38
15.42
13.92
-15.56
16.77
13.94
12.54
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Best Quarter: 14.51% (06/30/20) Worst Quarter: ‑12.25% (03/31/20) The Fund’s total return (pre-tax) from January 1, 2026 to September 30, 2026 was 5.87%.

Average Annual Total Returns (for the periods ended December 31, 2025)

This table compares the Fund’s average annual total returns to those of the Russell 3000 Index Return (a broad-based securities market index), and two additional indexes with characteristics relevant to the Fund’s investment strategy. The Fund’s additional indexes are the Bloomberg Intermediate U.S. Aggregate Bond Index and the Fund’s blended benchmark that is composed of the Russell 3000 Index and the Bloomberg Intermediate U.S. Aggregate Bond Index weighted 60%/40%.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
New Covenant Balanced Growth Fund	1 Year	5 Years	10 Years
Fund Return Before Taxes	12.54%	7.57%	8.79%
Fund Return After Taxes on Distributions	9.98%	6.04%	7.33%
Fund Return After Taxes on Distributions and Sale of Fund Shares	8.72%	5.61%	6.72%
Russell 3000 Index Return (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
Bloomberg Intermediate U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.45%	0.68%	2.06%
Blended 60% Russell 3000 Index/ 40% Bloomberg Intermediate U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	13.35%	8.22%	9.53%

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
David L. Hintz, CFA	Since 2017	Portfolio Manager
Jason Collins	Since 2016	Portfolio Manager, Head of Sub-Advised Equity

Purchase and Sale of Fund Shares

You may purchase, exchange (into another New Covenant Fund or into the Federated Treasury Obligations Fund) or redeem Fund shares on any business day via mail (New Covenant Balanced Growth Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121‑9252), by telephone at 877‑835‑4531 or through approved selling agents or brokers. You may also purchase or redeem Fund shares by wire transfer or exchange Fund shares through account access online at www.NewCovenantFunds.com. The minimum initial and subsequent investment amounts are shown below.

Minimum Investments:	To Open Your Account	To Add to Your Account	Automatic Investment Plan
All Accounts	$500	$100	$50

For important information about Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 34 of this Prospectus.

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NEW COVENANT BALANCED INCOME FUND

Fund Summary

Investment Objective

The Fund’s investment objective is to produce current income and long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%
Distribution (12b‑1) Fees	None
Other Expenses	0.21%
Acquired Fund Fees and Expenses (AFFE)	0.73%
Total Annual Fund Operating Expenses	0.94%†

† The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements (or the “Financial Highlights” section in the Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in underlying funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year		3 Years	5 Years	10 Years
New Covenant Balanced Income Fund	$96	$300	$520	$1,155

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

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Principal Investment Strategies

To pursue its objective, the Fund invests primarily in shares of the New Covenant Equity Fund (the “Equity Fund”) and the New Covenant Income Fund (the “Income Fund”), with a majority of its assets generally invested in shares of the Income Fund.

Between 50% and 75% of the Fund’s net assets (with a “neutral” position of approximately 65% of the Fund’s net assets) are invested in shares of the Income Fund, with the balance of its net assets invested in shares of the Equity Fund or cash or cash equivalents.

The Fund will periodically rebalance its investments in the Equity Fund and the Income Fund, within the limits described above. In implementing this rebalancing strategy, past and anticipated future performance of both the Equity Fund and the Income Fund are taken into account. The allocation of investments made in the Equity Fund and the Income Fund varies in response to market conditions, investment outlooks, and risk/reward characteristics of equity and fixed income securities. Because the Fund is a fund-of-funds, you will indirectly bear your proportionate share of any fees and expenses charged by the Equity Fund and the Income Fund.

The Income Fund invests in corporate bonds. The Income Fund also invests in securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), which are supported by the full faith and credit of the U.S. Government, and the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), which are supported by the right of the issuer to borrow from the U.S. Treasury. The Income Fund may also invest, to a lesser extent, in bonds of international corporations or foreign governments. In addition, the Income Fund invests in mortgage-backed and asset-backed securities and may enter into fully-collateralized repurchase agreements. The Income Fund may also invest up to 20% of its net assets in commercial paper and up to 40% of its net assets in fixed income securities of foreign issuers in any country, including developed or emerging markets. The remainder of the Income Fund’s assets may be held in cash or cash equivalents.

At least 65% of the Income Fund’s net assets will be invested in bonds that are rated within the four highest credit rating categories assigned by independent rating agencies, and the Income Fund will attempt to maintain an overall credit quality rating of AA or higher based on ratings assigned by nationally recognized statistical rating organizations, calculated on a weighted basis. The Income Fund may invest in unrated equivalents that may be considered to be investment grade, as determined by the Fund’s Sub-Advisers. The Income Fund may invest up to 20% of its net assets in bonds that are rated below investment grade (junk bonds).

The Equity Fund invests in common stocks and other equity securities. The Equity Fund invests primarily in a diversified portfolio of equity securities of U.S. companies that are components of an index that represents broad exposure to the U.S. large cap equity market. The Equity Fund seeks generally to replicate the performance of the index, subject to such variation as may arise as a result of implementation of the social-witness principles established by the General Assembly of the Presbyterian Church (U.S.A.), as reflected in Guidelines put forth by the Committee on Mission Responsibility Through Investment (the “Presbyterian Principles”) discussed below.

The Equity Fund and the Income Fund, in which the Fund invests, seeks to invest consistent with the Presbyterian Principles. The Fund seeks to avoid investing in companies involved in tobacco, for-profit prisons, and some companies related to weapons production, antipersonnel and mines, handguns and assault weapons, or for environmental reasons. In addition, at times a company involved in serious human rights

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violations may also be screened out of the Fund. The Fund may also screen out other issuers when deemed appropriate to implement the Presbyterian Principles.

Principal Risks

The success of the Fund’s investment strategy depends on the allocation of assets among the Equity Fund and the Income Fund and the performance of the Equity Fund and the Income Fund. In managing the Fund, SEI Investments Management Corporation (“SIMC” or the “Adviser”) may be incorrect in assessing market conditions, investment outlooks, and risk/reward characteristics of equity and fixed income securities. In addition, the methodology by which SIMC allocates the Fund’s assets among the Equity Fund and the Income Fund may not achieve desired results and may cause the Fund to lose money or underperform other comparable mutual funds. The principal risks of the Fund as a result of its investments in the Equity Fund and the Income Fund are set forth below.

Fixed Income Market Risk — The prices of the Income Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Income Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Equity Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Social-Witness Principles/Socially Responsible Investing Risk — The Equity Fund and the Income Fund consider social-witness principles and the Sub-Advisers’ ESG criteria in their investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with their established social-witness principles and other socially responsible investing principles. This means that the Equity Fund and Income Fund may underperform other similar mutual funds that do not consider social-witness principles and other socially responsible investing principles in their investing.

Asset Allocation Risk — The risk that SIMC’s decisions regarding the allocation of Fund assets to the Equity Fund and Income Fund will not anticipate market trends successfully.

Investment Style Risk — The risk that the equity securities in which the Equity Fund invests may underperform other segments of the equity markets or the equity markets as a whole and the risk that the fixed income securities in which the Income Fund invests may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Investment Company Risk — When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments.

Interest Rate Risk — The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Income Fund invests. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing

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interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the

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rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Repurchase Agreement Risk — Although repurchase agreement transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Income Fund whereby a defaulting counterparty could delay or prevent the Income Fund’s recovery of collateral.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (commonly referred to as junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

Tracking Error Risk — The risk that the Equity Fund’s performance may vary substantially from the performance of the underlying index it tracks as a result of cash flows, fund expenses, imperfect correlation between the Equity Fund’s investments and the underlying index’s components, implementation of the Presbyterian Principles, and favoring ESG and other factors.

Large Capitalization Risk — If valuations of large capitalization companies in which the Equity Fund may invest appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium sized companies. Additionally, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Small and Medium Capitalization Risk — Small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange-listed stocks and may have more price volatility than that of exchange-listed stocks.

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Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Derivatives Risk — The Equity Fund’s and Income Fund’s use of futures, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is described above. Leverage risk and liquidity risk are described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Equity Fund or the Income Fund would like. The Equity Fund or the Income Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Due to the Fund’s investments in securities denominated in foreign currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Opportunity Risk — The Equity Fund and the Income Fund may miss out on an investment opportunity because the assets necessary to take advantage of that opportunity are tied up in other investments.

Leverage Risk — The Equity Fund’s use of derivatives may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Duration Risk — The longer-term securities in which the Income Fund may invest are more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

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Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Income Fund to invest the proceeds at generally lower interest rates.

Cash and Cash Equivalents Risk — At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall.

To-Be-Announced (TBA) Transactions Risk — The Fund may be exposed to TBA transactions risk through the Fund’s investments in derivatives. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to the settlement date or if the counterparty does not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date. TBA transactions involve counterparty risk. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to potential loss and could affect the Fund’s returns.

Preferred Stock Risk — Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments.

Warrants and Rights Risk — Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

ETFs Risk — ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating

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expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their NAV and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund may be appropriate for investors who prefer a balanced investment program that allocates assets between growth and income portfolios, with an emphasis on income; prefer that half or more of the portfolio be income-producing securities; can tolerate performance that will vary from year to year; and have a longer-term investment horizon.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for the past ten calendar years and by showing how the Fund’s average annual returns for 1, 5 and 10 years compared with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.NewCovenantFunds.com or by calling the Fund toll-free at 877‑835‑4531.

20%
15
10
5
0
-5
-10
-15
4.32
8.69
-1.99
14.60
11.65
7.13
-13.49
11.71
8.82
10.37
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Best Quarter: 10.02% (06/30/20) Worst Quarter: ‑8.13% (06/30/22) The Fund’s total return (pre-tax) from January 1, 2026 to September 30, 2026 was 2.27%.

Average Annual Total Returns (for the periods ended December 31, 2025)

This table compares the Fund’s average annual total returns to those of the Russell 3000 Index Return (a broad-based securities market index), and two additional indexes with characteristics relevant to the Fund’s investment strategy. The Fund’s additional indexes are the Bloomberg Intermediate U.S. Aggregate Bond Index and the Fund’s blended benchmark that is composed of the Russell 3000 Index and the Bloomberg Intermediate U.S. Aggregate Bond Index weighted 35%/65%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax

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situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
New Covenant Balanced Income Fund	1 Year	5 Years	10 Years
Fund Return Before Taxes	10.37%	4.46%	5.87%
Fund Return After Taxes on Distributions	8.38%	3.16%	4.57%
Fund Return After Taxes on Distributions and Sale of Fund Shares	6.81%	3.09%	4.25%
Russell 3000 Index Return (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
Bloomberg Intermediate U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.45%	0.68%	2.06%
Blended 35% Russell 3000 Index/ 65% Bloomberg Intermediate U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	10.92%	5.09%	6.46%

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Richard A. Bamford	Since 2017	Portfolio Manager
Anthony Karaminas, CFAIncome	Since 2021	Portfolio Manager, Head of Sub-Advised Fixed

Purchase and Sale of Fund Shares

You may purchase, exchange (into another New Covenant Fund or into the Federated Treasury Obligations Fund) or redeem Fund shares on any business day via mail (New Covenant Balanced Income Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121‑9252), by telephone at 877‑835‑4531 or through approved selling agents or brokers. You may also purchase or redeem Fund shares by wire transfer or exchange Fund shares through account access online at www.NewCovenantFunds.com. The minimum initial and subsequent investment amounts are shown below.

Minimum Investments:	To Open Your Account	To Add to Your Account	Automatic Investment Plan
All Accounts	$500	$100	$50

For important information about Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 34 of this Prospectus.

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Tax Information

The distributions made by the Funds are generally taxable and will be taxed as qualified dividend income, ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE INFORMATION ABOUT INVESTMENTS

New Covenant Funds (the “Trust”) was organized with participation from the Presbyterian Church (U.S.A.) Foundation (the “Foundation”) to facilitate responsible financial management of the investment and endowment assets of the Presbyterian Church (U.S.A.) and of charitable organizations that are part of or associated with the Presbyterian Church (U.S.A.). The Foundation is a charitable, religious organization that supports the mission of the Presbyterian Church (U.S.A.). Shares of the Trust’s four separate investment portfolios (each a “Fund,” together, the “Funds”) may be purchased by individual investors in addition to religious or charitable organizations, including members of the Presbyterian Church (U.S.A.).

Each of the Funds has the common investment strategy of making investments consistent with social-witness principles adopted by the General Assembly of the Presbyterian Church (U.S.A.), as reflected in Guidelines put forth by the Committee on Mission Responsibility Through Investment (the “Presbyterian Principles”). These principles may evolve over time and currently include prohibitions on investments in military contractors and tobacco companies. The Equity Fund and Income Fund also limits investments in manufacturers of firearms, for-profit prisons and certain companies with serious human rights violations or for environmental reasons. In addition, after consideration of the Presbyterian Principles, the Fund’s portfolio will be constructed by the Sub-Adviser, pursuant to a proprietary process, to favor securities of companies that are more highly ranked with respect to environmental, social and governance criteria. The Equity Fund and Income Fund may choose to sell otherwise profitable investments in companies which have been identified as being in conflict with the established Presbyterian Principles or the Sub-Advisers’ ESG criteria. Beyond these principles, each Fund pursues a different investment objective and strategies. You should carefully consider the objective and strategies of a Fund before deciding to invest. Additional information regarding the process that is followed for determining permissible investments for the Equity Fund and Income Fund that are consistent with the Presbyterian Principles, as well as additional information regarding the environmental, social and governance ranking criteria, is included in the Statement of Additional Information (SAI) under the section “Investment Objectives and Policies.”

The Equity Fund and the Income Fund have a number of non-fundamental policies and procedures intended to reduce the risks borne by their investors. These policies and procedures may also reduce the risks borne by investors in the Balanced Growth and Balanced Income Funds because they invest exclusively in shares of the Equity Fund and the Income Fund. However, there is no guarantee that any policy, procedure or strategy will be successful and an investor in a Fund may still lose money.

— Each Fund invests principally in U.S. issuers, but also may invest in geographically diverse foreign and international companies. This policy may reduce the effect on a Fund of adverse events affecting particular nations or regions. If a Fund holds a position in securities priced in non-U.S. currency, it may engage in hedging transactions to reduce currency risk.

— A Fund may take a temporary defensive position when adverse market conditions exist. This may prevent the Fund from achieving its investment objective because such a temporary position may be inconsistent with the Fund’s customary strategies. For example, the Income Fund may increase its cash equivalent holdings.

— Within the Income Fund, each Sub-Adviser pursues the Fund’s objectives through its own investment strategy. Since any investment strategy has its strengths and weaknesses, depending on market conditions, the use of multiple strategies is intended to reduce the impact of one strategy on the Fund’s performance during varying market conditions.

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— The Equity Fund and Income Fund may invest up to 15% of their net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly (generally within seven days) in the normal course of business at approximately its carrying value. The percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers.

— The Equity Fund will seek generally to replicate the performance of its underlying index, but may vary from the index to invest in a manner consistent with the Presbyterian Principles or to manage risk and seek efficient trading costs.

Each Fund’s investment objective is fundamental, which means that it may not be changed without a shareholder vote. All investment policies of each Fund that are not specifically identified as fundamental may be changed by the Trust’s Board of Trustees (the “Board”) without approval of Fund shareholders. Each of the Fund’s portfolio securities and investment practices offers certain opportunities and carries various risks. Principal investment strategies and risk factors are summarized in the front of the Prospectus. Below are further descriptions of principal investment strategies, along with their risks, which apply to the Equity Fund and the Income Fund.

More Information About Principal Investment Strategies

Asset-Backed Securities: The Income Fund may invest in asset-backed securities. These securities represent interests in pools of debt such as credit-card accounts. The principal risks of asset-backed securities are that on the underlying obligations, payments may be made more slowly, and rates of default may be higher than expected. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund’s recovery on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Below-Investment Grade Securities (Junk Bonds): The Income Fund may invest in securities rated below-investment grade (junk bonds). These are securities in all Moody’s Investors Service, Inc. (Moody’s) and Standard & Poor’s Corporation (S&P) categories below those referred to as “investment grade.” Compared to higher quality fixed income securities, below-investment grade securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of below investment grade securities to meet principal and interest payments is considered speculative.

Investment Grade Securities: There are four categories that are referred to as “investment grade.” These are the four highest credit ratings or categories as defined by Moody’s and S&P. Securities rated Baa3 or higher by Moody’s or BBB- or higher by S&P are considered by those rating agencies to be “investment grade” securities, although securities rated Baa3 or BBB- are considered to have speculative characteristics.

Investments in other Investment Companies: The Balanced Growth Fund and Balanced Income Fund, by investing primarily in shares of the Equity Fund and the Income Fund, indirectly pay a portion of the operating expenses, management expenses and brokerage costs of such companies as well as their own operating expenses. Thus, shareholders of the Balanced Growth Fund and Balanced Income Fund may indirectly pay

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higher total operating expenses and other costs than they would pay by owning shares of the underlying Funds directly. The Equity Fund and Income Fund may invest in shares of other investment companies, subject to certain provisions of federal securities laws. These Funds may invest in other investment companies for a variety of reasons such as, without limitation, to manage cash, to seek current income, or to gain exposure to investments in particular sectors, industries or countries. To the extent that the Funds invest in other investment companies, the Funds will indirectly bear their proportionate share of any expenses (such as operating expenses and advisory fees) that are paid by certain of the investment companies in which they invest.

Mortgage-Backed Securities: The Income Fund may invest in mortgage-backed securities. These securities, which represent interests in pools of mortgages, may offer attractive yields but generally carry additional risks. The prices and yields of mortgage-related securities typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, these securities usually are redeemed early because the underlying mortgages are often prepaid. A Fund would then have to reinvest the money at a lower rate.

The privately issued mortgage-backed securities in which a Fund invests are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury. However, the timely payment of principal and interest normally is supported, at least partially, by various credit enhancements by banks and other financial institutions. There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to a Fund and affect its share price.

The Fund may also utilize the To Be Announced (TBA) market for mortgage-backed securities. A TBA transaction is a method of trading mortgage-backed securities. In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to a Fund before settlement. The TBA market allows investors to gain exposure to mortgage-backed securities with certain broad characteristics (maturity, coupon, age) without taking delivery of the actual securities until the settlement day which is once every month. In addition, the Fund may utilize the dollar roll market, in which one sells, in the TBA market, the security for current month settlement, while simultaneously committing to buy the same TBA security for next month settlement.

MORE INFORMATION ABOUT RISKS

Risk Information Common to the Funds

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Funds. The Funds cannot be certain that they will achieve their investment objectives. Before you invest, please make sure that you have read and understand the risk factors that apply to the specific Fund in which you are investing. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For all Funds, there is the risk that the Fund will underperform other similar mutual funds that do not consider social-witness principles and other socially responsible investing principles in their investing.

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More Information About Principal Risks

The following are the risks associated with an investment in the specified Funds. Because the Balanced Growth Fund and Balanced Income Fund are each a fund-of-funds, they are subject to the same risks as the Equity Fund and Income Fund in which they invest.

Asset Allocation Risk — Balanced Growth Fund, Balanced Income Fund: The risk that SIMC’s decisions regarding the allocation of Fund assets to the Equity Fund and Income Fund will not anticipate market trends successfully.

Asset-Backed Securities — Income Fund, Balanced Growth Fund, Balanced Income Fund: Asset-backed securities are securities that are backed primarily by the cash flows of a discrete pool of fixed or revolving receivables or other financial assets that by their terms convert into cash within a finite time period. Asset-backed securities include mortgage-backed securities, but the term is more commonly used to refer to securities supported by non-mortgage assets such as auto loans, motor vehicle leases, student loans, credit card receivables, floorplan receivables, equipment leases and peer-to-peer loans. The assets are removed from any potential bankruptcy estate of an operating company through the true sale of the assets to an issuer that is a special purpose entity, and the issuer obtains a perfected security interest in the assets. Payments of principal of and interest on asset-backed securities rely entirely on the performance of the underlying assets. Asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity and therefore, if the assets or sources of funds available to the issuer are insufficient to pay those securities, a Fund will incur losses. In addition, asset-backed securities entail prepayment risk that may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed below.

Losses may be greater for asset-backed securities that are issued as “pass-through certificates” rather than as debt securities because those types of certificates only represent a beneficial ownership interest in the related assets and their payment is based primarily on collections actually received. For asset-backed securities as a whole, if a securitization issuer defaults on its payment obligations due to losses or shortfalls on the assets held by the issuer, a sale or liquidation of the assets may not be sufficient to support payments on the securities and a Fund, as a security holder, may suffer a loss.

There is a limited secondary market for asset-backed securities. Consequently, it may be difficult for a Fund to sell or realize profits on those securities at favorable times or for favorable prices.

Below Investment Grade Fixed Income Securities (Junk Bonds) — Income Fund, Balanced Growth Fund, Balanced Income Fund: Below investment grade fixed income securities (commonly referred to as junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater because the prospect for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest, these risky securities tend to offer higher returns, but there is no guarantee that an investment in these securities will result in a high rate of return.

Cash and Cash Equivalents — Balanced Growth Fund, Balanced Income Fund: At any time, a Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or

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cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Commercial Paper — Income Fund, Balanced Growth Fund, Balanced Income Fund: Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance generally not exceeding 270 days. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.

Corporate Fixed Income Securities — Income Fund, Balanced Growth Fund, Balanced Income Fund: Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers’ sensitivity to changing economic conditions, it may be difficult to measure the credit risk of securities issued by private businesses.

Credit — Income Fund, Balanced Growth Fund, Balanced Income Fund: Credit risk is the risk that a decline in the credit quality of an investment could cause a Fund to lose money. A Fund could lose money if the issuer or guarantor of a portfolio security fails to make timely payment or otherwise honor its obligations. Fixed income securities rated below investment grade (junk bonds) (described above) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Current Market Conditions Risk — All Funds: A particular investment, or shares of a Fund in general, may fall in value due to current market conditions. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad may adversely impact the U.S. regulatory landscape, markets and investor behavior, which could negatively impact a Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. If geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of a Fund’s assets may decline. Additional examples of events that have led to fluctuations in markets include pandemic risks related to COVID‑19 and aggressive measures taken worldwide in response by governments and businesses, elevated inflation levels and problems in the banking sector. Additionally, the rapid development and increasingly widespread use of certain artificial intelligence (AI) technologies may adversely impact markets, disrupt

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existing industries and sectors, and dislocate opportunities in the labor force, which could negatively affect the overall performance of a Fund’s investments, or alter the services provided to a Fund by its service providers.

Depositary Receipts — Equity Fund, Balanced Growth Fund, Balanced Income Fund: Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts, including American Depositary Receipts (ADRs), are subject to many of the risks associated with investing directly in foreign securities, which are further described below.

Derivatives — All Funds: Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts and options. Changes in the market value of a security that is a reference asset for a derivative instrument may not be proportionate to changes in the market value of the derivative instrument itself. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty in closing the position prior to expiration. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to the Fund will cause the value of your investment in the Fund to decrease. The Fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk, counterparty risk and tax risk. Credit risk is described above and leverage risk is described below. The Fund’s counterparties to its derivative contracts present the same types of credit risk as issuers of fixed income securities. Lack of availability risk is the risk that suitable derivative transactions, such as roll-forward contracts, may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Counterparty risk is the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivative contract, or a borrower of the Fund’s securities is unable or unwilling to make timely settlement payments, return the Fund’s margin or otherwise honor its obligations. Tax risk is the risk that the use of derivatives may cause the Fund to realize higher amounts of short-term capital gains or otherwise affect a Fund’s ability to pay out dividends subject to preferential rates or the dividends received deduction, thereby increasing the amount of taxes payable by some shareholders. These risks could cause the Fund to lose more than the principal amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds’ initial investment.

Derivatives are also subject to a number of other risks described elsewhere in this prospectus. Derivatives transactions conducted outside of the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Derivatives transactions conducted outside the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments, in addition to other risks.

Duration — Income Fund, Balanced Growth Fund, Balanced Income Fund: Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed income instruments with longer duration typically have higher risk and higher volatility. Longer-term fixed income securities in which a Fund may invest tend to be more volatile than shorter-term fixed income securities. A portfolio with a longer average portfolio duration is typically more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

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Equity Market — Equity Fund, Balanced Growth Fund, Balanced Income Fund: Because the Equity Fund will significantly invest in equity securities, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of a Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. Dollar. These factors contribute to price volatility, which is a principal risk of investing in the Equity Fund.

Exchange-Traded Funds — Equity Fund, Balanced Growth Fund, Balanced Income Fund: The Funds may invest in securities of ETFs, subject to certain limits on investment in securities of non-affiliated investment companies. Securities of ETFs represent shares of ownership in either open-end investment management companies or unit investment trusts. ETFs may be index-based and hold a portfolio of common stocks or bonds designed to generally correspond to the price and yield performance of a specific securities index or may be actively managed. The underlying portfolio may have a broad market, sector or international orientation. ETFs give investors the opportunity to buy or sell an entire portfolio of stocks in a single security transaction in a manner similar to buying or selling a share of stock.

Extension — Income Fund, Balanced Growth Fund, Balanced Income Fund: Investments in fixed income securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund may exhibit additional volatility.

Fixed Income Market — Income Fund, Balanced Growth Fund, Balanced Income Fund: The prices of a Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, a Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Fixed income securities may have fixed-, variable- or floating-rates. There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates. Also, longer-term securities are generally more sensitive to changes in the level of interest rates, so the average maturity or duration of these securities affects risk. Changes in government policy, including the Federal Reserve’s decisions with respect to raising interest rates or terminating certain programs such as quantitative easing, could increase the risk that interest rates will rise. Rising interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by a Fund. These risks may be heightened in a low interest rate environment. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, a Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets — Income Fund, Balanced Growth Fund and Balanced Income Fund: A Fund may invest in foreign issuers, including issuers located in emerging market countries. Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may

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happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Additionally, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in a Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses. In addition, the large-scale invasion of Ukraine by Russia in February 2022 and the resulting responses, including economic sanctions by the U.S. and other countries against certain Russian individuals and companies could negatively impact the Fund’s performance and cause losses on your investment in the Funds.

Foreign Sovereign Debt Securities — Income Fund, Balanced Growth Fund, Balanced Income Fund: The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Futures Contracts — All Funds: Futures contracts, or “futures,” provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk; and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Funds may experience losses that exceed losses experienced by funds that do not use futures contracts and which may be unlimited, depending on the structure of the contract. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute or which futures are intended to hedge.

Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend

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in part on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. Although futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Funds may be unable to close out its futures contracts at a time that is advantageous. If movements in the markets for security futures contracts or the underlying security decrease the value of a Fund’s positions in security futures contracts, the Fund may be required to have or make additional funds available to its brokerage firm as margin. If the Fund’s account is under the minimum margin requirements set by the exchange or the brokerage firm, its position may be liquidated at a loss, and the Fund will be liable for the deficit, if any, in its account. A Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund’s positions. The successful use of futures depends upon a variety of factors, particularly the ability of SIMC or the Sub-Advisers to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Interest Rate — Income Fund, Balanced Growth Fund, Balanced Income Fund: The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which a Fund invests. In a low interest rate environment, the risk of a decline in value of the Fund’s portfolio securities associated with rising rates are heightened because there may be a greater likelihood of rates increasing, potentially rapidly. In a declining interest rate environment, the Fund generally will be required to invest available cash in instruments with lower interest rates than those of the current portfolio securities. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, whereas others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Investment Company — Balanced Growth Fund, Balanced Income Fund: The Funds may purchase shares of investment companies, such as open-end funds, ETFs and closed-end funds. When a Fund invests in an investment company, it will bear a pro rata portion of the investment company’s expenses in addition to directly bearing the expenses associated with its own operations. Such expenses may make owning shares of an investment company more costly than owning the underlying securities directly. The Funds may invest in affiliated funds including, for example, money market funds for reasons such as cash management or other purposes. In such cases, the Funds’ adviser and its affiliates will earn fees at both the Fund level and within the underlying fund with respect to the Funds’ assets invested in the underlying fund. In part because of these additional expenses, the performance of an investment company may differ from the performance a Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Funds may be subject to additional or different risks than if the Funds had invested directly in the underlying investments.

Investment Style — All Funds: The risk that the equity or fixed income securities in which a Fund invests may underperform other segments of the equity or fixed income markets or the equity or fixed income markets as a whole.

Large Capitalization  — Equity Fund, Balanced Growth Fund, Balanced Income Fund: If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium

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capitalization companies, investors may migrate to the stocks of small and medium sized companies. Additionally, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Leverage — All Funds: Certain Fund transactions, such as derivatives or reverse repurchase agreements, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Rule 18f‑4 under the 1940 Act requires, among other things, that a Fund either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based one of two value-at-risk (VaR) tests. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet the applicable requirements of the 1940 Act and the rules thereunder.

Liquidity — All Funds: Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Medium Capitalization Issuers — Equity Fund, Balanced Growth Fund, Balanced Income Fund: Investing in equity securities of medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Mortgage-Backed Securities — Income Fund, Balanced Growth Fund, Balanced Income Fund: Mortgage-backed securities are a class of asset-backed securities representing an interest in a pool or pools of whole mortgage loans (which may be residential mortgage loans or commercial mortgage loans). Mortgage-backed securities held or acquired by a Fund could include (i) obligations guaranteed by federal agencies of the U.S. Government, such as the Government National Mortgage Association (GNMA), which are backed by the “full faith and credit” of the United States, (ii) securities issued by the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), which are not backed by the “full faith and credit” of the United States but are guaranteed by the U.S. Government as to timely payment of principal and interest, (iii) securities (commonly referred to as “private-label RMBS”) issued by private issuers that represent an interest in or are collateralized by whole residential mortgage loans without a government guarantee and (iv) commercial mortgage-backed securities (CMBS), which are multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties

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and cooperative apartments. Because private-label RMBS and CMBS are not issued or guaranteed by the U.S. Government, those securities generally are structured with one or more types of credit enhancement. There can be no assurance, however, that credit enhancements will support full payment to a Fund of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to a Fund and affect its share prices.

The Funds may invest in mortgage-backed securities in the form of debt or in the form of “pass-through” certificates. Pass-through certificates, which represent beneficial ownership interests in the related mortgage loans, differ from debt securities, which generally provide for periodic fixed payments of interest on and principal of the related notes. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees and expenses owed to the servicers of the mortgage loans and other transaction parties that receive payment from collections on the mortgage loans.

The performance of mortgage loans and, in turn, the mortgage-backed securities acquired by a Fund, is influenced by a wide variety of economic, geographic, social and other factors, including general economic conditions, the level of prevailing interest rates, the unemployment rate, the availability of alternative financing and homeowner behavior.

The rate and aggregate amount of distributions on mortgage-backed securities, and therefore the average lives of those securities and the yields realized by a Fund, will be sensitive to the rate of prepayments (including liquidations) and modifications of the related mortgage loans, any losses and shortfalls on the related mortgage loans allocable to the tranches held by the Fund and the manner in which principal payments on the related mortgage loans are allocated among the various tranches in the particular securitization transaction. Furthermore, mortgage-backed securities are sensitive to changes in interest rates, but may respond to those changes differently from other fixed income securities due to the possibility of prepayment of the mortgage loans. Among other factors, a significant amount of defaults, rapid prepayments or prepayment interest shortfalls may erode amounts available for distributions to a Fund. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect a Fund’s actual yield to maturity, even if the average rate of principal payments is consistent with the Fund’s expectations. If prepayments of mortgage loans occur at a rate faster than that anticipated by a Fund, payments of interest on the mortgage-backed securities could be significantly less than anticipated. Similarly, if the number of mortgage loans that are modified is larger than that anticipated by a Fund, payments of principal and interest on the mortgage-backed securities could be significantly less than anticipated.

Mortgage Dollar Rolls — Income Fund, Balanced Growth Fund, Balanced Income Fund: Mortgage dollar rolls are transactions in which a Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on such securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, the Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and may initially involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

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Opportunity — All Funds: The Equity Fund and the Income Fund may miss out on an investment opportunity because the assets necessary to take advantage of that opportunity are tied up in other investments.

Portfolio Turnover — Income Fund: Due to its investment strategy, the Income Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Preferred Stocks — Equity Fund, Balanced Growth Fund, Balanced Income Fund: Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend. Due to their fixed income features, preferred stocks provide higher income potential than issuers’ common stocks, but are typically more sensitive to interest rate changes than an underlying common stock. Preferred stocks are also subject to equity market risk, which is discussed above. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk, which is discussed below.

Prepayment — Income Fund, Balanced Growth Fund, Balanced Income Fund: Fund investments in fixed income securities are subject to prepayment risk. In a declining interest rate environment, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in a Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

Put and Call Options — Income Fund, Balanced Growth Fund, Balanced Income Fund: The value of call options tends to increase or decrease in the same direction as the price change of the securities underlying them, and the value of put options tends to increase or decrease in the opposite direction as the price change of the securities underlying them. However, because these options can be purchased for a fraction of the cost of the underlying securities, their price changes can be very large in relation to the amount invested in them. This means that options are volatile investments. As a result, options are riskier investments than the securities underlying them.

Quantitative Investing — Equity Fund: A quantitative investment style generally involves the use of computers to implement a systematic or rules-based approach to selecting investments based on specific measurable factors. Due to the significant role technology plays in such strategies, they carry the risk of unintended or unrecognized issues or flaws in the design, coding, implementation or maintenance of the computer programs or technology used in the development and implementation of the quantitative strategy. These issues or flaws, which can be difficult to identify, may result in the implementation of a portfolio that is different from that which was intended, and could negatively impact investment returns. Such risks should be viewed as an inherent element of investing in an investment strategy that relies heavily upon quantitative models and computerization. Utility interruptions or other key systems outages also can impair the performance of quantitative investment strategies.

Repurchase Agreement — Income Fund, Balanced Growth Fund, Balanced Income Fund: Although repurchase agreement transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Income Fund whereby a defaulting counterparty could delay or prevent the Income Fund’s recovery of collateral.

Small Capitalization Issuers — Equity Fund, Balanced Growth Fund, Balanced Income Fund: Investing in equity securities of small capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future

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expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Social-Witness Principles/Socially Responsible Investing — All Funds: The Equity Fund and the Income Fund consider social-witness principles and the Sub-Advisers’ ESG criteria in their investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with their established social-witness principles and other socially responsible investing principles. This means that a Fund may underperform other similar mutual funds that do not consider social-witness principles and other socially responsible investing principles in their investing. Further, the consideration of ESG criteria in the selection of securities for a Fund’s portfolio involves the risk that information provided by issuers and third parties, on which the Sub-Advisers may rely, continues to develop and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. In addition, the regulatory landscape for ESG investing in the United States is still developing, and future rules and regulations may require a Fund to modify or alter its investment process.

Swap Agreements — Income Fund, Balanced Growth Fund, Balanced Income Fund: Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, counterparty risk, regulatory risk and/or tax risk. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a “cap” or “floor,” respectively). Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.

Total return swaps are contracts that obligate a party to pay interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Total return swaps give the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. Fully funded total return swaps have economic and risk characteristics similar to credit-linked notes, which are described above. Fully funded equity swaps have economic and risk characteristics similar to participation notes (P-Notes).

A credit default swap enables the Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If the Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will generally either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If the Fund is a buyer of protection and a credit event occurs (as defined under the terms of that particular swap

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agreement), the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are calculated by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is generally determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was signed into law on July 21, 2010, established a comprehensive regulatory framework for swaps and security-based swaps. Prior to the Dodd-Frank Act, the swaps and security-based swaps transactions generally occurred on a bilateral basis in the over-the-counter (OTC) market (so-called “bilateral OTC transactions”). Pursuant to the Dodd-Frank Act, some, but not all, swaps and security-based swaps transactions are now required to be centrally cleared and traded on exchanges or electronic trading platforms. Bilateral OTC transactions differ from exchange-traded or cleared swaps and security-based swaps in several respects. Bilateral OTC transactions are transacted directly between counterparties and not through an exchange (although they may be submitted for clearing with a clearing corporation). As bilateral OTC transactions are entered into directly with a counterparty, there is a risk of nonperformance by the counterparty as a result of its insolvency or otherwise. Under certain risk mitigation regulations adopted pursuant to the Dodd-Frank Act (commonly referred to as “Margin Rules”), the Fund is required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of its uncleared transactions in swaps and security-based swaps. The Margin Rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared transactions in swaps and security-based swaps for certain entities, which may include the Funds. In addition, clearing agencies may impose separate margin requirements for certain cleared transactions in swaps and security-based swaps.

To-Be-Announced (TBA) Transactions — Income Fund, Balanced Growth Fund, Balanced Income Fund: A Fund may be exposed to TBA transactions risk through the Fund’s investments in derivatives. In TBA transactions, the selling counterparty does not specify the particular securities to be delivered. Instead, the purchasing counterparty agrees to accept any security that meets specified terms. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. In addition, the selling counterparty may not deliver the security as promised. Default or bankruptcy of a counterparty to a TBA transaction would expose a Fund to potential loss and could affect the Fund’s returns. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to the settlement date.

Tracking Error — Equity Fund: The risk that the Fund’s performance may vary substantially from the performance of the Index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the

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Fund’s investments and the Index’s components, implementation of the Presbyterian Principles, and favoring ESG and other factors.

U.S. Government Securities — Income Fund, Balanced Growth Fund, Balanced Income Fund: Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. Therefore, such obligations are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Warrants and Rights — Equity Fund, Balanced Growth Fund, Balanced Income Fund: Warrants and rights are instruments issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Warrants and rights normally have a short life span to expiration. The purchase of warrants or rights involves the risk that the Funds could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ and rights’ expiration. Also, the purchase of warrants and/or rights involves the risk that the effective price paid for the warrant and/or right added to the subscription price of the related security may exceed the subscribed security’s market price such as when there is no movement in the level of the underlying security.

The Funds may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Funds could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investments in warrants may be more speculative than other equity-based investments.

MORE INFORMATION ABOUT THE FUNDS’ BENCHMARK INDEXES

The following information describes the various indexes referred to in the “Performance Information” sections of this Prospectus. An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market, and, beginning in 2026, is completely reconstituted semi-annually in June and December to ensure new and growing equities are reflected.

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Bloomberg Intermediate U.S. Aggregate Bond Index is an unmanaged index generally representative of intermediate investment grade government and corporate debt securities with maturities of 10 years or less.

The Bloomberg U.S. Aggregate Bond Index is a widely-recognized, market-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Government obligations, corporate debt securities and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB-) or higher, with maturities of at least 1 year.

Blended 60% Russell 3000 Index/40% Bloomberg Intermediate U.S. Aggregate Bond Index is a composite composed of 60% Russell 3000 Index and 40% Bloomberg Intermediate U.S. Aggregate Bond Index.

Blended 35% Russell 3000 Index/65% Bloomberg Intermediate U.S. Aggregate Bond Index is a composite composed of 35% Russell 3000 Index and 65% Bloomberg Intermediate U.S. Aggregate Bond Index.

INVESTMENT ADVISER

SEI Investments Management Corporation, a Securities and Exchange Commission (SEC) registered investment adviser located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the investment adviser to the Funds. As of June 30, 2026, SIMC had approximately $228.81 billion in assets under management.

SIMC is responsible for periodically rebalancing the investments of the Balanced Growth and Balanced Income Funds between the Equity and Income Funds. The Equity and Income Funds are managed by SIMC and one or more sub-advisers (each a “Sub-Adviser” and together, the “Sub-Advisers”). SIMC acts as a “manager of managers” of the Equity and Income Funds and, subject to the oversight of the Board, is responsible for:

— researching and recommending to the Board, the hiring, termination and replacement of Sub-Advisers;

— allocating, on a continuous basis, assets of a Fund among the Sub-Advisers (to the extent a Fund has more than one sub-adviser);

— monitoring and evaluating each Sub-Adviser’s performance;

— overseeing the Sub-Advisers to ensure compliance with the Funds’ investment objectives, policies and restrictions; and

— monitoring each Sub-Adviser’s adherence to its investment style.

SIMC acts as manager of managers for the Equity and Income Funds pursuant to an exemptive order obtained from the SEC. The exemptive order permits SIMC, with the approval of the Board, to retain unaffiliated sub-advisers for the Funds without submitting the sub-advisory agreements to a vote of the applicable Fund’s shareholders. Among other things, the exemptive order permits the non-disclosure of amounts payable by SIMC under a particular sub-advisory agreement, but instead requires SIMC to disclose the aggregate amount of sub-advisory fees paid by SIMC with respect to each Fund. As a manager of managers, SIMC is ultimately responsible for the investment performance of the Equity and Income Funds. The Board supervises SIMC and the Sub-Advisers and establishes policies that they must follow in their management activities.

In accordance with a separate exemptive order that the Trust and SIMC have obtained from the SEC, the Board may approve a new sub-advisory agreement or a material amendment to an existing sub-advisory agreement at a meeting that is not in person, subject to certain conditions, including that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting.

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SIMC sources, analyzes, selects and monitors a wide array of Sub-Advisers across multiple asset classes. Differentiating manager skill from market-generated returns is one of SIMC’s primary objectives, as it seeks to identify Sub-Advisers that can deliver attractive investment results. SIMC believes that a full assessment of qualitative as well as quantitative factors is required to identify truly skilled managers. In carrying out this function, SIMC forms forward-looking expectations regarding how a Sub-Adviser will execute a given investment mandate; defines environments in which the strategy is likely to outperform or underperform; and seeks to identify the relevant factors behind a Sub-Adviser’s performance. It also utilizes this analysis to identify catalysts that would lead SIMC to reevaluate its view of a Sub-Adviser.

SIMC then constructs a portfolio that seeks to maximize the risk-adjusted rate of return by finding a proper level of diversification between sources of excess return (at an asset class level) and the investment managers implementing them. The allocation to a given investment manager is based on SIMC’s analysis of the manager’s particular array of alpha sources, the current macroeconomic environment, expectations about the future macroeconomic environment, and the level of risk inherent in a particular manager’s investment strategy. SIMC measures and allocates to Sub-Advisers based on risk allocations in an attempt to ensure that one manager does not dominate the risk of a multi-manager, multi-return-source fund.

The following portfolio managers are primarily responsible for the management and oversight of the Funds, as described above.

Portfolio Managers

Richard A. Bamford serves as a Portfolio Manager for the Income and Balanced Income Funds. Mr. Bamford serves as a Senior Portfolio Manager for the Traditional Strategies Group within SIMC’s Investment Management Unit. Mr. Bamford is responsible for high yield, emerging market, municipal and taxable fixed-income portfolios, as well as leading the investment-grade debt and municipal bonds portfolios. Mr. Bamford’s duties include manager analysis and selection, strategy development and enhancement as well as investment research. Mr. Bamford has over 32 years of investment experience in investment management. Prior to joining SEI in 1999, Mr. Bamford worked as a Municipal Credit Analyst for Vanguard. Mr. Bamford received a Bachelor of Science in Economics/Finance and Accounting from the University of Scranton and a Master of Business Administration with a concentration in Finance from St. Joseph’s University.

Jason Collins serves as Portfolio Manager for the Equity and Balanced Growth Funds. Mr. Collins is Head of Sub-Advised Equity and the Head of the UK Investment Management Unit. Mr. Collins oversees resources and investment strategy for all equity portfolios. Prior to his current role, he served in a number of investment leadership roles at SEI and, before joining the firm, had gained significant experience in the fields of manager selection and portfolio management. Mr. Collins earned his Bachelor of Arts in financial services, with honors, from Bournemouth University and is a member of the CFA society.

David L. Hintz, CFA serves as a Portfolio Manager for the Equity and Balanced Growth Funds. In this role, Mr. Hintz is responsible for the management of the portfolios, capital market research, ongoing evaluation and allocation of equity managers and capital for the SEI funds. Prior to joining SEI, Mr. Hintz worked at Russell Investments as a Portfolio Manager and previously as the Head of US Equity Research and a Research Analyst. Mr. Hintz received his Bachelor of Science from Walla Walla University and his Master of Business Administration from Pacific Lutheran University. Mr. Hintz is a CFA charterholder from the CFA Institute.

Anthony Karaminas, CFA, serves as Portfolio Manager for the Income and Balanced Income Funds. Mr. Karaminas is the Head of Sub-Advisory Fixed Income & Multi-Asset within the Investment Management Unit and is responsible for Portfolio Management leadership and oversight duties. Prior to joining SEI, he was

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an Associate Portfolio Manager/Analyst within the Multi-Manager Solution team at UBS Asset Management. Previously, Mr. Karaminas held the role of Sector Head of Global Fixed Income and Global High Yield Funds Research at S&P Capital IQ. Mr. Karaminas was also a Senior Analyst at Goldman Sachs JBWere. Mr. Karaminas received a Bachelor of Business (with honors) from Swinburne University in Melbourne, Australia. He is a CFA charterholder and a member of the CFA Institute.

Nilay Shah serves as a Portfolio Manager for the Income Fund. Mr. Shah is also responsible for manager due diligence and selection across SEI’s fixed income fund and separate account platforms with a primary focus on US investment-grade and high yield strategies. Mr. Shah joined SEI in 2005 and holds a Bachelor of Science in Business Administration with concentrations in Finance and Economics from Drexel University and a MBA in Finance from Saint Joseph’s University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership, if any, of the Fund shares.

Advisory Fees

The Balanced Growth and Balanced Income Funds do not pay an advisory fee. For its services during the fiscal year ended June 30, 2026, SIMC received investment advisory fees, as a percentage of each Fund’s average daily net assets, at the following annual rates:

Investment Advisory Fees		Investment Advisory Fees After Fee Waivers
Equity Fund	0.47%	0.23%
Income Fund	0.42%	0.28%

A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory and sub-advisory agreements is available on the Funds’ website, www.NewCovenantFunds.com, or online at sec.gov. The Funds’ Semi-Annual Form N-CSR covers the period of July 1, 2025 through December 31, 2025, and the Funds’ Annual Form N-CSR covers the period of July 1, 2025 through June 30, 2026.

SIMC has registered with the National Futures Association as a “commodity pool operator” under the Commodity Exchange Act (CEA) with respect to certain products not included in this Prospectus. SIMC has claimed, on behalf of the Funds in accordance with the Commodity Futures Trading Commission (CFTC) Regulation 4.5 and other relevant rules, regulations and no-action relief, an exclusion from the definition of the term “commodity pool operator” under the CEA. SIMC is therefore not subject to regulation as a pool operator under the CEA with regard to the operation of the Funds.

Information About Fee Waivers

The Funds’ actual total annual Fund operating expenses for the most recent fiscal year differ from the amounts shown in the Annual Fund Operating Expenses tables in the Fund Summary sections because SIMC, the Funds’ administrator and/or the Funds’ distributor voluntarily waived and/or reimbursed a portion of their fees in order to keep total direct annual Fund operating expenses (exclusive of interest from borrowings, brokerage commissions, Trustee fees, taxes and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level. The voluntary waivers of SIMC, the Funds’ administrator and/or the Funds’ distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses (AFFE). SIMC, the Funds’ administrator and/or the Funds’ distributor may discontinue all or part of these waivers and/or

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reimbursements at any time. With these fee waivers, the Funds’ actual total annual Fund operating expenses for the most recent fiscal year were as follows:

Fund Name	Total Annual Fund Operating Expenses (before voluntary fee waivers)	Total Annual Fund Operating Expenses (after voluntary fee waivers)	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*
Equity Fund	0.98%	0.72%	0.72%
Income Fund	0.97%	0.75%	0.75%
Balanced Growth Fund	0.93%	0.85%	0.13%
Balanced Income Fund	0.94%	0.88%	0.15%

* AFFE reflect the estimated amount of fees and expenses that were incurred indirectly by the Funds through their investments in other investment companies during the most recent fiscal year.

SUB-ADVISERS

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. Each Sub-Adviser must also operate within the applicable Fund’s investment objective, restrictions and policies, and within specific guidelines and instructions established by SIMC from time to time. Each Sub-Adviser is responsible for managing only the portion of the applicable Fund allocated to it by SIMC, and Sub-Advisers may not consult with each other concerning transactions for a Fund. SIMC pays the Sub-Advisers out of the investment advisory fees it receives (as described above).

Sub-Advisers and Portfolio Managers

Equity Fund

Parametric Portfolio Associates LLC: Parametric, headquartered at 800 Fifth Ave, Suite 2800, Seattle, Washington 98104, serves as a Sub-Adviser to the Equity Fund. A team of investment professionals at Parametric, led by Jennifer Mihara, Head of Equity Fund Management, Jennifer Sireklove, Managing Director, Investment Strategy and Rob Osborne, Senior Portfolio Manager, manages the portion of the Equity Fund’s assets allocated to Parametric. Messrs. Jennifer Sireklove and Osborne have been with Parametric since 2013 and 2008, respectively. Ms. Mihara has been with Parametric since 2005.

Income Fund

Income Research + Management: Income Research + Management (IR+M), located at 115 Federal Street, 22nd Floor, Boston, Massachusetts 02110, serves as a Sub-Adviser to the New Covenant Income Fund. A team of investment professionals manages the portion of the Income Fund’s assets allocated to IR+M. The team consists of James Gubitosi, CFA, Co-Chief Investment Officer, Chair of Investment Committee, Michael Sheldon, CFA, Co-Chief Investment Officer, Jonathan Remley, CFA, Senior Portfolio Manager, Director of Investment Strategy, William O’Neill, CFA, Senior Portfolio Manager, Co-Director of Portfolio Management, Matthew Walker, CFA, Senior Portfolio Manager, Director of Credit, Wesly Pate, CFA, Senior Portfolio Manager, Rachel Campbell, Senior Portfolio Manager, Director of Securitized, and Virginia Schiappa, CFA, Senior Portfolio Manager. This team is ultimately responsible for the day-to-day management and strategic direction of the Catholic Values Fixed Income Fund. Mr. Gubitosi joined IR+M in March 2007, Mr. Sheldon joined IR+M in November 2007, and Mr. Remley joined IR+M in July 2005, Mr. O’Neill joined IR+M in July 2004, Mr. Walker joined IR+M in April 2007, Mr. Pate joined IR+M in July 2011, Mrs. Campbell joined IR+M in January 2009 and Mrs. Schiappa joined IR+M in December 2014. Mr. Gubitosi was previously a Senior

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Portfolio Manager at IR+M, Mr. Sheldon was previously Deputy Chief Investment Officer and Senior Portfolio Manager at IR+M, Mr. Pate was previously a Portfolio Manager at IR+M, Mrs. Campbell was previously the Director of Securitized Research at IR+M and Mrs. Schiappa was previously a Portfolio Manager at IR+M.

Metropolitan West Asset Management, LLC: Metropolitan West Asset Management, LLC (MetWest), located at 515 South Flower Street, Los Angeles, California 90071, serves as a Sub-Adviser to the New Covenant Income Fund. A team of investment professionals manages the portion of the New Covenant Income Fund’s assets allocated to MetWest. The team consists of Bryan Whalen, CFA, Chief Investment Officer, Generalist Portfolio Manager and Director Fixed Income, Jerry Cudzil, Group Managing Director and Generalist Portfolio Manager, and Ruben Hovhannisyan, CFA, Group Managing Director and Generalist Portfolio Manager. In addition to co-managing the security selection and trade execution process, Mr. Whalen serves as Chief Investment Officers, with responsibility for developing the U.S. Fixed Income Group’s long-term economic outlook that guides strategies. Messrs. Whalen, Cudzil and Hovhannisyan have been with MetWest since May 2004, May 2012, and December 2007, respectively. MetWest is an indirect wholly-owned subsidiary of The TCW Group, Inc. (TCW).

The SAI provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership, if any, of the Fund shares.

PURCHASING, EXCHANGING AND SELLING FUND SHARES

This section tells you how to purchase, exchange and sell (sometimes called “redeem”) shares of the Funds.

HOW TO PURCHASE FUND SHARES

If you need assistance in opening a New Covenant Funds account, call to speak with a shareholder service representative at 877‑835‑4531. You may also visit http://www.newcovenantfunds.com/Home/Contact to email your question(s) to the Funds. The Funds are also available through approved selling agents or brokers who are authorized to receive purchase and redemption orders on behalf of the Funds. Such agents/brokers are authorized to designate other intermediates to receive purchase and redemption orders on behalf of the Funds. The Funds will be deemed to have received a purchase or redemption order when an authorized agent/broker or, if applicable, an agent or broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s Net Asset Value next computed after they are received by an authorized agent/broker or the agent/broker’s authorized designee. Customers may be charged a fee for purchasing and/or redeeming Fund shares via an authorized agent/broker or authorized designee.

If your agent/broker does not offer the Funds, please contact the Funds directly, or have your agent/broker contact the Funds.

Purchase Amounts

All checks must be in U.S. dollars. The check may be drawn on a domestic bank account or from an existing account at a major brokerage firm registered identically to the Fund account. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks (except checks issued by the Presbyterian Church (U.S.A.) Foundation), Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept postdated checks or any conditional order or payment.

The Transfer Agent (as defined below) will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment that is returned. It is the policy of the Funds not to accept

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applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to reject any application.

Minimum Investments	To Open Your Account	To Add to Your Account	Automatic Investment Plan
All Accounts	$500	$100	$50

Instructions for Opening or Adding to an Account

By Regular Mail

Initial Investment:

1.
Carefully read and complete the account application form (also available at www.NewCovenantFunds.com). Establishing your account privileges now saves you the inconvenience of having to add them later.
2.
Make check payable to New Covenant Funds and indicate the Fund in which you wish to invest.
3.

Mail to: New Covenant Funds,
U.S. Bank Global Fund Services,
P.O. Box 219252, Kansas City, MO 64121‑9252.

Subsequent Investment:

1.
Fill out an investment slip attached to your account statement and write your account number on your check. Or, if unavailable,
2.
Include the following information on a piece of paper:
—
New Covenant Funds/Fund name;
—
Amount invested; Account name; and
—
Account number.

Include your account number on your check.

3.

Mail to: New Covenant Funds,
U.S. Bank Global Fund Services,
P.O. Box 219252, Kansas City, MO 64121‑9252.

By Overnight Service

See instructions 1‑2 above for subsequent investments.

3.

Send to: New Covenant Funds,
U.S. Bank Global Fund Services,
801 Pennsylvania Avenue,
Suite 219252
Kansas City, MO 64105‑1307.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services post office box, of purchase orders does not constitute receipt by the Transfer Agent. The share price used to fill the purchase order is the next price calculated by a Fund after the Transfer Agent receives the order.

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Telephone and Electronic Purchases

You may purchase additional shares of a Fund by calling 877‑835‑4531. If you elected this option on your account application and your account has been open for at least 7 business days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to 4:00 p.m., Eastern Time, your shares will be purchased at the net asset value (NAV) calculated on the day your order is placed. Once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

By Wire Transfer

To purchase by wire, the Transfer Agent must have a completed account application before your wire is sent. A purchase order will not be accepted until a Fund has received the completed application and any requested documentation in good order. Wired funds must be received by 4:00 p.m., Eastern Time to be eligible for same day pricing. Call the Transfer Agent at 877‑835‑4531 between 8:00 a.m. and 7:00 p.m., Eastern Time on any day the New York Stock Exchange is open for business to advise of your intent to wire. Advising the Transfer Agent of your intent to wire, both for a new account and a subsequent investment will ensure prompt and accurate credit. The Funds and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit:
U.S. Bank Global Fund Services
Account #112‑952‑137
Further Credit:
(name of Fund to be purchased)
(shareholder registration)
(shareholder account number)

By Automatic Investment

— With an initial investment, indicate on your application that you would like to participate in the Automatic Investment Plan and complete the appropriate section on the application.

— Subsequent investments will be drawn from your bank account and invested into the Fund(s) automatically.

Purchase Price

You pay no sales charge to invest in any of the Funds. Shares of the Funds are sold at the NAV per share next determined after receipt of the order by the Funds’ transfer agent, U.S. Bank Global Fund Services (the “Transfer Agent”). The NAV multiplied by the number of Fund shares you own equals the value of your investment.

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Pricing of Fund Shares

Each Fund calculates its NAV per share once each business day at the close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern Time). NAV for one Fund share is the value of that share’s portion of the net assets of the Fund. In calculating NAV, the Funds generally value their investment portfolios at market price. Each Fund’s daily NAV is available at www.NewCovenantFunds.com.

If a market quotation is readily available for the valuation of Fund investments, then it is valued by the Funds’ administrator at current market value in accordance with the Funds’ Pricing and Valuation Procedures. The Trust’s Board of Trustees has designated SIMC as the Valuation Designee for the Funds pursuant to Rule 2a‑5 under the 1940 Act (the “Rule”). The Valuation Designee has the responsibility for the fair value determination with respect to all Fund investments that do not have readily available market quotations or quotations that are no longer reliable. SIMC, in furtherance of the Board’s designation, has appointed a committee of SIMC persons to function as the Valuation Designee (the “Committee”) and has established a Valuation and Pricing Policy to implement the Rule and the Funds’ Valuation and Pricing Policy (together with SIMC’s Valuation and Pricing Policy, the “Fair Value Procedures”).

As discussed in detail below, the Committee will typically first seek to fair value investments with valuations received from an independent, third-party pricing agent (a “Pricing Service”). If such valuations are not available or are unreliable, the Committee will seek to obtain a bid price from at least one independent broker or dealer. If a broker or dealer quote is unavailable, the Committee will convene, subject to the Fair Value Procedures, to establish a fair value for the fair value investments.

When valuing portfolio securities, securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded or, if there is no such reported sale, at the most recent quoted bid price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable NAV per share, with the exception of ETFs, which are priced as equity securities. These open-end investment company shares are offered in separate prospectuses, each of which describes the process by which the applicable investment company’s NAV is determined. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, then long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price as provided by a Pricing Service.

Futures and swaps cleared through a central clearing house (centrally cleared swaps) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by a Pricing Service. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time the fund calculates its NAV, the settlement price may not be available at the time at which a fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

If a security’s price cannot be obtained, as noted above, or in the case of equity tranches of CLOs or CDOs, the securities will be valued using a bid price from at least one independent broker. If such prices are not readily

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available, are determined to be unreliable or cannot be valued using the methodologies described above, the Committee will fair value the security using the Fair Value Procedures, as described below.

If available, debt securities, swaps (which are not centrally cleared), bank loans or debt tranches of CLOs/CDOs, such as those held by the Funds, are priced based upon valuations provided by a Pricing Service. Such values generally reflect the last reported sales price if the security is actively traded. The Pricing Service may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities.

On the first day a new debt security purchase is recorded, if a price is not available from a Pricing Service or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Fair Value Procedures until an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less will be valued at their amortized cost. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the security will be valued by an independent broker quote or fair valued by the Committee.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using forward rates provided by a Pricing Service.

The Committee and Fund’s administrator, as applicable, reasonably believe that prices provided by Pricing Services are reliable. However, there can be no assurance that such Pricing Service’s prices will be reliable. The Committee, who is responsible for making fair value determinations with respect to the Funds’ portfolio securities, will, with assistance from the applicable Sub-Adviser, continuously monitor the reliability of readily available market quotations obtained from any Pricing Service and shall promptly notify the Funds’ administrator if the Committee reasonably believes that a Pricing Service is no longer a reliable source of readily available market quotations. The Funds’ administrator, in turn, will notify the Committee if it reasonably believes that a Pricing Service is no longer a reliable source for readily available market quotations.

The Fair Value Procedures provide that any change in a primary Pricing Service or a pricing methodology for investments with readily available market quotations requires prior approval by the Board. However, when the change would not materially affect the valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing Pricing Service or pricing methodology, ratification may be obtained at the next regularly scheduled meeting of the Board. A change in a Pricing Service or a material change in a pricing methodology for investments with no readily available market quotations will be reported to the Board by the Committee in accordance with certain requirements.

Securities for which market prices are not “readily available” are valued in accordance with Rule 2a‑5 and the Fair Value Procedures.

The Committee must monitor for circumstances that may necessitate that a security be valued using Fair Value Procedures, which can include: (i) the security’s trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, (iv) the security has not been traded for an extended period of time, (v) the security’s primary pricing source is not able or willing to provide a price, (vi) trading of the security is subject to local government-imposed restrictions, or (vii) a significant event (as defined below). When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of

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factors the Committee may consider include: (i) the type of security or asset, (ii) the last trade price, (iii) evaluation of the forces that influence the market in which the security is purchased and sold, (iv) the liquidity of the security, (v) the size of the holding in a Fund or (vi) any other appropriate information.

The Committee is responsible for selecting and applying, in a consistent manner, the appropriate methodologies for determining and calculating the fair value of holdings of the Funds, including specifying the key inputs and assumptions specific to each asset class or holding.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

With respect to any investments in foreign securities, the Funds use a third-party fair valuation vendor, which provides a fair value for such foreign securities based on certain factors and methodologies (generally involving tracking valuation correlations between the U.S. market and each foreign security). Values from the vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval,” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair-valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds shall value the foreign securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the vendor. Additionally, if a local market in which the Funds own securities is closed for one or more days (scheduled or unscheduled) while a Fund is open, and if such securities in a Fund’s portfolio exceed the predetermined confidence interval discussed above, then such Fund shall value such securities based on the fair value prices provided by the vendor.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its NAV. The readily available market quotations of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event) has occurred between the time of the security’s last close and the time that the Fund calculates NAV thereby rendering the readily available market quotations as unreliable. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares. A Significant Event may relate to a single issuer or to an entire market sector.

The Committee is primarily responsible for the obligation to monitor for Significant Events as part of the Committee’s ongoing responsibility to determine whether a Fund investment is required to be fair valued (i.e., the investment does not have a reliable readily available market quotation). The Committee may consider input from a Fund’s service providers, including the Fund’s administrator or a Sub-Adviser, if applicable and as appropriate. If the Committee becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, the Committee shall notify the Fund’s administrator.

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Frequent Purchases and Redemptions of Fund Shares

“Market timing” refers to a pattern of frequent purchases and sales of a Fund’s shares, often with the intent of earning arbitrage profits. Market timing of the Funds could harm other shareholders in various ways, including by diluting the value of the shareholders’ holdings, increasing Fund transaction costs, disrupting the portfolio management strategy, causing the Funds to incur unwanted taxable gains and forcing the Funds to hold excess levels of cash.

Each Fund is intended to be a long-term investment vehicle and is not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board has adopted policies and procedures on behalf of the Funds to deter short-term trading. The Transfer Agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder’s account.

A shareholder will be considered to be engaging in excessive short-term trading in a Fund in the following circumstances:

i.
if the shareholder conducts four or more “round trips” in a Fund in any twelve-month period. A round trip involves the purchase of shares of a Fund and the subsequent redemption of all or most of those shares. An exchange into and back out of a Fund in this manner is also considered a round trip.
ii.
if a Fund determines, in its sole discretion, that a shareholder’s trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

Each Fund, in its sole discretion, also reserves the right to reject any purchase request (including exchange requests) for any reason without notice.

Judgments with respect to implementation of the Funds’ policies are made uniformly and in good faith in a manner that the Funds believe are consistent with the best long-term interests of shareholders. When applying the Funds’ policies, the Funds may consider (to the extent reasonably available) an investor’s trading history in all New Covenant and SEI funds, as well as trading in accounts under common ownership, influence or control and any other information available to the Funds.

The Funds’ monitoring techniques are intended to identify and deter short-term trading in the Funds. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds’ monitoring techniques. Operational or technical limitations may also limit the Funds’ ability to identify short-term trading activity.

The Funds and/or their service providers have entered into agreements with financial intermediaries that require them to provide the Funds and/or their service providers with certain shareholder transaction information to enable the Funds and/or their service providers to review the trading activity in the omnibus accounts maintained by financial intermediaries. The Funds may also delegate trade monitoring to the financial intermediaries. If excessive trading is identified in an omnibus account, a Fund will work with the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Fund.

Each Fund may be sold to participant-directed employee benefit plans. The Funds’ ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan

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policies. In such circumstances, the Funds will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Timing of Purchase Requests

All requests received in “good order” by the Transfer Agent before the close of the New York Stock Exchange will be executed the same day, at that day’s closing share price. “Good order” means that your request contains the Fund name in which you are investing, your account number, and your payment. Shares of the Funds are sold at the NAV per share next determined after receipt of your order by the Transfer Agent. Orders received after the close of the New York Stock Exchange will be executed the following business day, at that day’s closing share price. All investments must be in U.S. dollars. Shares will not be priced and are not available for purchase or sale on days when the New York Stock Exchange is closed. However, to the extent that a Fund’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed. If the New York Stock Exchange closes early, the deadlines for purchase orders will be accelerated to the earlier closing time.

Stock Exchange Closings

The New York Stock Exchange is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, as observed.

Rights Reserved by the Funds

The Funds reserve the right to:

— reject any purchase order;

— reject any exchange request (associated with a purchase order);

— vary the initial and subsequent investment minimums;

— waive the minimum investment requirement for any investor;

— redeem shares in any account that falls below required account minimums and return the proceeds to the shareholder.

The Funds will automatically redeem shares if a purchase check is returned for insufficient funds. The Funds reserve the right to reject any third party check. However, third party checks issued by the Presbyterian Church (U.S.A.) Foundation may be accepted. The Funds may change or discontinue the exchange privilege, or temporarily suspend this privilege during unusual market conditions.

Third Party Investments

If you invest through a third party (rather than directly), the policies and fees may be different than those described here. Banks, brokers and financial advisers may charge transaction fees and set different minimum investments or limitations on buying or selling shares. You will not be charged fees if you purchase shares of the Funds through a registered representative of the Funds or the Funds directly.

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Foreign Investors

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence. Prospective investors should consult their own financial institution or financial intermediary regarding their eligibility to invest in a Fund. The Funds may rely on representations from such financial institutions and financial intermediaries regarding their investor eligibility.

Customer Identification and Verification and Anti-Money Laundering Program

Federal law requires all financial institutions to obtain, verify and record information that identifies each customer who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow a Fund or financial intermediary to identify you. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P. O. Box will not be accepted. This information is subject to verification by the Fund or financial intermediary to ensure the identity of all persons opening an account.

Each Fund or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. The Fund or financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, the Fund or financial intermediary may be required to collect documents to establish and verify your identity.

Each Fund will accept investments and your order will be processed at the NAV next determined after receipt of your application in good order (which includes receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day’s price if the Funds or financial intermediary through which you open your account are unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares as well as corresponding tax consequences.

Customer identification and verification are part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

HOW TO EXCHANGE OR TRANSFER YOUR FUND SHARES

Exchange Privilege

You may exchange shares of one of the Funds for shares in an identically registered account in another Fund at NAV without payment of any fee or charge. You can do this by contacting the Transfer Agent, in writing or by telephone or by visiting the Funds’ website at www.NewCovenantFunds.com. You may also exchange your

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shares into the Federated Treasury Obligations Fund, which is an unaffiliated, separately managed, money market mutual fund. This exchange privilege is offered as a convenience to you. For an exchange into the Federated Treasury Obligations Fund, you must first receive that Fund’s prospectus. The exchange privilege must also be selected on your account application form.

No fee or charge will apply for exchanges, but shareholders who are not tax-exempt organizations should know that an exchange is considered a sale of shares of one Fund and the purchase of shares of another Fund. The exchange may result in a gain or loss for federal income tax purposes. If you wish to use the exchange privilege, you may elect the service on your account application or by a letter of instruction. The exchange privilege is subject to amendment or termination at any time upon 60 days’ prior notice.

If the Transfer Agent receives your exchange instructions in good order in writing, by telephone (call 877‑835‑4531) or through the Funds’ website by the valuation time on any business day, your exchange will be processed on that day.

For an exchange request to be in good order, it must include:

— your name exactly as it appears on your account;

— your account number;

— the amount to be exchanged;

— the names of the Funds from which and to which the exchange is to be made; and

— the signature(s) of the account owner(s).

Transfer of Ownership

You may transfer Fund shares or change the name or form in which your shares are registered by writing to the Transfer Agent. Your letter of instruction must clearly identify the account number, name(s) and number of shares to be transferred, and provide a certified tax identification number by way of a completed new account application or W‑9 form, and include the signature(s) of all registered owners. The signature(s) on the transfer instructions must be guaranteed.

HOW TO SELL YOUR FUND SHARES

Instructions for Selling Fund Shares

By Mail

1.
Call 877‑835‑4531 to request redemption forms or write a letter of instruction indicating:

— your Fund and account number;

— amount you wish to redeem;

— address where your check should be sent; if your redemption request directs the check to an alternate address, a signature guarantee stamp is required; and

— account owner signature(s) with signature guarantees, if necessary (see “Signature Guarantees” section).

2.

Mail to: New Covenant Funds,
c/o U.S. Bank Global Fund Services
P.O. Box 219252, Kansas City, MO 64121‑9252.

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By Overnight Service

1.
See instruction 1 above.
2.

Send to New Covenant Funds,
c/o U.S. Bank Global Fund Services
801 Pennsylvania Avenue,
Suite 219252
Kansas City, MO 64105‑1307.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bank Global Fund Services post office box, of redemption requests does not constitute receipt by the Transfer Agent. The share price used to fill the purchase order is the next price calculated by a Fund after the Transfer Agent receives the order.

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

By Telephone (If you have accepted telephone sales privileges)

Call 877‑835‑4531 with instructions as to how you wish to receive your proceeds (mail, wire, electronic transfer). If reasonable procedures are followed, neither the Funds nor their Transfer Agent will be liable for any loss, cost or expense for acting upon telephone instructions believed to be genuine or for any unauthorized telephone transactions. Telephone trades must be received by market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. Once your telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

Shares held in IRA or other retirement plan accounts may be redeemed by telephone. Investors will be asked whether or not to withhold taxes from any distribution.

By Wire Transfer

You must indicate this option on your application. The Funds will charge a $15 wire transfer fee for each wire transfer request. This fee is deducted from your proceeds in the event of a complete account liquidation or specific share redemption. Note: Your financial institution may also charge a separate fee.

Electronic Redemptions

If elected on your account application, you may have redemption proceeds sent directly to your bank account via electronic funds transfer through ACH network. There is no charge when proceeds are sent via the Automated Clearing House (ACH) system and credit is usually available within 2‑3 days.

Redemptions Within 10 Business Days of Purchase by Check

When you have made an investment by check, the proceeds of your redemption may be held up to 10 business days, but no longer than 15 calendar days, until the Transfer Agent is satisfied that the check has cleared. This delay will not apply if you purchased your shares via wire payment.

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Undeliverable Distribution Checks

For any shareholder who chooses to receive distributions in cash:

If distribution checks (1) are returned and marked as “undeliverable” or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the appropriate Fund.

Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws.

Timing of Sale Requests

All requests received in good order by the Transfer Agent before the close of the New York Stock Exchange, typically 4:00 p.m., Eastern Time, will be executed the same day at that day’s NAV. Requests received after the close of the New York Stock Exchange will be executed the following business day, at that day’s NAV. Redemption orders are executed only on days when the New York Stock Exchange is open for trading. If the New York Stock Exchange closes early, the deadline for redemption orders will be accelerated to the earlier closing time.

Signature Guarantees

A signature guarantee is a form of authentication, issued by a bank or other financial institution, which verifies the legitimacy of a shareholder signature and the shareholder’s overall request. We require a signature guarantee in certain circumstances where we believe it is in the shareholder’s best interest, as further described below. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor.

A signature guarantee is required to redeem shares in the following situations:

— When ownership is being changed on your account;

— When redemption proceeds are payable or sent to any person, address or bank account not on record;

— If a change of address was received by the Transfer Agent within the last 30 days; and

— For all redemptions over $100,000 from any shareholder account.

In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

Redemption Policies

Payment for redemptions of Fund shares is usually made within one business day, but not later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not yet cleared. The Trust may suspend the right of redemption or postpone the date of payment for more than

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seven days during any period when (1) trading on the New York Stock Exchange is restricted or the New York Stock Exchange is closed for other than customary weekends and holidays, (2) the SEC has by order permitted such suspension for the protection of the Funds’ shareholders, or (3) an emergency exists making disposal of portfolio securities or valuation of net assets not reasonably practicable. In addition to the foregoing, the Trust reserves the right to suspend payment of a request for redemption for a period of up to 10 business days, but no longer than 15 calendar days, after receipt of a redemption request in good order when it is not reasonably practicable for the Funds to fairly determine the true holder of any Fund’s shares. The Transfer Agent, acting on behalf of a Fund and consistent with guidance from the SEC staff, may place a temporary hold on the payment of redemption proceeds from an account held directly with the Fund if the Transfer Agent reasonably believes that financial exploitation of a shareholder who is either over 65 years of age or who has an impairment that renders him/her unable to protect his/her interests has occurred, is occurring, has been attempted, or will be attempted.

Other Documents

Additional documents may be required when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, call the Transfer Agent at 877‑835‑4531.

Methods Used to Meet Redemption Obligations

The Funds generally pay sale (redemption) proceeds in cash during normal market conditions. To the extent that a Fund does not have sufficient cash holdings for redemption proceeds, it will typically seek to generate such cash through the sale of portfolio assets. The Funds operate an interfund lending program that enables a Fund to borrow from another Fund on a temporary basis, which, on a less regular basis, may be used to help a Fund satisfy redemptions.

Each Fund reserves the right, under certain conditions, including under stressed or unusual conditions that make the payment of cash unwise (and for the protection of the Funds’ remaining shareholders), to honor any request for redemption by making payment in whole or in part in securities valued as described in “Pricing of Fund Shares” above except that a shareholder will at all times be entitled to aggregate cash redemptions from a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the Fund’s net assets in cash. Redemptions in excess of those amounts will normally be paid in cash, but may be paid wholly or partly by an in-kind distribution of securities. The specific security or securities to be distributed will be determined by the Fund and could include a pro-rata slice of the Fund’s portfolio or a non-pro-rata slice of the Fund’s portfolio, depending upon various circumstances and subject to any applicable laws or regulations.

Redemptions in-kind may reduce the need for a Fund to maintain cash reserves, reduce Fund transaction costs, reduce the need to sell Fund investments at inopportune times, and lower Fund capital gain recognition.

In some circumstances, a Fund in its discretion may accept large purchase orders from one or more financial institutions that are willing, upon redemption of their investment in the Fund, to receive their redemption in-kind rather than in cash. A Fund’s ability to pay these redemption proceeds in-kind relieves the Fund of the need to sell the securities that are distributed in-kind and incur brokerage and other transaction costs associated with such sales. As with other redemption-in-kind transactions, a Fund would enter into these transactions only when the Fund determines it to be in the Fund’s best interest to do so, and in accordance with the Fund’s applicable policies on redemptions.

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With any redemption in-kind, a shareholder who receives securities through a redemption in-kind and desires to convert them to cash may incur brokerage costs as well as taxes on any capital gains from the sale as with any redemption and other transaction costs in selling the securities. Also, there may be a risk that redemption in-kind activity could negatively impact the market value of the securities distributed in-kind and, in turn, the NAV of any Fund that holds securities that are being distributed in-kind. SIMC believes that the benefits to a Fund of redemptions in-kind will generally outweigh the risk of any potential negative NAV impact.

These methods may be used during both normal and stressed market conditions.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property, including mutual fund shares, under various circumstances. Such circumstances include inactivity (i.e., no owner-initiated contact for a certain period), returned mail (i.e., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. More information on unclaimed property and how to maintain an active account is available through your state.

If you are a resident of certain states, you may designate a representative to receive notice of the potential escheatment of your property. The designated representative would not have any rights to your shares. Please contact your financial intermediary for additional information.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Funds.

The Funds are sold primarily through independent registered investment advisers, financial planners, bank trust departments and other financial advisors (Financial Advisors) who provide their clients with advice and services in connection with their investments in the Funds. Many Financial Advisors are also associated with broker-dealer firms. SIMC and its affiliates, at their expense, may pay compensation to these broker-dealers or other financial institutions for marketing, promotional or other services. These payments may be significant to these firms and may create an incentive for the firm or its associated Financial Advisors to recommend or offer shares of the Funds to its customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources. SIMC and its affiliates may also provide other products and services to Financial Advisors. For additional information, please see the Funds’ SAI. You can also ask your Financial Advisor about any payments it receives from SIMC and its affiliates, as well as about fees it charges.

SERVICE OF FUND SHARES

The Equity and Income Funds have adopted a shareholder services plan and agreement (the Service Plan) that allows the Funds’ to pay service providers a fee in connection with the ongoing servicing of shareholder accounts at an annual rate of up to 0.10% of the average daily net assets of the Funds. The Service Plan provides that shareholder service fees will be paid to SIDCo. As further discussed in the SAI, SIDCo. uses the shareholder service fees to compensate New Covenant Trust Company, N.A. (NCTC) for shareholder services that NCTC provides to shareholder accounts pursuant to a shareholder service agreement. SIDCo. may be compensated under the Service Plan for processing dividend payments on behalf of Fund shareholders. Additionally, SIDCo. may use the shareholder service fees to compensate other financial intermediaries for providing shareholder services to shareholder accounts.

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Shareholder Services

Telephone Information

— Your Account: If you have questions about the Funds or your account, including purchases, redemptions and distributions, call the Transfer Agent toll-free at 877‑835‑4531, between 8:00 a.m. and 7:00 p.m., Eastern Time, on business days.

Account Statements

The Funds provide you with these helpful services and information about your account:

— a statement after every transaction;

— an annual account statement reflecting all transactions for the year;

— tax information, which will be mailed by January 31 of each year, a copy of which will also be filed with the Internal Revenue Service (IRS) for taxable investors; and

— financial statements with a summary of portfolio composition and performance that will be mailed at least twice a year.

Account statements are also available online. Sign up for E-delivery through the Account Access link at www.NewCovenantFunds.com to receive e-mail notification when quarterly statements, a new prospectus, semi-annual or annual shareholder reports are available. The e-mails will provide you with a link to logon to your account via secure access to view your statement or other important information. You will continue to receive a paper copy of your statement in the mail unless you opt out of paper delivery.

Internet

You may obtain access to account information by visiting the Funds’ website at www.NewCovenantFunds.com.The website provides share price and price change information for all the Funds and gives account balances and information on the most recent transactions and allows exchanges of shares.

Integrated Voice Response System

You may obtain access to account information by calling 877‑835‑4531. The system provides share price and price change information for all the Funds and gives account balances and information on the most recent transactions and allows exchanges of shares.

Account Minimum

You must keep at least $500 worth of shares in your account to keep the account open. If, after giving you 30 days’ prior written notice, your account value is still below $500 as a result of redemption activity, and not market movement, we may redeem your shares and send you a check for the redemption proceeds.

Telephone Transactions

To use telephone purchase, redemption and exchange privileges, you must have selected these services on your original account application or submitted a subsequent request in writing to add these services to your account. The Funds and the Transfer Agent reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person preauthorized by the account owner. The Transfer Agent has established security procedures to prevent unauthorized account access. The telephone transaction privilege may be suspended, limited, modified or terminated at any time

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without prior notice by the Funds or the Transfer Agent. Neither the Trust nor any of its service providers will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Automatic Investment Plan

Once an account has been opened with a minimum investment of $500, you can make additional purchases of shares of the Funds with the automatic withdrawal of monies from your bank account. Amounts may be withdrawn from your bank account on a monthly or quarterly basis in minimum amounts of $50. Your financial institution must be a member of the ACH network. The Funds will deduct from your checking or savings account the cost of the shares. If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account. To begin participating in the Plan, please complete the Automatic Investment Plan section on the account application or call the Fund’s transfer agent at 1‑877‑835‑4531 for instructions. Any request to change or terminate your Automatic Investment Plan should be submitted to the transfer agent 5 days prior to the effective date.

Systematic Withdrawal Plan

Once you have established an account with $5,000 or more, you may automatically receive funds from your account on a monthly, quarterly or semi-annual basis (minimum of $50). If you elect this method of redemption, the Fund will send a check to your address of record or will send the payment via electronic funds transfer through the ACH network directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. This Program may be terminated at any time by the Fund. You may also elect to terminate your participation in this Plan at any time by contacting the Transfer Agent at least five days prior to the next scheduled withdrawal.

A withdrawal under the Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount requested to be withdrawn exceeds the amount available in your account, which includes any dividends credited to your account, the account will ultimately be depleted. To request a form to start the Systematic Withdrawal Plan, call 877‑835‑4531 or visit the Funds’ website, www.NewCovenantFunds.com.

Householding Policy

One copy of each prospectus, annual and semiannual report will be sent to all related accounts at a common address. Each document will be mailed to the registered address with the first line addressed to “New Covenant Fund Shareholder at”.

By adopting the householding policy, we are responding to shareholder requests and will reduce printing and mailing expenses. If you prefer to receive copies for each account, you must call us at 877‑835‑4531 during business hours (9:00 a.m. to 8:00 p.m. Eastern Time). All requests will be processed within 30 days.

Sign up for E-delivery through the Account Access link at www.NewCovenantFunds.com to receive e-mail notification when quarterly statements are available. The e-mails will provide you with a link to logon to your account via secure access to view your statement or other important information. You will continue to receive a paper copy of your statement in the mail unless you opt out of paper delivery.

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DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Funds pass along to your account your share of investment earnings in the form of dividends and distributions. Fund dividends are the net interest and dividends earned on investments after Fund expenses. The Funds intend, at least annually, to declare and pay dividends from their net investment income and distribute any net capital gains obtained through Fund investment transactions. Interest and dividend payments will normally be distributed as income dividends on a quarterly basis for each of the Funds.

Unless you elect otherwise on your application, all dividends and distributions paid by a Fund will be reinvested in additional shares of that Fund. They will be credited to your account in that Fund at the same NAV per share as would apply to cash purchases on the applicable dividend payment date. Unless you are a tax-exempt organization, all distributions a Fund pays to you will be taxable when paid, regardless of whether they are taken in cash or reinvested in shares of the Fund. To change your dividend election, you must notify the Transfer Agent in writing or by calling at least 5 business days prior to the applicable dividend record date.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below the Funds have summarized certain important U.S. tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. This summary does not apply to shares held in individual retirement accounts or other tax-qualified plans, which are generally not subject to current taxation. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should consult your tax advisor regarding the rules governing your own retirement plan or tax-qualified plan.

Each Fund has elected and intends to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

At least annually, each Fund intends to distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive from the Funds may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether received in cash or you reinvest them. Income distributions, including distributions of net short-term capital gains, are generally taxable at ordinary income tax rates. Certain dividend distributions may qualify for the reduced tax rates on qualified dividend income to the extent certain holding period requirements are met by you and the Funds. Distributions that a Fund receives from an underlying fund taxable as a RIC or from a REIT will be treated as qualified dividend income only to the extent so designated by such underlying RIC or REIT. Qualified dividend income is, in general, dividends from domestic corporations and from certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain

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countries with a comprehensive tax treaty with the United States or the stock of which is readily tradable on an established securities market in the United States). Distributions reported by the Funds as long-term capital gains distributions and qualified dividend income are generally taxable to non-corporate shareholders at the rates applicable to long-term capital gains, currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets), regardless of how long you have held your Fund shares. Certain Funds’ investment strategies may limit their ability to make distributions eligible for the reduced tax rates on qualified dividend income. Once a year the Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

Corporate shareholders may be entitled to a dividends received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. Certain Funds’ investment strategies may limit their ability to make distributions eligible for the dividends received deduction for corporate taxpayers.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.

Each sale, redemption, or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Assuming a shareholder holds Fund shares as a capital asset, any capital gain or loss realized upon a sale, redemption or exchange of Fund shares is generally treated as long-term capital gain or loss if the shares have been held for more than twelve months. Capital gain or loss realized upon a sale, redemption or exchange of Fund shares held for twelve months or less is generally treated as short-term capital gain or loss, except that any capital loss on the sale of the Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares. Any loss realized on a sale will be disallowed to the extent Fund shares are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the disposition of such shares. The ability to deduct capital losses may be limited.

The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, each Fund is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares the Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, the Fund will use a default cost basis method which can be obtained from the Fund or the administrator. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each

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such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

A Fund may invest in REITs. “Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by such Fund and which such Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible but is not required to do so.

REITs in which a Fund invests often do not provide complete and final tax information to the Funds until after the time that the Funds issue a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

U.S. individuals (other than individuals that are married but filing a separate return) with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

Income received by the Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in these Funds.

Non-U.S. investors in the Funds may be subject to U.S. withholding tax and are encouraged to consult their tax advisor prior to investing in the Funds.

The Funds (or a financial intermediary, such as a broker, through which a shareholder owns shares) generally are required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that the shareholder is not subject to such withholding.

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Shareholders are urged to consult their tax advisors regarding specific questions about federal, state and local income tax from an investment in the Funds.

The SAI contains more information about taxes.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties (including the Funds’ investment adviser, custodian, administrator and transfer agent, accountants and distributor) who provide services to the Funds. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or any right to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this prospectus, the SAI nor any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly (and which may not be waived) by federal or state securities laws.

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FINANCIAL HIGHLIGHTS

The tables that follow present performance information about shares of each Fund. This information is intended to help you understand each Fund’s financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The information below has been derived from each Fund’s financial statements, which have been audited by KPMG LLP, the Funds’ independent registered public accounting firm. Its report, along with each Fund’s financial statements, appears in the Funds’ Form N-CSR filing for the fiscal year ending June 30, 2026 and are available upon request, at no charge, by calling 877‑835‑4531.

FOR THE YEARS ENDED JUNE 30,
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

		Investment Activities				Dividends and Distributions from								Supplemental Data and Ratios
Net Asset Value, Beginning of Year		Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Securities(1)	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year ($ Thousands)			Ratio of Net Expenses to Average Net Assets††	Ratio of Expenses to Average Net Assets, Excluding Waivers††	Ratio of Net Investment Income to Average Net Assets††	Portfolio Turnover Rate†
Equity Fund
2026	$66.57	$0.34		$13.68	$14.02	$(0.33)		$(6.15)		$(6.48)	$74.11	22.27%					$580,052	0.72%	0.98%	0.49%	5%
2025	64.43	0.40		8.15	8.55	(0.43)		(5.98)		(6.41)	66.57	13.48					534,560	0.72	0.98	0.61	5
2024	6.45	0.48		11.36	11.84	(0.46)		(3.40)		(3.86)	64.43	21.98					549,620	0.72	0.98	0.83	3
2023	48.45	0.48		8.50	8.98	(0.44)		(0.54)		(0.98)	56.45	18.83					540,035	0.72	0.97	0.94	7
2022	59.51	0.37		(7.95)	(7.58)	(0.35)		(3.13)		(3.48)	48.45	(13.92)					497,155	0.72	0.97	0.64	5

(1) Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

† Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

†† The expense and income ratios do not include expenses or income from the underlying affiliated investment companies.

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FOR THE YEARS ENDED JUNE 30,
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

		Investment Activities				Dividends and Distributions from							Supplemental Data and Ratios
Net Asset Value, Beginning of Year		Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Securities(1)	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year ($ Thousands)		Ratio of Net Expenses to Average Net Assets††	Ratio of Expenses to Average Net Assets, Excluding Waivers††	Ratio of Net Investment Income to Average Net Assets††	Portfolio Turnover Rate†
Income Fund
2026	$21.20	$0.71		$(0.01)	$0.70	$(0.70)		$—		$(0.70)	$21.20	3.31%				$350,805	0.75%	0.97%	3.35%	285%
2025	20.61	0.68		0.59	1.27	(0.68)		—		(0.68)	21.20	6.25				335,263	0.75	0.96	3.25	356
2024	20.57	0.63		0.04	0.67	(0.63)		—		(0.63)	20.61	3.33				345,299	0.77	0.98	3.08	83
2023	21.26	0.50		(0.67)	(0.17)	(0.52)		—		(0.52)	20.57	(0.78)				348,025	0.80	0.97	2.41	106
2022	23.89	0.27		(2.48)	(2.21)	(0.37)		(0.05)		(0.42)	21.26	(9.34)				381,262	0.80	0.96	1.18	97

(1) Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

† Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

†† The expense and income ratios do not include expenses or income from the underlying affiliated investment companies.

Amounts designated as “—” are $0 or have been rounded to $0.

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FOR THE YEARS ENDED JUNE 30,
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

		Investment Activities				Dividends and Distributions from							Supplemental Data and Ratios
Net Asset Value, Beginning of Year		Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Securities(1)	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year ($ Thousands)		Ratio of Net Expenses to Average Net Assets††	Ratio of Expenses to Average Net Assets, Excluding Waivers††	Ratio of Net Investment Income to Average Net Assets††	Portfolio Turnover Rate†
Balanced Growth Fund
2026	$126.11	$1.86		$15.54	$17.40		$(2.07)	$(9.11)		$(11.18)	$132.33	14.45%				$373,465	0.13%	0.21%	1.45%	8%
2025	122.64	1.94		10.71	12.65		(1.99)	(7.19)		(9.18)	126.11	10.75				358,129	0.13	0.21	1.56	8
2024	109.90	1.57		13.85	15.42		(1.71)	(0.97)		(2.68)	122.64	14.26				354,322	0.13	0.21	1.38	6
2023	103.68	1.46		9.37	10.83		(1.30)	(3.31)		(4.61)	109.90	10.83				335,791	0.13	0.20	1.39	8
2022	122.54	1.01		(14.80)	(13.79)		(1.43)	(3.64)		(5.07)	103.68	(11.85)				326,365	0.13	0.20	0.85	14

(1) Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

† Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

†† The expense and income ratios do not include expenses or income from the underlying affiliated investment companies.

SEI / PROSPECTUS

FOR THE YEARS ENDED JUNE 30,
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

		Investment Activities				Dividends and Distributions from							Supplemental Data and Ratios
Net Asset Value, Beginning of Year		Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Securities(1)	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets††	Ratio of Expenses to Average Net Assets, Excluding Waivers††	Ratio of Net Investment Income to Average Net Assets††	Portfolio Turnover Rate†
Balanced Income Fund
2026	$23.14	$0.50		$1.69	$2.19		$(0.52)	$(0.89)		$(1.41)	$23.92	9.78%			$76,730	0.15%	0.21%	2.12%	8%
2025	22.39	0.50		1.43	1.93		(0.50)	(0.68)		(1.18)	23.14	8.88			76,759	0.15	0.21	2.19	7
2024	20.88	0.43		1.52	1.95		(0.44)	—		(0.44)	22.39	9.49			75,461	0.16	0.21	2.02	3
2023	20.37	0.36		0.79	1.15		(0.35)	(0.29)		(0.64)	20.88	5.84			77,879	0.15	0.20	1.78	5
2022	23.84	0.25		(2.67)	(2.42)		(0.30)	(0.75)		(1.05)	20.37	(10.70)			93,588	0.15	0.20	1.09	11

(1) Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

† Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

†† The expense and income ratios do not include expenses or income from the underlying affiliated investment companies.

Amounts designated as “—” are $0 or have been rounded to $0.

PN-1

Consumer Privacy Notice

This information is not part of the prospectus

FACTS:	What does New Covenant Funds (NCF) do with your personal information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◼
Social Security Number and Account Balances
◼
Transaction History and Wire Transfer Instructions
◼
Account Transactions and Assets

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons NCF chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NCF share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 610-676-1000
Who we are
Who is providing this notice?	This notice is being provided on behalf of NCF.

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What we do
How does NCF protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our employees may access personal information only when there is an appropriate reason to do so, such as to administer or offer our products and services.

How does NCF collect my personal information?	We collect your personal information, for example, when you ◼ open an account or make deposits or withdrawals ◼ make a wire transfer or provide account information ◼ give us your contact information
Why can’t I limit all sharing?

Federal law gives you the right to limit only

◼
sharing for affiliates’ everyday business purposes — information about your creditworthiness
◼
affiliates from using your information to market to you
◼
sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

◼
Our affiliates include financial companies such as a broker dealer, investment advisor and federal savings association; and nonfinancial companies such as a general purpose corporation.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◼ NCF does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◼ NCF does not jointly market.
Other important information

The information practices we have described above comply with federal law. Vermont and California laws place additional limits on sharing information about their residents. If you are a Vermont or California resident, we will automatically limit the disclosure of your information to affiliated and nonaffiliated third parties as required by applicable law or regulation.

Investment Adviser

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP
2222 Market Street
Philadelphia, Pennsylvania 19103

More information about the Funds is available without charge through the following:

Statement of Additional Information (“SAI”)

The SAI dated October 31, 2026, as it may be amended from time to time, includes detailed information about New Covenant Funds. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

Additional information about the Funds’ investments is available on the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR filed with the SEC. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

To Obtain an SAI, Annual or Semi-Annual Report, Fund Financial Statements, or More Information:

By Telephone: Call 877‑835‑4531

By Mail: Write to the Funds at:
New Covenant Funds
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121‑9252

By Internet: Visit www.NewCovenantFunds.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about New Covenant Funds, from the EDGAR Database on the SEC’s website (http://www.sec.gov). You may request documents by mail from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

New Covenant Funds’ Investment Company Act registration number is 811‑09025.

NCF-F‑002 (10/26)

NEW COVENANT FUNDS

New Covenant Equity Fund

Ticker Symbol: NCGFX

New Covenant Income Fund

Ticker Symbol: NCICX

New Covenant Balanced Growth Fund

Ticker Symbol: NCBGX

New Covenant Balanced Income Fund

Ticker Symbol: NCBIX

Administrator:

SEI Investments Global Funds Services

Distributor:

SEI Investments Distribution Co.

Investment Adviser:

SEI Investments Management Corporation

Sub-Advisers:

Income Research + Management

Metropolitan West Asset Management, LLC

Parametric Portfolio Associates LLC

This Statement of Additional Information (“SAI”) is not a prospectus. It is intended to provide additional information regarding the activities and operations of New Covenant Funds (the “Trust”) and should be read in conjunction with the Trust’s prospectus dated October 31, 2026, as it may be amended from time to time (the “Prospectus”). The Prospectus may be obtained upon request and without charge by writing the Funds at New Covenant Funds, U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121‑2952, by calling 877‑835‑4531 or by visiting the Funds’ website at http://www.NewCovenantFunds.com.

The Trust’s financial statements for the fiscal year ended June 30, 2026, including notes thereto and the report of the Independent Registered Public Accounting Firm thereon are included in the most recent Form N-CSR for the Funds and are incorporated herein by reference to this SAI. Shareholders may obtain copies of the Prospectus, the Funds’ annual or semi-annual report, and other information such as the Funds’ financial statements free of charge online or by calling 1‑800-DIAL-SEI.

October 31, 2026

NCF-F‑003 (10/26)

THE TRUST

New Covenant Funds is a Delaware statutory trust organized pursuant to a Trust Instrument dated September 30, 1998. The Trust was organized to offer separate series of shares and currently offers four separate series: New Covenant Equity Fund (“Equity Fund”), New Covenant Income Fund (“Income Fund”), New Covenant Balanced Growth Fund (“Balanced Growth Fund”) and New Covenant Balanced Income Fund (“Balanced Income Fund”) (each, a “Fund” and collectively, the “Funds”). Currently, there is one class of shares issued by each Fund. The Trust’s Board of Trustees (“Board,” “Trustees,” or “Board of Trustees”) may issue additional classes of shares or series at any time without prior approval of the shareholders. The Balanced Growth Fund and Balanced Income Fund may also be referred to as the “Balanced Funds.”

The Trust is classified as an open-end, management investment company. The Income Fund and the Equity Fund are diversified, which means that, with respect to 75% of its total assets, a Fund will not invest more than 5% of its assets in the securities of any single issuer or hold more than 10% of the voting securities of any single issuer. The Balanced Funds are diversified by virtue of the fact that the underlying Funds in which they invest (the Equity Fund and Income Fund) are diversified.

Under applicable federal securities laws, the diversification of a mutual fund’s holdings is measured at the time the fund purchases a security. However, if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, the Funds are subject to the risk that their performance may be hurt disproportionately by the poor performance of relatively few securities despite a Fund qualifying as a diversified mutual fund under applicable federal securities laws.

Whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standards or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered in determining whether an investment complies with the Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by a Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund would sell such investments as soon as practicable while trying to maximize the return to its shareholders.

INVESTMENT OBJECTIVES AND POLICIES

In addition to its objective and strategies, each of the Funds has the common objective of making investments consistent with social-witness principles established by the General Assembly of the Presbyterian Church (U.S.A.) as reflected in Guidelines put forth by the Committee on Mission Responsibility Through Investment (the “Presbyterian Principles”). These principles may evolve over time and currently include certain limitations on investments in some corporations due to their involvement in military-related production, tobacco, for-profit prisons and those with human rights violations or those excluded for environmental reasons. The Funds may choose to sell otherwise profitable investments in companies which have been identified as being in conflict with the Presbyterian Principles. Beyond these principles, each Fund pursues different investment objectives and strategies. For purposes of determining which securities are eligible for investment by the Funds and those which are not eligible for investment, SEI Investments Management Corporation (“SIMC” or the “Adviser”) procures a list which identifies those specific companies which may not be purchased by the Funds. This list, which is updated annually, contains those companies involved in military-related production, tobacco, for-profit prisons, and those with human rights violations or those excluded for environmental reasons, that are prohibited for investment in accordance with the Presbyterian Principles. The Adviser consults closely with the sub-advisers that acquire portfolio securities for the Equity Fund and Income Fund regarding those sub-advisers’ reliance on the list.

The Equity and Income Funds’ portfolios may be constructed to favor securities that are more highly ranked with respect to environmental, social and governance (“ESG”) criteria based on ESG performance evaluations provided by a third-party research vendor. Typically, environmental assessment categories include climate change, natural resource use, waste management and environmental opportunities. Social evaluation categories include human capital, product safety and social opportunities. Governance assessment categories include corporate governance, business ethics and government and public policy. How well companies adhere to international norms and principles and involvement in major ESG controversies (examples of which may relate to the environment, customers, human rights and community, labor rights and supply chain, and governance) are other considerations.

The New Covenant Funds are not intended to be an investment option of a participant-directed plan or program of any government entity, nor are the Funds offered as an investment in a participant-directed plan or program of any government agency.

EQUITY FUND—The Equity Fund’s investment objective is long-term capital appreciation. A modest amount of dividend income may be produced by the Fund’s equity securities. Under normal circumstances, the Fund may not invest less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity and equity-related securities. The investment policy is non-fundamental and may be changed upon 60 days’ prior written notice to shareholders.

Under normal market conditions, the Fund will invest primarily in a diversified portfolio of equity and equity-related securities that are components of an index that represents broad exposure to the U.S. equity market (the “Index”), includes approximately 3,000 securities and is not concentrated in any particular industry. The Fund will seek generally to replicate the performance of the Index, subject to such variation as may arise as a result of implementation of the Presbyterian Principles discussed below.

The Fund seeks to invest consistent with the Presbyterian Principles. In doing so, the Fund will not invest in certain companies, despite that company being a component in the Index. The Fund seeks to avoid investing in companies involved in tobacco, for-profit prisons, and some companies related to weapons production, antipersonnel land mines, handguns and assault weapons, or for environmental reasons. In addition, at times a company involved in serious human rights violations may also be screened out of the Fund. The Fund may also screen out other issuers when deemed appropriate to implement the Presbyterian Principles. The Fund’s investment performance will depend, among other things, on the Fund’s tracking of the Index and the performance of the Index. The Fund’s ability to track the performance of the Index will be affected by differences between the Index and the Fund’s portfolio resulting from adherence to the Presbyterian Principles, as well as by factors such as the size and timing of cash flows into and out of the Fund, and the Fund’s fees and expenses.

The Fund generally will attempt to invest in securities comprising the Index in approximately the same proportions as they are represented in the Index, subject to such changes resulting from implementation of the Presbyterian Principles. It may not be possible or practicable to purchase all of the securities composing the Index or to hold them in the same weightings as they are represented in the Index. In those cases, the Fund’s sub-adviser (the “Sub-Adviser”) may employ a sampling or optimization technique to replicate the Index. In seeking to track the performance of the Index, the Fund may invest in the following equity and equity-related securities, not all of which may be constituents of the Index: common stocks, preferred stocks, depositary receipts, rights, warrants, exchange-traded funds (ETFs), publicly traded equity real estate investment trusts (REITs), and futures contracts based on indexes of particular groups or varieties of securities.

The Sub-Adviser selects the Fund’s securities under the general supervision of SIMC. The Sub-Adviser’s investment strategy seeks to closely track the Index return, subject to such variations as arise from implementation of the Presbyterian Principles. The market capitalization and composition of the Index is subject to change. SIMC and the Sub-Adviser may sell securities that are represented in the Index or purchase securities that are not represented in the Index, prior to or after their removal or addition to the Index.

The Sub-Adviser also has the authority to vary from the Index: (i) to conform the Fund’s portfolio to the Presbyterian Principles; (ii) to favor, consistent with the Presbyterian Principles, securities of companies that are more highly ranked with respect to ESG criteria (e.g., company business models, corporate governance policies, relationships with stakeholders, and history of controversies) than other companies in the Fund’s portfolio; and (iii) to a lesser extent, manage risk and seek efficient trading costs.

INCOME FUND—The Income Fund’s investment objective is a high level of current income with preservation of capital. Under normal market conditions, at least 80% of the Fund’s net assets will be invested in a diversified portfolio of bonds and other debt obligations of varying maturities. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Fund seeks to invest consistent with the Presbyterian Principles. The Fund seeks to avoid investing in companies involved in tobacco, for-profit prisons, and some companies related to weapons production, antipersonnel land mines, handguns and assault weapons, or for environmental reasons. In addition, at times a company involved in serious human rights violations may also be screened out of the Fund. The Fund may also screen out other issuers when deemed appropriate to implement the Presbyterian Principles.

The Fund invests in corporate bonds. The Fund also invests in securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), which are supported by the full faith and credit of the U.S. Government, and the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”), which are supported by the right of the issuer to borrow from the U.S. Treasury. The Fund may also invest in bonds of international corporations or foreign governments. In addition, the Fund invests in mortgage-backed securities (including To Be Announced and Dollar Rolls Securities) and asset-backed securities and may enter into fully-collateralized repurchase agreements.

At least 65% of the Fund’s net assets will be invested in bonds that are rated within the four highest credit rating categories assigned by independent rating agencies, and the Fund will attempt to maintain an overall credit quality rating of AA or higher based on ratings assigned by nationally recognized statistical rating organizations, calculated on a weighted basis. The Fund may invest in unrated equivalents that may be considered to be investment grade, as determined by the Fund’s Sub-Advisers. The Fund may invest up to 20% of its net assets in bonds that are rated below investment grade (junk bonds).

Up to 20% of the Fund’s net assets may be invested in commercial paper within the two highest rating categories of independent rating agencies. The Fund may also invest up to 40% of its net assets in the fixed income securities of foreign issuers in any country, including developed or emerging markets. Foreign securities, which include investment grade sovereign debt, obligations of foreign agencies and Yankee obligations, are selected on an individual basis without regard to any defined allocation among countries or geographic regions and are generally, but not exclusively, selected from the universe of foreign issuers within the Fund’s benchmark index.

The Adviser seeks to enhance performance and reduce market risk by strategically allocating the Fund’s assets among multiple Sub-Advisers. Sub-Advisers are selected for their experience in managing various kinds of fixed income securities, and each Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings and other factors in its area of emphasis.

The Fund may invest in securities of any maturity, but expects its average maturity to range from four years to twelve years and its average duration to be between three and six years. Duration reflects the change in the value of a fixed income security that will result from a 1% change in interest rates. For example, a five year duration means a bond will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

The Fund may also invest in futures contracts (including futures on U.S. Treasury obligations and Eurodollar instruments), put and call options (including options on futures contracts), and swaps (including credit default swaps) for speculative or hedging purposes. Future, options and swaps are used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund’s interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund’s overall level of risk and/or the Fund’s risk to particular types of securities, currencies or market segments.

Investments for the Fund, both foreign and domestic, are selected based on the following criteria:

–
the use of interest-rate and yield-curve analyses;
–
the use of credit analyses, which indicate a security’s rating and potential for appreciation; and
–
use of the above disciplines to invest in high-yield bonds and fixed income securities issued by foreign and domestic governments and companies.

The remainder of the Fund’s assets may be held in cash or cash equivalents.

A Sub-Adviser may sell a security when it becomes substantially overvalued, is experiencing deteriorating fundamentals, or as a result of changes in portfolio strategy. A security may also be sold and replaced with one that presents a better value.

Subject to the Presbyterian Principles and the investment criteria detailed above, the Fund’s Sub-Advisers will also consider ESG criteria in the selection of securities for the Fund’s portfolio, which may include consideration of issuers’ business models, corporate governance policies, stakeholder relationships and history of controversies. Each Sub-Adviser has the ability to consider its own ESG criteria based on its own ESG methodologies and assessments or those of third-party providers. The consideration of such ESG criteria as part of the decision-making process may result in the selection of individual securities that are not in the Fund’s benchmark, or the overweighting or underweight of individual securities relative to the benchmark.

BALANCED GROWTH FUND—The Balanced Growth Fund’s investment objective is to produce capital appreciation with less risk than would be present in a portfolio of only common stocks. To pursue its objective, the Fund invests primarily in shares of the Equity Fund and the Income Fund, with a majority of its assets generally invested in shares of the Equity Fund.

Between 45% and 75% of the Fund’s net assets (with a “neutral” position of approximately 60% of the Fund’s net assets) are invested in shares of the Equity Fund, with the balance of its net assets invested in shares of the Income Fund or cash or cash equivalents.

The Fund will periodically rebalance its investments in the Equity Fund and the Income Fund, within the limits described above. In implementing this rebalancing strategy, past and anticipated future performance of both the Equity Fund and the Income Fund are taken into account. The allocation of investments made in the Equity Fund and the Income Fund varies in response to market conditions, investment outlooks, and risk/reward characteristics of equity and fixed income securities. Because the Fund is a fund-of-funds, you will indirectly bear your proportionate share of any fees and expenses charged by the Equity Fund and the Income Fund.

The Equity Fund invests in common stocks and other equity securities. The Equity Fund invests primarily in securities of domestic companies, but may also, to a lesser extent, invest in securities of foreign companies. The Equity Fund generally invests in larger companies, although it may purchase securities of companies of any size, including small companies.

The Income Fund invests in corporate bonds. The Income Fund also invests in securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as the GNMA, which are supported by the full faith and credit of the U.S. Government, and the FNMA and the FHLMC, which are supported by the right of the issuer to borrow from the U.S. Treasury. The Income Fund may also invest, to a lesser extent, in bonds of international corporations or foreign governments. In addition, the Income Fund invests in mortgage-backed and asset-backed securities and may enter into fully-collateralized repurchase agreements. The Income Fund may also invest up to 20% of its net assets in commercial paper and up to 40% of its net assets in fixed income securities of foreign issuers in any country, including developed or emerging markets. The remainder of the Income Fund’s assets may be held in cash or cash equivalents.

At least 65% of the Income Fund’s net assets will be invested in bonds that are rated within the four highest credit rating categories assigned by independent rating agencies, and the Income Fund will attempt to maintain an overall credit quality rating of AA or higher based on ratings assigned by nationally recognized statistical rating organizations, calculated on a weighted basis. The Income Fund may invest in unrated equivalents that may be considered to be investment grade, as determined by the Fund’s Sub-Advisers. The Income Fund may invest up to 20% of its net assets in bonds that are rated below investment grade (junk bonds).

The Equity Fund and the Income Fund, in which the Fund invests, seeks to invest consistent with the Presbyterian Principles. The Fund seeks to avoid investing in companies involved in tobacco, for-profit prisons, and some companies related to weapons production, antipersonnel land mines, handguns and assault weapons, or for environmental reasons. In addition, at times a company involved in serious human rights violations may also be screened out of the Fund. The Fund may also screen out other issuers when deemed appropriate to implement the Presbyterian Principles.

BALANCED INCOME FUND—The Balanced Income Fund’s investment objective is to produce current income and long-term growth of capital. To pursue its objective, the Fund invests primarily in shares of the Equity Fund and the Income Fund, with a majority of its assets generally invested in shares of the Income Fund.

Between 50% and 75% of the Fund’s net assets (with a “neutral” position of approximately 65% of the Fund’s net assets) are invested in shares of the Income Fund, with the balance of its net assets invested in shares of the Equity Fund or cash or cash equivalents.

The Fund will periodically rebalance its investments in the Equity Fund and the Income Fund, within the limits described above. In implementing this rebalancing strategy, past and anticipated future performance of both the Equity Fund and the Income Fund are taken into account. The allocation of investments made in the Equity Fund and the Income Fund varies in response to market conditions, investment outlooks, and risk/reward characteristics of equity and fixed income securities. Because the Fund is a fund-of-funds, you will indirectly bear your proportionate share of any fees and expenses charged by the Equity Fund and the Income Fund.

The Income Fund invests in corporate bonds. The Income Fund also invests in securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as the GNMA, which are supported by the full faith and credit of the U.S. Government, and the FNMA and the FHLMC, which are supported by the right of the issuer to borrow from the U.S. Treasury. The Income Fund may also invest, to a lesser extent, in bonds of international corporations or foreign governments. In addition, the Income Fund invests in mortgage-backed and asset-backed securities and may enter into fully-collateralized repurchase agreements. The Income Fund may also invest up to 20% of its net assets in commercial paper and up to 40% of its net assets in fixed income securities of foreign issuers in any country, including developed or emerging markets. The remainder of the Income Fund’s assets may be held in cash or cash equivalents.

At least 65% of the Income Fund’s net assets will be invested in bonds that are rated within the four highest credit rating categories assigned by independent rating agencies, and the Income Fund will attempt to maintain an overall credit quality rating of AA or higher based on ratings assigned by nationally recognized statistical rating organizations, calculated on a weighted basis. The Income Fund may invest in unrated equivalents that may be considered to be investment grade, as determined by the Fund’s Sub-Advisers. The Income Fund may invest up to 20% of its net assets in bonds that are rated below investment grade (junk bonds).

The Equity Fund invests in common stocks and other equity securities. The Equity Fund invests primarily in securities of domestic companies, but may also, to a lesser extent, invest in securities of foreign companies. The Equity Fund generally invests in larger companies, although it may purchase securities of companies of any size, including small companies.

The Equity Fund and the Income Fund, in which the Fund invests, seeks to invest consistent with the Presbyterian Principles. The Fund seeks to avoid investing in companies involved in tobacco, for-profit prisons, and some companies related to weapons production, antipersonnel land mines, handguns and assault weapons, or for environmental reasons. In addition, at times a company involved in serious human rights violations may also be screened out of the Fund. The Fund may also screen out other issuers when deemed appropriate to implement the Presbyterian Principles.

There can be no assurance that the Funds will achieve their respective investment objectives.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

You should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Funds.

The following information should be read in conjunction with the Prospectus. The investment practices described below, which apply to the Equity Fund and the Income Fund, are not fundamental, unless otherwise indicated, and may be changed by the Board of Trustees without approval of the shareholders.

The Adviser acts as a manager of managers for the Funds and selects and retains various Sub-Advisers. The Sub-Advisers employ portfolio managers to make the day-to-day investment decisions regarding portfolio holdings of the Equity Fund and Income Fund.

AMERICAN DEPOSITARY RECEIPTS—American Depositary Receipts (“ADRs”), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”), Continental Depositary Receipts (“CDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject the Equity Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally, subject to less government supervision and regulation and different accounting treatment than are those in the U.S.

Although the two types of depositary receipt facilities (unsponsored and sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depositary requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depositary and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depositary, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depositary), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositaries of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

ARTIFICIAL INTELLIGENCE TECHNOLOGY—The rapid development and increasingly widespread use of certain artificial intelligence technologies, including machine learning models and generative artificial intelligence

(collectively “AI”), may adversely impact markets, the overall performance of a Fund’s investments, or the services provided to a Fund. To the extent a Fund invests in companies that are involved in various aspects of AI, the Fund will be affected by the risks of those types of companies, including changes in business cycles, world economic growth, technological progress, and changes in government regulation. Rapid change to technologies that affect a company’s products could have a material adverse effect on such company’s operating results. Companies that are extensively involved in AI also may rely heavily on a combination of patents, copyrights, trademarks, and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by these companies to protect their proprietary rights will be adequate to prevent the misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology. Further, because of the innovative nature of the AI market, outpaced advancement by one company or increasing market share by one company could result in rapid and substantial declines in the value of competing companies. In addition, market reaction to the potential impact of AI could result in excess demand for access to AI-related investments, thereby resulting in accelerated growth in the market value of such companies, which may then be subject to sharp resets in the wake of news or other information that tempers expectations of AI or of particular AI-related companies, thus potentially resulting in periods of high volatility in the price of such securities, which could negatively affect the Funds’ performance.

BELOW-INVESTMENT GRADE/HIGH YIELD/HIGH RISK SECURITIES—The Income Fund may invest a limited amount of assets in debt securities that are rated below-investment grade (hereinafter referred to as “lower-rated securities”) or that are unrated but deemed equivalent to lower-rated securities by the portfolio managers. The lower the ratings of such debt securities, the greater their risks. These debt instruments generally offer a higher current yield than that available from higher-grade issues, and typically involve greater risk. The yields on lower-rated securities will fluctuate over time. In general, prices of all bonds rise when interest rates fall and fall when interest rates rise. While less sensitive to changing interest rates than investment-grade debt, lower-rated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest, and increase the possibility of default.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of these securities, especially in a market characterized by only a small amount of trading and with relatively few participants. These factors can also limit the Income Fund’s ability to obtain accurate market quotations for these securities, making it more difficult to determine the Fund’s net asset value (“NAV”).

In cases where market quotations are not available, lower-rated securities are valued using guidelines established by the Board of Trustees. Perceived credit quality in this market can change suddenly and unexpectedly, and may not fully reflect the actual risk posed by a particular lower-rated or unrated security.

BORROWING—Each Fund has a fundamental policy that it may not borrow money, except that it may (1) borrow money from banks for temporary or emergency purposes and not for leveraging or investments and (2) enter into reverse repurchase agreements for any purpose, so long as the aggregate amount of borrowings and reverse repurchase agreements does not exceed one-third of the Fund’s total assets less liabilities (other than borrowings). No Fund will purchase securities while borrowings in excess of 5% of its total assets are outstanding.

CAPS AND FLOORS—The underlying mortgages which collateralize the ARMs and CMOs in which the Income Fund invests will frequently have caps and floors that limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than by limiting interest-rate changes. These payment caps may result in negative amortization. In addition, a Fund will earmark on the books of the Fund or segregate cash or liquid securities in an amount equal to any liability amount owed under a cap or floor agreement, or will otherwise “cover” its position as required by applicable SEC and SEC staff positions.

CASH AND CASH EQUIVALENTS—The Funds may invest in cash or cash equivalents. When a substantial portion of a Fund’s portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

COLLATERALIZED LOAN OBLIGATIONS AND COLLATERALIZED DEBT OBLIGATIONS—The Funds may invest in collateralized loan obligations (“CLOs”). CLOs are structured securities collateralized by a pool of senior secured loans extended to below investment grade borrowers. Collateralized debt obligations (“CDOs”) are also structured securities, but are collateralized by a mix of debt obligations, which may include mortgage-backed securities, trust preferred securities, and other securities backed by fixed income assets.

For CLOs and CDOs, the cash flows from the assets are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO or CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO or CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, as well as aversion to CLO or CDO securities as a class.

The risks of an investment in a CLO or CDO depends largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CLOs and CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs and CDOs may be characterized by a Fund as illiquid securities, however an active dealer market may exist for CLOs and CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with investing in fixed income securities, investing in CLOs and CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; and (iii) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

COLLATERALIZED MORTGAGE OBLIGATIONS—The Income Fund may invest in CMOs, which are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner-than-desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

CONVERTIBLE SECURITIES—The Equity Fund may invest in convertible securities. Common stock occupies the most junior position in a company’s capital structure. Convertible securities entitle the holder to exchange those securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are subordinated to the claims of other creditors, but are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder’s claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

COVERED CALL OPTIONS—The Equity Fund and the Income Fund may write (sell) covered call options on their portfolio securities in an attempt to enhance investment performance. No more than 20% of a Fund’s net assets may be subject to covered options.

When the Equity Fund and the Income Fund write (sell) a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the “exercise price”) at any time during the option period, generally ranging up to nine months. If the option expires unexercised, a Fund will realize gain to the extent of the amount received for the option (the “premium”) less any commission paid. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund forgoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When the Equity Fund and the Income Fund sell an option, an amount equal to the net premium received by a Fund is included in the liability section of the Fund’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction (i.e., the Fund terminates its obligation as the writer of the option by purchasing a call option on the same security with the same exercise price and expiration date as the option previously written), the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option was sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund will realize a long-term or short-term gain or loss from the sale of the underlying security, and proceeds of the sale will be increased by the net premium originally received. The writing of covered options may be deemed to involve a pledge of the securities against which the option is being written. Securities against which options are written will be segregated on the books of the Fund’s custodian.

CURRENT MARKET CONDITIONS RISK—A particular investment, or shares of the Funds in general, may fall in value due to current market conditions. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, may adversely impact the U.S. regulatory landscape, markets and investor behavior, which could negatively impact the Funds’ investments and operations. In particular, the imposition of tariffs on foreign countries has led to retaliatory tariffs by certain foreign countries and could lead to retaliatory tariffs imposed by additional foreign countries, as well as increased and prolonged market volatility, and sector-specific downturns in industries reliant on international trade. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. If geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Funds’ assets may decline. Additional examples of events that have led to fluctuations in markets include pandemic risks related to COVID‑19 and aggressive measures taken worldwide in response by governments and businesses, elevated inflation levels and problems in the banking sector. Additionally, advancements in technologies such as AI may adversely impact markets, disrupt existing industries and sectors, and dislocate opportunities in the labor force, which could negatively affect the overall performance of the Funds.

DEBT SECURITIES—The Income Fund invests in debt securities such as corporate bonds, securities issued or guaranteed by the U.S. Government or one of its agencies and instrumentalities, bonds of international corporations or foreign governments, mortgage-backed and asset-backed securities, municipal bonds, U.S. Treasury obligations, such as Treasury Inflation Protected Securities (TIPS). Debt securities are generally subject to interest rate risk, credit risk, market risk and call risk.

Interest Rate Risk.  The risk that when interest rates increase, fixed income securities held by the Fund decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

Credit Risk.  This risk relates to the ability of the issuer to meet interest and principal payments, as they become due. The ratings given a security by rating services such as Moody’s and S&P provide information regarding such credit risk. The lower the rating given a security by such rating service, the greater the credit risk such rating service perceives to exist with respect to such security.

Market Risk.  All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the United States or worldwide, and may affect only particular companies or industries.

Call Risk.  The risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

DERIVATIVES—In an attempt to reduce systemic and counterparty risks associated with OTC derivatives transactions, the Dodd-Frank Act requires that a substantial portion of OTC derivatives be executed in regulated markets and submitted for clearing to regulated clearinghouses. The CFTC also requires a substantial portion of derivative transactions that have historically been executed on a bilateral basis in the OTC markets to be executed through a regulated swap execution facility or designated contract market. The SEC has and is expected to continue to impose similar requirements with respect to security-based swaps. Such requirements could limit the ability of the Funds to invest or remain invested in derivatives and may make it more difficult and costly for investment funds, including the Funds, to enter into highly tailored or customized transactions. They may also render certain strategies in which a Fund might otherwise engage impossible or so costly that they will no longer be economical to implement.

OTC trades submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as may be adjusted to a higher amount by the Fund’s Futures Commission Merchant, as well as SEC- or CFTC-mandated margin requirements. With respect to uncleared swaps, swap dealers are required to collect variation margin from a Fund and may be required to collect initial margin from a Fund pursuant to the CFTC’s or the Prudential Regulators’ uncleared swap margin rules. Both initial and variation margin must be in the form of eligible collateral, and may be composed of cash and/or securities, subject to applicable regulatory haircuts. These rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared swap transactions for certain entities, which may include the Funds. In the event a Fund is required to post collateral in the form of initial margin in respect of its uncleared swap transactions, all such collateral will be posted with a third-party custodian pursuant to a triparty custody agreement between the Fund, its dealer counterparty and an unaffiliated custodian.

Although the Dodd-Frank Act requires many OTC derivative transactions previously entered into on a principal-to-principal basis to be submitted for clearing by a regulated clearinghouse, certain of the derivatives that may be traded by a Fund may remain principal-to-principal or OTC contracts between the Fund and third parties. The risk of counterparty non-performance can be significant in the case of these OTC instruments, and “bid-ask” spreads may be unusually wide in these markets. To the extent not mitigated by implementation of the Dodd-Frank Act, if at all, the risks posed by such instruments and techniques, which can be complex, may include: (1) credit risks (the exposure to the possibility of loss resulting from a counterparty’s failure to meet its financial obligations), as further discussed below; (2) market risk (adverse movements in the price of a financial asset or commodity); (3) legal risks (the characterization of a transaction or a party’s legal capacity to enter into it could render the transaction unenforceable, and the insolvency or bankruptcy of a counterparty could pre-empt otherwise enforceable contract rights); (4) operational risk (inadequate controls, deficient procedures, human error, system failure or fraud); (5) documentation risk (exposure to losses resulting from inadequate documentation); (6) liquidity risk (exposure to losses created by inability to prematurely terminate derivative transactions); (7) systemic risk (the risk that financial difficulties in one institution or a major market disruption will cause uncontrollable financial harm to the financial system); (8) concentration risk (exposure to losses from the concentration of closely related risks such as exposure to a particular industry or exposure linked to a particular entity); and (9) settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty).

Swap dealers and major swap participants that are registered with the CFTC and with whom a Fund may trade are subject to minimum capital and margin requirements. These requirements may apply irrespective of whether the OTC derivatives in question are traded bilaterally or cleared. OTC derivatives dealers are subject to business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements may increase the overall costs for OTC derivative dealers, which are likely to be passed along, at least partially, to market participants in the form of higher fees or less advantageous dealer marks.

Rule 18f‑4 under the 1940 Act governs a Fund’s use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Rule 18f‑4 permits a Fund to enter into Derivative Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including a Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”). In connection with the adoption of Rule 18f‑4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering Derivative Transactions and certain financial instruments.

Under Rule 18f‑4, “Derivative Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions, if a Fund elects to treat these transactions as Derivative Transactions under Rule 18f‑4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transactions and the transaction will settle within 35 days of its trade date.

Rule 18f‑4 requires that a Fund that invests in Derivative Transactions above a specified amount adopt and implement a derivatives risk management program administered by a derivatives risk manager that is appointed by and overseen by the Funds’ Board, and comply with an outer limit on Fund leverage risk based on value at risk. A Fund that uses Derivative Transactions in a limited amount are considered “limited derivatives users,” as defined in Rule 18f‑4, will not be subject to the full requirements of Rule 18f‑4, but will have to adopt and implement policies and procedures reasonably designed to manage the Funds’ derivatives risk. A Fund will be subject to reporting and recordkeeping requirements regarding its use of Derivative Transactions.

The requirements of Rule 18f‑4 may limit a Fund’s ability to engage in Derivative Transactions as part of its investment strategies. These requirements may also increase the cost of a Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund. The rule also may not be effective to limit a Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in a Fund’s derivatives or other investments. There may be additional regulation of the use of Derivative Transactions by registered investment companies, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of Derivative Transactions may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

More information about particular types of derivatives instruments is included below in the sections titled “Futures Contracts,” “Options on Futures Contracts,” “Covered Call Options,” “Risks of Futures and Options Investments,” “Purchasing Call Options,” “Purchasing Put Options,” “Writing Put Options,” “Limitations on Futures Contracts and Options on Futures Contracts,” “Foreign Securities,” “Forward Foreign Currency Exchange Contracts,” “Repurchase Agreements,” “Reverse Repurchase Agreements,” “Caps and Floors, and “Swaps.”

EQUITY SECURITIES—The Equity Fund may invest in the following types of investments, each of which is subject to certain risks, as discussed below: common stocks, preferred stocks, convertible securities and warrants.

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in the Equity Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject the Equity Fund to the risk that the issuer may discontinue paying dividends.

Common Stock.  A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Equity Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid before any payments are made to the Equity Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Equity Fund.

Preferred Stock.  Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond. Unlike common stock, a preferred stock’s participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, it is subject to the risk that the dividend can be changed or omitted by the issuer.

Convertible Securities and Warrants.  Convertible securities are securities, such as debt securities or preferred stock, that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities include corporate bonds, notes and preferred stock that can be converted into, or exchanged for, a prescribed amount of common stock of the same or different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In addition to the general risk associated with equity securities discussed above, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. In addition to the general risks associated with equity securities discussed above, investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Initial Public Offerings.  Certain Funds may purchase securities of companies that are offered pursuant to an IPO. An IPO is a company’s first offering of stock to the public in the primary market, typically to raise additional capital. Like all equity securities, IPO securities are subject to market risk and liquidity risk, but those risks may be heightened for IPO securities. The market value of IPO securities may fluctuate considerably due to factors such as the absence of a prior public market for the security, unseasoned trading of the security, the small number of shares available for trading, limited information about the issuer, and aberrational trading activity and market interest surrounding the IPO. There is also the possibility of losses resulting from the difference between the issue price and potential diminished value of the security once it is traded in the secondary market. In addition, the purchase of IPO securities may involve high transaction costs. Investments in foreign IPOs may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environment. The Funds’ investment in IPO securities may have a significant positive or negative impact on the Funds’ performance and may result in significant capital gains.

FOREIGN SECURITIES—The Income Fund may invest up to 40% of its assets in foreign bonds denominated in foreign currencies. No more than 20% of a Fund’s total assets will be represented by a given foreign currency. The Funds may invest without limit in U.S. dollar denominated foreign securities.

Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and that may favorably or unfavorably affect the Funds’ performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, price volatility can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid-to-asked spreads in foreign bond markets are generally higher than commissions and bid-to-asked spreads in U.S. markets, although the Funds will endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for the Funds’ agents to keep currently informed about corporate actions that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries. Investments in foreign securities may also entail certain risks such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, to the extent investments in foreign securities involve currencies of foreign countries, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange-control regulations, and may incur costs in connection with conversion between currencies.

Investments in companies domiciled in emerging countries may be subject to potentially greater risks than investments in developed countries. The possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Each Fund seeks to mitigate the risks associated with these considerations through diversification and active professional management.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Funds. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Funds’ investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Investments in the United Kingdom—On January 31, 2020, the UK officially withdrew from the EU (commonly known as “Brexit”). Following a transition period, the United Kingdom’s post-Brexit trade agreement with the European union passed into law in December 2020, became effective on a provisional basis on January 1, 2021, and formally entered into force on May 1, 2021.

The impact of Brexit on the UK, the EU and global markets remains unclear and will depend largely upon the UK’s ability to negotiate favorable terms with the EU with respect to trade and market access. Brexit may also impact each of these markets should it lead to the creation of divergent national laws and regulations that produce new legal regimes and unpredictable tax consequences. As a result of the uncertain consequences of Brexit, the economies of the UK and EU as well as the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, EU and globally that could potentially have an adverse effect on the value of a Fund’s investments.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS—The Equity Fund and the Income Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Debt securities are often issued on this basis. No income will accrue on securities purchased on a when-issued or delayed-delivery basis until the securities are delivered. Securities purchased or sold on a when-issued, delayed-delivery or forward-commitment basis involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Although the Funds would generally purchase securities on a when-issued, delayed-delivery or a forward-commitment basis with the intention of acquiring the securities, a Fund may dispose of such securities prior to settlement if the portfolio managers deem it appropriate to do so.

The Funds may dispose of or renegotiate a when-issued or forward commitment. The Funds will normally realize a capital gain or loss in connection with these transactions. For purposes of determining the Income Fund’s average dollar-weighted maturity, the maturity of when-issued or forward-commitment securities will be calculated from the commitment date.

When a Fund purchases securities on a when-issued, delayed-delivery or forward-commitment basis, the Fund will maintain cash, U.S. Government securities or other liquid portfolio securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Funds will maintain sufficient assets at all times to cover their obligations under when-issued purchases, forward-commitments and delayed-delivery transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS—The Equity Fund and the Income Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. A forward foreign currency exchange contract (“forward contract”) involves a negotiated obligation to purchase or sell a specific currency at a future date or range of future dates (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month, and forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between banks or currency dealers so that no intermediary is required. A forward contract generally requires no margin or other deposit.

Closing transactions with respect to forward contracts are effected with the currency trader who is a party to the original forward contract.

The Equity Fund and the Income Fund may enter into foreign contracts in several circumstances. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a

Fund anticipates the receipt in a foreign currency of interest and dividend payments on a security it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such interest and dividend payments, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction, the Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend payment is declared, and the date on which such payments are made or received.

The Funds’ activities involving forward contracts may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company (“RIC”).

FUTURES CONTRACTS—The Equity Fund and the Income Fund may each enter into financial futures contracts. Such contracts may either be based on indexes of particular groups or varieties of securities (“Index Futures Contracts”), or be for the purchase or sale of debt obligations (“Debt Futures Contracts”). Such futures contracts are traded on exchanges licensed and regulated by the Commodity Futures Trading Commission. The Funds enter into futures contracts to gain a degree of protection against anticipated changes in interest rates that would otherwise have an adverse effect upon the economic interests of the Funds. However, the costs of and possible losses from futures transactions will reduce a Fund’s yield from interest on its holdings of debt securities. Income from futures transactions constitutes taxable gain.

For the Equity Fund and the Income Fund, the custodian marks cash, U.S. Government securities or other liquid portfolio securities as segregated within the custody account in an amount equal to the value of the total assets committed to the consummation of futures positions. If the value of the segregated securities declines, additional cash or securities are required to be marked on a daily basis so that the value of the segregated assets equals the amount of the Funds’ commitments with respect to such contracts. Alternatively, the Funds may cover such positions by purchasing offsetting positions, or covering such positions partly with cash, U.S. Government securities or other liquid portfolio securities, and partly with offsetting positions.

A Debt Futures Contract is a binding contractual commitment that, if held to maturity, requires each of the Equity Fund and the Income Fund to make or accept delivery, during a particular month, of obligations having a standardized face value and rate of return. By purchasing a Debt Futures Contract, the Fund legally obligates itself to accept delivery of the underlying security and to pay the agreed price; by selling a Debt Futures Contract it legally obligates itself to make delivery of the security against payment of the agreed price. However, positions taken in the futures markets are normally not held to maturity. Instead they are liquidated through offsetting transactions which may result in a profit or loss. While Debt Futures Contract positions taken by the Fund are usually liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous.

A clearing corporation, associated with the exchange on which futures contracts are traded, assumes responsibility for close-outs of such contracts and guarantees that the sale or purchase, if still open, is performed on the settlement date.

By entering into futures contracts, each of the Equity Fund and the Income Fund seek to establish with more certainty than would otherwise be possible the effective rate of return on its portfolio securities. A Fund may, for example, take a “short” position in the futures market by selling a Debt Futures Contract for future delivery of securities held by the Fund in order to hedge against an anticipated rise in interest rates that would adversely affect the value of such securities. Or it might sell an Index Futures Contract based on a group of securities whose price trends show a significant correlation with those of securities held by a Fund. When hedging of this character is successful, any depreciation in the value of portfolio securities is substantially offset by appreciation in the value of the futures position. On other occasions the Fund may take a “long” position by purchasing futures contracts. This is done when a Fund is not fully invested or expects to receive substantial proceeds from the sale of portfolio securities or of Fund shares, and anticipates the future purchase of particular securities but expects the rate of return then available in the securities markets to be less favorable than rates that are currently available in the futures markets. The Funds expect that, in the normal course, securities will be purchased upon termination of a long futures position, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

Debt Futures Contracts currently involve only taxable obligations and do not encompass municipal securities. The value of Debt Futures Contracts on taxable securities, as well as Index Futures Contracts, may not vary in direct proportion with the value of a Fund’s securities, limiting the ability of the Fund to hedge effectively against interest-rate risk.

The investment restriction concerning futures contracts does not specify the types of Index Futures Contracts into which the Equity Fund or the Income Fund may enter because it is impossible to foresee what particular indexes may be developed and traded or may prove useful to a Fund in implementing its overall risk-management strategies. For example, price trends for a particular Index Futures Contract may show a significant correlation with price trends in the securities held by the Fund, even though the securities comprising the index are not necessarily identical to those held by the Fund. In any event, the Fund would not enter into a particular Index Futures Contract unless the portfolio managers determined that such a correlation existed.

To the extent the Funds use Index Futures Contracts and Debt Futures Contracts, they are traded actively through the CME Group.

ILLIQUID SECURITIES—The Funds will not invest more than 15% of the value of their net assets in securities that are illiquid because of restrictions on transferability or other reasons. Repurchase agreements with deemed maturities in excess of seven days and securities that are not registered under the Securities Act, but that may be purchased by institutional buyers pursuant to Rule 144A are subject to this 15% limit (unless such securities are variable-amount master-demand notes with maturities of nine months or less or unless the Adviser determines that a liquid trading market exists).

INTERFUND LENDING AND BORROWING ARRANGEMENTS—The SEC has granted an exemption that permits the Funds to participate in an interfund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (the “Repo Rate”) and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (the “Bank Loan Rate”). The Bank Loan Rate will be determined using a formula approved by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

All interfund loans and borrowings must comply with the conditions set forth in the exemption, which are designed to ensure fair and equitable treatment of all participating funds. Each Fund’s participation in the Program must be consistent with its investment policies and limitations and is subject to certain percentage limitations. SIMC administers the Program according to procedures approved by the SEI Funds’ Board. In addition, the Program is subject to oversight and periodic review by the SEI Funds’ Board.

LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS—The Equity Fund and the Income Fund will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of debt securities held in its portfolio or which it intends to purchase and where the transactions are appropriate to the reduction of the Fund’s risks. The Trustees have adopted policies (which are not fundamental and may be modified by the Trustees without a shareholder vote) that, immediately after the purchase for a Fund of a futures contract or a related option, the value of the aggregate initial margin deposits with respect to all futures contracts (both for receipt and delivery), and premiums paid on related options entered into on behalf of the Fund, will not exceed 5% of the fair market value of the Fund’s total assets. Additionally, the value of the aggregate premiums paid for all put and call options held by a Fund will not exceed 20% of its net assets. Futures contracts and put options written (sold) by a Fund will be offset by assets of the Fund held in a segregated account in an amount sufficient to satisfy obligations under such contracts and options.

MORTGAGE-BACKED SECURITIES AND MORTGAGE PASS-THROUGH SECURITIES—The Income Fund may invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage banks, commercial banks and others. The Fund also invests in mortgage-backed securities guaranteed primarily by the GNMA. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Fund may also invest in debt securities that are secured with collateral consisting of mortgage-backed securities (see “Collateralized Mortgage Obligations”), and in other types of mortgage-related securities.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Fund, the prepayment right will tend to limit to some degree the increase in NAV of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities.

When interest rates rise, mortgage prepayment rates decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of the Fund’s shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts, with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of the Fund’s shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers, which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government.

FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC stock is owned by twelve Federal Home Loan Banks. FHLMC issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

FNMA and FHLMC are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government could consider nationalization, privatization, consolidation, or abolishment of the entities. The future status and role of Fannie Mae and Freddie Mac could be impacted by (among other things) the actions taken and restrictions placed on FNMA and FHLMC by the FHFA in its role as conservator, the restrictions placed on FNMA’s and FHLMC’s operations and activities as a result of the senior preferred stock investment made by the Treasury, market responses to developments at FNMA and FHLMC, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by FNMA and FHLMC, including any such mortgage-backed securities held by a Fund.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the portfolio managers determine that they meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

OPTIONS ON FUTURES CONTRACTS—To attempt to gain additional protection against the effects of interest-rate fluctuations, the Equity Fund and the Income Fund may purchase and write (sell) put and call options on futures contracts that are traded on a U.S. exchange or board of trade and enter into related closing transactions. There can be no assurance that such closing transactions will be available at all times. In return for the premium paid, such an option gives the purchaser the right to assume a position in a futures contract at any time during the option period for a specified exercise price.

The Funds may purchase put options on futures contracts in lieu of, and for the same purpose as, sale of a futures contract. They also may purchase such put options in order to hedge a long position in the underlying futures contract.

The purchase of call options on futures contracts is intended to serve the same purpose as actual purchase of the futures contracts. A Fund may purchase call options on futures contracts in anticipation of a market advance when it is not fully invested.

The Funds may write (sell) a call option and a futures contract in order to hedge against a decline in the price of the index or debt securities underlying the futures contract. If the price of the futures contract at expiration is below the exercise price, the Funds would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing (selling) of put options on futures contracts is similar to purchase of the futures contracts, except that, if market price declines, a Fund would pay more than the current market price for the underlying securities or index units. The net cost to the Fund would be reduced, however, by the premium received on sale of the puts, less any transaction costs.

OTHER ASSET-BACKED SECURITIES—The Income Fund may also invest in other asset-backed securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special-purpose corporations, various types of assets, including automobile loans, computer leases and credit-card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a structure similar to the CMO structure. The Income Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest-rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile Receivables (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment-sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit-card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information reflecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, characteristics of the underlying assets, coupon rates on the securities, prevailing interest rates, administrative expenses and actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933, as amended (the “Securities Act”), may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any existing holdings of such securities.

OTHER MORTGAGE-BACKED SECURITIES—The portfolio managers expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments the principal or interest payments of which may vary or the terms to maturity of which may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the portfolio managers will, consistent with the Income Fund’s investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities. The Fund will not invest in any new types of mortgage-related securities without prior disclosure to shareholders of the Fund.

OTHER INVESTMENTS—Subject to prior disclosure to shareholders, the Board of Trustees may, in the future, authorize the Funds to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with the Fund’s investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

PURCHASING CALL OPTIONS—Each of the Equity Fund and the Income Fund may purchase call options to the extent that call option coverage by a Fund does not constitute more than 20% of the Fund’s total assets. When a Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Funds may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with those transactions. The Funds may, following purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Funds will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid (less any commissions) to purchase the original call option; the Funds will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid (less any commissions) to purchase the original call option.

Although the Equity Fund and the Income Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Funds may expire without any value to the Funds, in which event the Funds would realize a capital loss that would be characterized as short-term unless the option was held for more than one year.

PURCHASING PUT OPTIONS—No more than 20% of either the Equity Fund’s or the Income Fund’s total assets may be subject to put options. Each Fund will, at all times during which it holds a put option, own the security covered by such option. The purchase of the put on substantially identical securities held will constitute a short sale for tax purposes, the effect of which is to create short-term capital gain on the sale of the security and to suspend running of its holding period (and treat it as commencing on the date of the closing of the short sale) or that of a security acquired to cover the same if, at the time the put was acquired, the security had not been held for more than one year.

A put option purchased by either the Equity Fund or the Income Fund gives it the right to sell one of its securities for an agreed-upon price up to an agreed-upon date. The Funds may purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (“protective puts”). The ability to purchase put options will allow the Funds to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, the Funds will lose the value of the premium paid. A Fund may sell a put option which it has previously purchased prior to sale of the securities underlying such option. Such sale will result in a net gain or loss depending upon whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

The Equity Fund or the Income Fund may sell a put option purchased on individual portfolio securities. Additionally, the Funds may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

QUANTITATIVE INVESTING—A quantitative investment style generally involves the use of computers to implement a systematic or rules-based approach to selecting investments based on specific measurable factors. Due to the significant role technology plays in such strategies, they carry the risk of unintended or unrecognized issues or flaws in the design, coding, implementation or maintenance of the computer programs or technology used in the development and implementation of the quantitative strategy. These issues or flaws, which can be difficult to identify, may result in the implementation of a portfolio that is different from that which was intended, and could negatively impact investment returns. Such risks should be viewed as an inherent element of investing in an investment strategy that relies heavily upon quantitative models and computerization.

REAL ESTATE INVESTMENT TRUSTS (“REITs”)—The Equity Fund and the Income Fund each may invest up to 10% of its net assets in REITs. Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high-yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

REPURCHASE AGREEMENTS—The Equity Fund and the Income Fund may enter into repurchase agreements with any member bank of the Federal Reserve System and any broker-dealer that is recognized as a reporting government securities dealer, whose creditworthiness has been determined by the Adviser or Sub-Adviser. A repurchase agreement, which provides a means for the Funds to earn income on monies for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund at the time of repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. For purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), a repurchase agreement is deemed to be a loan to the seller of the Obligation and is therefore covered by the Funds’ investment restrictions applicable to loans. Each repurchase agreement entered into by a Fund requires that if the market value of the Obligation becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation, on a daily basis, to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. In the event a Fund is unsuccessful in seeking to enforce the contractual obligation to deliver additional securities, and the seller defaults on its obligation to repurchase, the Fund bears the risk of any drop in market value of the Obligation(s). In the event that bankruptcy or insolvency proceedings were commenced with respect to a bank or broker-dealer before its repurchase of the Obligation, the Fund might encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. In the case of repurchase agreements, it is not clear whether a court would consider a repurchase agreement as being owned by the particular Fund or as being collateral for a loan by the Fund. If a court were to characterize the transaction as a loan and the Fund had not perfected a security interest in the Obligation, the Funds could be required to return the Obligation to the bank’s estate and be treated as an unsecured creditor. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in that transaction. The portfolio managers seek to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligations. A Fund may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians.

Securities subject to a repurchase agreement are held in a segregated account and the amount of such securities is adjusted on a daily basis so as to provide a market value at least equal to the repurchase price. The Funds may not invest more than 15% of their net assets in repurchase agreements maturing in more than seven days.

RESETS—The interest rates paid on the Adjustable Rate Mortgages (“ARMs”) and CMOs in which the Income Fund may invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest-rate index. There are three main categories of indexes: those based on U.S. Treasury securities; those derived from a calculated measure such as a cost-of-funds index; or a moving average of mortgage rates.

REVERSE REPURCHASE AGREEMENTS AND SALE-BUYBACKS—The Equity Fund and the Income Fund may obtain funds for temporary defensive purposes by entering into reverse repurchase agreements with banks and broker-dealers. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by that Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Rule 18f‑4 under the 1940 Act permits a Fund to enter into reverse repurchase agreements and similar financing transactions, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act. The Rule permits a Fund to elect whether to treat a reverse repurchase agreement as a borrowing, subject to the asset coverage requirements of Section 18 of the Act, or as a Derivative Transactions under Rule 18f‑4. The Funds have elected to treat all reverse repurchase agreements as Derivative Transactions. See “Derivatives” above.

In a sale-buyback transaction, a Fund sells an underlying security for settlement at a later date. A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

RISKS OF CYBER-ATTACKS—As with any entity that conducts business through electronic means in the modern marketplace, the Funds, and their service providers, may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches. Cyber-attacks affecting a Fund, SIMC or any of the Sub-Advisers, a Fund’s distributor, custodian, transfer agent, or any other of a Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber-attacks. Such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. There can be no assurance that the Funds, the Funds’ service providers, or the issuers of the securities in which the Funds invest will not suffer losses relating to cyber-attacks or other information security breaches in the future. A Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund’s positions.

RISKS OF FUTURES AND OPTIONS INVESTMENTS—Each of the Equity Fund and the Income Fund will incur brokerage fees in connection with its futures and options transactions, and it will be required to segregate funds for the benefit of brokers as margin to guarantee performance of its futures and options contracts. In addition, while such contracts will be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while a Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for the Fund than if it had not entered into any such contracts. Additionally, the skills required to invest successfully in futures and options may differ from skills required for managing other assets in a Fund’s portfolio.

Each of the Equity Fund and the Income Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The portfolio managers will consider risk factors such as their creditworthiness when determining a broker-dealer with which to engage in options transactions. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Certain over-the-counter options may be deemed to be illiquid securities and may not be readily marketable. The portfolio managers will monitor the creditworthiness of dealers with which the Funds enter into such options transactions under the general supervision of the Board of Trustees.

RISKS OF MORTGAGE-BACKED SECURITIES—Mortgage-backed securities differ from conventional bonds in that principal is paid back over the life of the mortgage security rather than at maturity. As a result, the holder of mortgage-backed securities (i.e., the Income Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, mortgage-backed securities may be less effective than other types of U.S. Government securities as a means of “locking in” long-term interest rates.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Fund, the prepayment right of mortgagors may decrease or limit the increase in NAV of the Fund because the value of the mortgage-backed securities held by the Fund may decline more than, or may not appreciate as much as, the price of noncallable debt securities. To the extent market interest rates increase beyond the applicable cap or maximum rate on a mortgage security, the market value of the mortgage-backed security would likely decline to the same extent as a conventional fixed-rate security.

In addition, to the extent mortgage-backed securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder’s principal investment to the extent of the premium paid. On the other hand, if mortgage-backed securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to taxable shareholders, will be taxable as ordinary income.

The Fund may also invest in pass-through certificates issued by non-governmental issuers. Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s quality standards. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the portfolio managers determine that the securities meet the Fund’s quality standards.

With respect to pass-through mortgage pools issued by non-governmental issuers, there can be no assurance that the private insurers associated with such securities can meet their obligations under the policies. Although the market for such non-governmental issued or guaranteed mortgage securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The purchase of such securities is subject to the Fund’s limit with respect to investment in illiquid securities.

RULE 144A SECURITIES—The Equity Fund and the Income Fund may purchase securities which are not registered under the Securities Act, but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act (“Rule 144A”). In some cases, such securities are classified as “illiquid securities,” however, any such security will not be considered illiquid so long as it is determined by the Adviser or Sub-Adviser, under guidelines approved by the Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

SECURITIES OF OTHER INVESTMENT COMPANIES—Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies and real estate investment trusts, represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at NAV, but may also be traded in the secondary market at a premium or a discount to their NAV.

Section 12(d)(1)(A) prohibits a registered open-end investment company (e.g., a “fund”) from acquiring more than 3% of another registered open-end investment company’s outstanding shares, investing more than 5% of its own assets in any single registered open-end investment company, or investing more than 10% of its own assets in acquired registered open-end investment companies in the aggregate.

In addition, Rule 12d1‑4 under the 1940 Act will permit a Fund to invest in other investment companies beyond the statutory limits of Section 12(d)(1)(A), subject to certain conditions.

The Income Fund and the Equity Fund may invest in unaffiliated underlying funds in reliance on Section 12(d)(1)(F) of the 1940 Act. Section 12(d)(1)(F) provides in pertinent part that issuers of any security purchased by a Fund are not obligated to redeem such security in an amount exceeding 1% of such issuer’s total outstanding securities during any period of less than thirty days. As a result, shares of an unaffiliated underlying fund held by a Fund in excess of 1% of the unaffiliated underlying fund’s outstanding shares could in certain circumstances be considered illiquid if it is determined that the shares may not be sold in the ordinary course of business within seven days. The liquidity of such excess shares will be considered on a case-by-case basis by SIMC based on the following factors: (i) the Adviser’s knowledge of an unaffiliated underlying fund’s section 12(d)(1)(F) redemption practice upon discussion with the unaffiliated underlying fund’s investment adviser; (ii) the Fund’s past specific redemption experiences with the unaffiliated underlying fund; (iii) the Adviser’s evaluation of general market conditions that may affect securities held by the unaffiliated underlying fund; (iv) the Fund’s ability to accept a redemption in-kind of portfolio securities from the unaffiliated underlying fund; (v) significant developments involving the unaffiliated underlying fund; and (vi) any other information the Adviser deems relevant.

Section 12(d)(1)(G) is a statutory exemption from those limitations that permits a fund to acquire an unlimited amount of shares of other funds that are part of the same group of investment companies (e.g., “affiliated funds”).

The Balanced Funds rely on Section 12(d)(1)(G) of the 1940 Act and are therefore able to acquire up to 100% of the shares of the Equity Fund or the Income Fund.

The same federal securities laws also limit the extent to which the Equity Fund and the Income Fund can invest in securities of other investment companies, subject to certain exceptions. Generally, under Section 12(d)(1)(A), the Equity Fund or the Income Fund, as applicable, is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (i) the Equity Fund or the Income Fund, as applicable, owns more than 3% of the total voting stock of the other company; (ii) securities issued by any one investment company represent more than 5% of the Equity Fund’s or the Income Fund’s, as applicable, total assets; or (iii) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Equity Fund or the Income Fund, as applicable. Pursuant to Rule 12d1‑1 under the 1940 Act, the Equity Fund and the Income Fund may invest in one or more affiliated or unaffiliated investment companies, which comply with Rule 2a‑7 under the 1940 Act, in excess of the limits of Section 12 of the 1940 Act, so long as the conditions of that Rule are met. The Equity Fund and the Income Fund may invest in investment companies managed by SIMC or a Sub-Adviser to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder.

The Equity Fund and the Income Fund are prohibited from acquiring any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act, other than in the narrow circumstances permitted in Rule 12d1‑4.

Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or the only manner in which an international and global fund can invest in the securities markets of those countries. The Equity Fund and the Income Fund also may be subject to adverse tax consequences to the extent it invests in the stock of a foreign issuer that constitutes a “passive foreign investment company.”

SMALL AND MEDIUM-SIZED COMPANIES—To the extent the Equity Fund invests in the equity securities of small and medium-sized companies, it will be exposed to the risks of smaller sized companies. Small and medium-sized companies may have narrower markets for their goods and/or services and may have more limited managerial and financial resources than larger, more established companies. Furthermore, such companies may have limited product lines, services, markets, or financial resources or may be dependent on a small management group. In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership or are typically followed by fewer security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of smaller sized company securities held by the Equity Fund. As a result, their performance may be more volatile and they may face greater risk of business failure, which could increase the volatility of the Equity Fund’s portfolio.

SOCIAL-WITNESS PRINCIPLES/SOCIALLY RESPONSIBLE INVESTING—The Equity Fund and the Income Fund consider various social-witness principles and other socially responsible investing principles in their investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with their established social-witness principles and other socially responsible investing principles. This means that a Fund may underperform other similar mutual funds that do not consider social-witness principles and other socially responsible investing principles in their investing. Further, the consideration of ESG criteria in the selection of securities for a Fund’s portfolio involves the risk that information provided by issuers and third parties, on which the Sub-Advisers may rely, continues to develop and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. In addition, the regulatory landscape for ESG investing in the United States is still developing, and future rules and regulations may require a Fund to modify or alter its investment process.

STRIPPED MORTGAGE-BACKED SECURITIES—The Income Fund may also invest in stripped mortgage-backed securities, which are derivative multi-class mortgage securities. The stripped mortgage-backed securities in which the Fund may invest will only be issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Stripped mortgage-backed securities have greater market volatility than other types of mortgage securities in which the Fund may invest.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the yield to maturity of any such IOs held by the Fund. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these IO securities even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P or Moody’s, respectively.

Stripped mortgage-backed securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The staff of the SEC has indicated that it views such securities as illiquid. The Fund’s investment in stripped mortgage securities will be treated as illiquid and will, together with any other illiquid investments, not exceed 15% of the Fund’s net assets.

SWAPS—To help enhance the value of its portfolio or manage its exposure to different types of investments, the Income Fund may enter into interest-rate, currency and mortgage-swap agreements and may purchase and sell interest-rate “caps,” “floors” and “collars.” The potential loss from investing in swap agreements is much greater than the amount initially invested. This would protect the Fund from a decline in the value of the underlying security due to rising rates, but would also limit its ability to benefit from falling interest rates. The Fund will enter into interest-rate swaps only on a net basis (i.e., the two payment streams will be netted out, with the Fund receiving or paying as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid portfolio securities having an aggregate value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian bank. Interest-rate swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to an interest-rate swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest-rate cap has the right to receive payments to the extent a specified interest-rate exceeds an agreed-upon level; the purchaser of an interest-rate floor has the right to receive payments to the extent a specified interest-rate falls below an agreed-upon level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed-upon range.

Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund’s performance. Swap agreements involve risks depending upon the other party’s creditworthiness and ability to perform, as judged by the portfolio managers, as well as the Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

Pursuant to Rule 18f‑4 under the 1940 Act (commonly known as the “SEC Derivatives Rule”), the Fund has adopted a derivatives risk management program to comply with the rule’s limitations on leveraged-related risk, which are based on the Fund’s relative “value-at-risk.”

TEMPORARY DEFENSIVE PURPOSES—For temporary defensive purposes, the Funds may invest without limit in high-quality money-market securities. The Funds may also, for temporary defensive purposes, invest in shares of no-load, money-market mutual funds.

TO BE ANNOUNCED SECURITIES (“TBAs”)—The Income Fund may also utilize the TBA market for mortgage-backed securities. The TBA market allows investors to gain exposure to mortgage-backed securities with certain broad characteristics (maturity, coupon, age) without taking delivery of the actual securities until the settlement day which is once every month. In addition, the Income Fund may utilize the dollar roll market, in which one sells, in the TBA market, the security for current month settlement, while simultaneously committing to buy the same TBA security for next month settlement. The Income Fund may also enter into TBA transactions. A TBA transaction is a contract for the purchase or sale of mortgage-backed security for future settlement at an agreed upon date but does not include a specified pool number and number of pools or precise amount to be delivered. TBA transactions include most mortgage-backed securities represented in the MBS Index and may also include mortgages that do not yet exist. The Income Fund may also use the dollar roll market to postpone delivery when TBA investments are made.

TRACKING ERROR—The risk that the Equity Fund’s performance may vary substantially from the performance of the Index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Equity Fund’s investments and the Index’s components, implementation of the Presbyterian Principles, and favoring ESG and other factors.

U.S. GOVERNMENT SECURITIES—The Income Fund invests in securities issued or guaranteed by the U.S. Government or one of its agencies and instrumentalities. Examples of types of U.S. Government obligations in which a Fund may invest include U.S. Treasury obligations and obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, Fannie Mae, Ginnie Mae, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, the Maritime Administration and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

If the total public debt of the U.S. Government as a percentage of gross domestic product reaches high levels as a result of combating financial downturn or otherwise, such high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may increase borrowing costs and cause a government to issue additional debt, thereby increasing the risk of refinancing. A high national debt also raises concerns that a government may be unable or unwilling to repay the principal or interest on its debt when due. Unsustainable debt levels can decline the valuation of currencies, can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns, and can contribute to market volatility.

An increase in national debt levels may also necessitate the need for the U.S. Congress to negotiate adjustments to the statutory debt ceiling to increase the cap on the amount the U.S. Government is permitted to borrow to meet its existing obligations and finance current budget deficits. Future downgrades could increase volatility in domestic and foreign financial markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. Any controversy or ongoing uncertainty regarding statutory debt ceiling negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected. Although remote, it is at least theoretically possible that under certain scenarios the U.S. Government could default on its debt, including U.S. Treasury securities.

VARIABLE AND FLOATING RATE INSTRUMENTS—With respect to variable and floating-rate instruments that may be acquired by the Income Fund, the portfolio managers will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status to meet payment on demand. Where necessary to ensure that a variable or floating-rate instrument meets the Fund’s quality requirements, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

WRITING PUT OPTIONS—The Equity Fund and the Income Fund may also write put options on a secured basis, which means that a Fund will maintain, in a segregated account with its custodian, cash or U.S. Government securities in an amount not less than the exercise price of the option at all times during the option period. The amount of cash or U.S. Government securities held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put options written by the Fund. Secured put options will generally be written in circumstances where the portfolio managers wish to purchase the underlying security for a Fund’s portfolio at a price lower than the current market price of the security. In such event, the Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. With regard to the writing of put options, a Fund will limit the aggregate value of the obligations underlying such put options to 20% of its net assets.

Following the writing of a put option, the Equity Fund or the Income Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. A Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

ZERO COUPON SECURITIES—The Income Fund may invest in zero coupon securities, which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market-value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features, exercisable by the holder of the obligation, entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) that have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRSTM”) and Certificate of Accrual on Treasuries (“CATSTM”). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities. The Fund understands that the staff of the SEC no longer considers such privately stripped obligations to be U.S. Government securities, as defined in the 1940 Act; therefore, the Fund intends to adhere to this staff position and will not treat such privately stripped obligations to be U.S. Government securities for the purpose of determining if the Fund is “diversified” under the 1940 Act.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the principal and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

INVESTMENT LIMITATIONS

The following are fundamental and non-fundamental policies of the Funds.

Fundamental Policies

The following investment restrictions are considered fundamental, which means that they may only be changed by the vote of a majority of a Fund’s outstanding shares, which as used herein and in the Prospectus, means the lesser of: (1) 67% of a Fund’s outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of a Fund’s outstanding shares. The percentage restrictions described below are applicable only at the time of investment and require no action by the Funds as a result of subsequent changes in value of the investments or the size of a Fund.

Each Fund may not:

1.
Purchase securities which would cause more than 25% of the value of the Fund’s total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. For purposes of this limitation, U.S. Government securities are not considered members of any industry.
2.
Borrow money or issue senior securities as defined in the 1940 Act except that (a) the Fund may borrow money in an amount not exceeding one-third of the Fund’s total assets at the time of such borrowings, and (b) the Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or the issuance of shares of senior securities.
3.
With respect to 75% of the Fund’s total assets, purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government and its instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. This restriction shall not apply to shares of the Balanced Funds.
4.
Make loans or lend securities, if as a result thereof, more than 50% of the Fund’s total assets would be subject to all such loans. For purposes of this limitation debt instruments and repurchase agreements shall not be treated as loans.
5.
Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in REITs, securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in real estate business or invest or deal in real estate or interests therein).
6.
Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the Fund’s investment program may be deemed an underwriting.
7.
Purchase or sell commodities except that the Fund may enter into futures contracts and related options, forward investing contracts and other similar instruments.

Non-Fundamental Policies

In addition to certain investment restrictions disclosed in the Funds’ investment strategies, the Board has adopted the following non-fundamental investment restrictions as operating policies for each Fund, which may be changed by the Board without shareholder approval:

1.
A Fund shall not invest in companies for purposes of exercising control or management.
2.
A Fund shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

3.
A Fund shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.
4.
Notwithstanding the language in the second fundamental investment policy stated above, with respect to whether the purchase or sale of futures contracts and related options are considered to involve borrowing or the issuance of senior securities, a Fund shall comply with the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
5.
A Fund shall not purchase any security while borrowings representing more than 5% of the Fund’s total assets are outstanding.
6.
A Fund will invest no more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable.

The following descriptions of the 1940 Act may assist shareholders in understanding the above policies and restrictions.

Diversification.  Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the fund. Under applicable federal securities laws, the diversification of a mutual fund’s holdings is measured at the time a fund purchases a security. If a Fund holds securities that perform well on a relative basis, the value of those securities could appreciate such that the value of the Fund’s securities that constitute more than 5% of the Fund’s total assets, in the aggregate, might exceed 25% of the Fund’s total assets. In these circumstances, the Adviser or applicable Sub-Adviser might determine that it is in the best interests of a Fund’s shareholders not to reduce one or more of the Fund’s holdings in securities that constitute more than 5% of the Fund’s total assets. If the Adviser or applicable Sub-Adviser makes such a determination, a Fund’s holdings in such securities would continue to exceed 25% of the Fund’s total assets, and the Fund would not purchase any additional shares of securities that constituted more than 5% of the Fund’s total assets. The Fund would continue to qualify as a diversified fund under applicable federal securities laws. If more than 25% of a Fund’s assets were invested, in the aggregate, in securities of issuers that individually represented more than 5% of the Fund’s total assets, the Fund would be subject to the risk that its performance could be disproportionately affected by the performance of such securities.

Concentration.  The SEC has presently defined concentration as investing 25% or more of an investment company’s net assets in an industry or group of industries, with certain exceptions.

Borrowing.  The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets). In accordance with Rule 18f‑4 under the 1940 Act, when a fund engages in reverse repurchase agreements and similar financing transactions, the fund may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivative transactions” and comply with Rule 18f‑4 with respect to such transactions. Transactions that are treated as derivatives for purposes of Rule 18f‑4, shall not be regarded as borrowings for the purposes of a fund’s investment limitations.

Senior Securities.  Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although certain transactions are not treated as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments.

Lending.  Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

Underwriting.  Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate and Commodities.  The 1940 Act does not directly restrict an investment company’s ability to invest in real estate or commodities, but does require that every investment company have a fundamental investment policy governing such investments.

THE ADMINISTRATOR

General.  SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, serves as administrator to the Funds and has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SIMC, a wholly-owned subsidiary of SEI Investments Company (“SEI”), is the owner of all beneficial interest in the Administrator. SEI and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust.  The Trust and the Administrator have entered into an administration agreement (“the Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services or employs certain other parties, including its affiliates, who provide such services. Such services include, but are not limited to:

•
maintaining books and records related to a Fund’s cash and position reconciliations, and portfolio transactions;
•
preparation of financial statements and other reports for the Funds;
•
calculating the NAV of each Fund in accordance with the Funds’ valuation policies and procedures;
•
tracking income and expense accruals and processing disbursements to vendors and service providers;
•
providing performance, financial and expense information for registration statements and board materials;
•
providing certain tax monitoring and reporting;
•
providing space, equipment, personnel and facilities;
•
calculating required ordinary income and capital gains distributions; and
•
providing anti-money laundering program services.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated: (a) by a vote of a majority of the Trustees of the Trust on not less than 60 days’ written notice to the Administrator; or (b) by the Administrator on not less than 90 days’ written notice to the Trust.

Administration Fees.  For its administrative services, the Administrator receives a fee, which is calculated based upon the average daily net assets of each Fund and paid monthly by the Trust. The annual rates are as set forth in the charts below:

For the Equity Fund:

Administration Fee
On the first $2.5 billion of Assets;	0.20%
on the next $500 million of Assets;	0.1650%
on Assets over $3 billion.	0.120%

For the Income Fund:

Administration Fee
On the first $1.5 billion of Assets;	0.20%
on the next $500 million of Assets;	0.1775%
on the next $500 million of Assets;	0.1550%
on the next $500 million of Assets;	0.1325%
on Assets over $3 billion.	0.110%

For the Balanced Growth Fund and the Balanced Income Fund:

Administration Fee
On the first $1.5 billion of Assets;	0.150%
on the next $500 million of Assets;	0.1375%
on the next $500 million of Assets;	0.1250%
on the next $500 million of Assets;	0.1125%
on Assets over $3 billion.	0.10%

For the fiscal years ended June 30, 2024, 2025 and 2026 the following table shows: (i) the dollar amount of fees paid to the Administrator by the Fund; and (ii) the dollar amount of the Administrator’s voluntary fee waivers and/or reimbursements:

	Administration Fees Paid (000)						Administration Fees Waived (000)
Fund	2024		2025		2026	2024	2025		2026
Equity Fund		$1,043		$1,055		$1,114		$96		$102	$99
Income Fund		$675		$682		$690		$219		$220	$247
Balanced Growth Fund		$506		$532		$549		$257		$254	$287
Balanced Income Fund		$111		$114		$117		$42		$39	$46

U.S. Bank Global Fund Services (“UBGFS”) provides transfer agency services for the Funds. As part of these services, UBGFS processes shareholder transactions and provides shareholder information services, compliance reporting, and identity theft prevention and anti-money laundering services. UBGFS maintains the Trust’s records in connection with the services it provides. UBGFS’ business address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

THE ADVISER AND SUB-ADVISERS

General.  SIMC is a wholly-owned subsidiary of SEI (NASDAQ: SEIC), a leading global provider of outsourced asset management, investment processing and investment operations solutions. The principal business address of SIMC and SEI is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI was founded in 1968, and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. As of June 30, 2026, SIMC had approximately $228.81 billion in assets under management.

Manager of Managers Structure.  SIMC is the investment adviser for each of the Funds and operates as a “manager of managers.” SIMC and the Trust have obtained an exemptive order from the SEC that permits SIMC, with the approval of the Board, to hire, retain or terminate sub-advisers unaffiliated with SIMC for the Funds without submitting the sub-advisory agreements to a vote of the respective Fund’s shareholders. Among other things, the exemptive relief permits the disclosure of only the aggregate amount payable by SIMC under a particular sub-advisory agreement, but instead requires SIMC to disclose the aggregate amount of sub-advisory fees paid by SIMC with respect to each Fund. The Trust will notify shareholders in the event of any addition or change in identity of the Sub-Advisers.

Subject to Board review, SIMC allocates and, when appropriate, reallocates the Funds’ assets among the Sub-Advisers, monitors and evaluates Sub-Adviser performance, and oversees Sub-Adviser compliance with the Funds’ investment objectives, policies and restrictions. SIMC has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee the Sub-Advisers and recommend their hiring, termination and replacement.

Advisory and Sub-Advisory Agreements.  The Trust and SIMC have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the Funds and may manage the cash portion of the Funds’ assets. Pursuant to separate sub-advisory agreements (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”) with SIMC, and under the supervision of SIMC and the Board, one or more Sub-Advisers are responsible for the day-to-day investment management of all or a distinct portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds.

Each Investment Advisory Agreement sets forth a standard of care, pursuant to which the Adviser or Sub-Adviser, as applicable, is responsible for performing services to the Funds, and also includes liability and indemnification provisions.

The continuance of each Investment Advisory Agreement after the first two (2) years must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Investment Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days’ nor more than 60 days’ written notice to SIMC or a Sub-Adviser, as applicable, or by SIMC or a Sub-Adviser, as applicable, on 90 days’ written notice to the Trust.

In accordance with a separate exemptive order that the Trust and SIMC have obtained from the SEC, the Board may approve a new sub-advisory agreement or a material amendment to an existing sub-advisory agreement at a meeting that is not in person, subject to certain conditions, including that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting.

Advisory and Sub-Advisory Fees.  For these advisory services, SIMC receives a fee, which is calculated daily and paid monthly, at the annual rates set forth in the table below (shown as a percentage of the average daily net assets of each Fund). SIMC then pays the Sub-Advisers out of its contractual advisory fee for sub-advisory services provided to the Funds. The rates paid to each Sub-Adviser vary. The aggregate sub-advisory fees paid by SIMC for the fiscal year ended June 30, 2026 are set forth below as a percentage of the average daily net assets of each Fund.

Fund Name	Contractual Advisory Fee	Aggregate Sub-Advisory Fees Paid
Equity Fund	0.47%		0.04%
Income Fund	0.42%		0.12%
Balanced Growth Fund	0.00%		N/A
Balanced Income Fund	0.00%		N/A

SIMC pays each Sub-Adviser a fee out of its advisory fee. Sub-Advisory fees are based on a percentage of the average daily net assets managed by the applicable Sub-Adviser.

For the fiscal years ended June 30, 2024, 2025 and 2026, the following tables show: (i) the contractual advisory fees that SIMC is entitled to receive from each Fund; (ii) the dollar amount of SIMC’s voluntary fee waivers; (iii) the dollar amount of fees paid to the Sub-Advisers by SIMC; and (iv) the dollar amount of the fees retained by SIMC.

For the fiscal year ended June 30, 2026:

Fund Name	Contractual Advisory Fees (000)	Advisory Fees Waived (000)		Sub-Advisory Fees Paid (000)	Advisory Fees Retained by SIMC (000)
Equity Fund	$2,617		$1,329		$219	$1,069
Income Fund	$1,448		$495		$401	$552
Balanced Growth Fund	$0		$0		N/A	N/A
Balanced Income Fund	$0		$0		N/A	N/A

For the fiscal year ended June 30, 2025:

Fund Name	Contractual Advisory Fees (000)	Advisory Fees Waived (000)		Sub-Advisory Fees Paid (000)	Advisory Fees Retained by SIMC (000)
Equity Fund	$2,479		$1,252		$211	$1,016
Income Fund	$1,433		$490		$285	$658
Balanced Growth Fund	$0		$0		N/A	N/A
Balanced Income Fund	$0		$0		N/A	N/A

For the fiscal year ended June 30, 2024:

Fund Name	Contractual Advisory Fees (000)	Advisory Fees Waived (000)		Sub-Advisory Fees Paid (000)	Advisory Fees Retained by SIMC (000)
Equity Fund	$2,450		$1,244		$210	$996
Income Fund	$1,418		$485		$366	$567
Balanced Growth Fund	$0		$0		N/A	N/A
Balanced Income Fund	$0		$0		N/A	N/A

The Sub-Advisers

INCOME RESEARCH + MANAGEMENT—Income Research + Management (“IR+M”) serves as a Sub-Adviser to a portion of the assets of the Income Fund. IR+M is a Delaware Corporation founded in 1987. IR+M has been 100% privately owned since its inception in 1987 and remains so today.

METROPOLITAN WEST ASSET MANAGEMENT, LLC—Metropolitan West Asset Management, LLC (“MetWest”) serves as a Sub-Adviser to a portion of the assets of the New Covenant Income Fund. MetWest, founded in 1996, is a wholly-owned subsidiary of The TCW Group, Inc.

PARAMETRIC PORTFOLIO ASSOCIATES LLC—Parametric is a wholly-owned subsidiary of Morgan Stanley, a publicly held company that is traded on the New York Stock Exchange (NYSE) under the ticker symbol MS. Parametric is a part of Morgan Stanley Investment Management, the asset management division of Morgan Stanley.

Parametric is owned directly by Eaton Vance Acquisitions LLC, a privately held subsidiary of Morgan Stanley.

Portfolio Management

SIMC

Compensation.  SIMC compensates each portfolio manager for his or her management of the Funds. Each portfolio manager’s compensation consists of a fixed annual salary, plus a discretionary annual bonus determined generally as follows.

Portfolio manager compensation is a combination of both Fund performance and SEI Investments Company (“SEI”) performance. A majority of each portfolio manager’s compensation is determined by the performance of the Funds for which the portfolio manager is responsible for over both a short-term and long-term time horizon. A final factor is a discretionary component, which is based upon a qualitative review of the portfolio managers and their team.

With respect to the bonus, twenty percent of the portfolio manager’s compensation is tied to the corporate performance of SEI (SIMC’s ultimate parent company), as measured by the earnings per share earned for a particular year. This percentage is set at the discretion of SEI and not SIMC.

The remaining percentage is based upon each Fund’s performance (pre-tax) versus its respective benchmark over a one and three year period.

Ownership of Fund Shares.  As of September 30, 2026, the portfolio managers did not beneficially own shares of the Funds.

Other Accounts.  As of September 30, 2026, in addition to the Funds, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies				Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)		Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Richard A. Bamford	27		$37.90		1	$0.20	0	$0
David L. Hintz, CFA	29		$29.79		11	$5.37	0	$0
Anthony Karaminas, CFA	37		$47.73		2	$0.06	0	$0
Jason Collins	35		$46.69		13	$6.91	0	$0
Nilay Shah	4		$14.41		0	$0	0	$0

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest.  The portfolio managers’ management of other accounts may give rise to actual or potential conflicts of interest in connection with their day-to-day management of the Funds’ investments. The other accounts might have similar investment objectives as the Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Funds.

While the portfolio managers’ management of the other accounts may give rise to the following potential conflicts of interest, SIMC does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, SIMC believes that it has designed policies and procedures that are reasonably designed to manage such conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades.  A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Funds. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the other accounts and to the possible detriment of the Funds. However, SIMC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities.  A potential conflict of interest may arise as a result of the portfolio managers’ management of the Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors the other accounts over the Funds. This conflict of interest may be exacerbated to the extent that SIMC or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the Funds. Notwithstanding this theoretical conflict of interest, it is SIMC’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, SIMC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions.

IR+M

Compensation.  SIMC pays IR+M a fee based on the assets under management of the Income Fund as set forth in an investment sub-advisory agreement between IR+M and SIMC. IR+M pays its portfolio managers out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Income Fund. The following information relates to the period ended June 30, 2026.

Compensation is one component of IR+M’s total rewards package. IR+M invests in its employees by offering them tangible rewards—like competitive compensation and medical benefits as well as attractive retirement benefits, vacation time, unlimited sick time, floating holidays, and tuition and certification reimbursement. Equally important are IR+M’s intangible benefits. IR+M’s status as an employee-owned firm allows IR+M to maintain its unique culture of collaboration and collegiality. This environment provides individuals access to senior leaders, and IR+M is committed to helping individuals grow their careers at IR+M through IR+M’s learning and development opportunities.

Specific to compensation, all employees, including all members of IR+M’s Investment Team, are compensated with a competitive salary plus bonus. IR+M’s bonus pool is dictated by IR+M’s ability to achieve its annual goals, which includes the profitability of IR+M. An individual’s bonus is based on the employee’s overall contribution to IR+M’s and their team’s success. IR+M’s goal is to have collaborative high-performing teams that deliver for IR+M’s clients, not to incentivize individual contributions over results. The qualitative drivers of bonus decisions are the beliefs represented in IR+M’s Core Values: Invested, Respectful, Positive, and Motivated.

Portfolio Managers are evaluated based upon factors such as team contribution, input to risk management and the overall investment management process, contributions to client service, and contributions to firm culture. For Analysts and Traders, evaluations are based upon factors including team contribution, quality of research within assigned sectors and the broader market, input to risk management and the overall investment management process, and contributions to firm culture.

Ownership of Fund Shares.  As of June 30, 2026, IR+M’s portfolio managers did not beneficially own any shares of the Income Fund.

Other Accounts.  As of June 30, 2026, in addition to the Income Fund, IR+M’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies				Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager†	Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
James Gubitosi, CFA	11		$6,308		27	$25,177	773	$104,064
Michael Sheldon, CFA	11		$6,308		27	$25,177	773	$104,064
Jonathan Remley, CFA	11		$6,308		27	$25,177	773	$104,064
William O’Neill, CFA	11		$6,308		27	$25,177	773	$104,064
Matthew Walker, CFA	11		$6,308		27	$25,177	773	$104,064
Wesly Pate, CFA	11		$6,308		27	$25,177	773	$104,064
Rachel Campbell	11		$6,308		27	$25,177	773	$104,064
Virginia Schiappa, CFA	11		$6,308		27	$25,177	773	$104,064
†
IR+M utilizes a team-based approach to portfolio management, and each of the portfolio managers listed above are jointly responsible for the management of a portion of the accounts listed in each category.

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest.  IR+M’s management of other accounts may give rise to potential conflicts of interest in connection with its management of the Income Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the Income Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Income Fund. IR+M does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, IR+M believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of IR+M’s portfolio managers’ day-to-day management of the Income Fund. Because of their positions with the Income Fund, the portfolio managers know the size, timing and possible market impact of Income Fund trades. It is theoretically possible that IR+M’s portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Income Fund. However, IR+M has adopted policies and procedures believed to be reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of IR+M’s portfolio managers’ management of the Income Fund and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Income Fund. This conflict of interest may be exacerbated to the extent that IR+M or its portfolio managers receive, or expect to receive, greater compensation from their management of certain other accounts, that have higher base fee rates or incentives fees, than from the Income Fund. Notwithstanding this theoretical conflict of interest, it is IR+M’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, IR+M has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while IR+M’s portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Income Fund, such securities might not be suitable for the Income Fund given its investment objectives and related restrictions.

IR+M maintains a matrix of all actual or potential conflicts of interest and fully discloses in the ADV those that may appear to be a conflict of interest to a third-party. IR+M believes it has reasonable policies and procedures in place to mitigate risk and prevent harm because of any conflict.

MetWest

Compensation.  SIMC pays Metropolitan West Asset Management, LLC (MetWest) a fee based on the assets under management of the New Covenant Income Fund as set forth in an investment sub-advisory agreement between MetWest and SIMC. MetWest pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the New Covenant Income Fund. The following information relates to the period ended June 30, 2026.

The overall objective of TCW’s compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, bonus and equity incentive participation in TCW’s parent company (“equity incentives”). Bonus and equity incentives generally represent most of the portfolio managers’ compensation.

Salary.  Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Discretionary Bonus/Guaranteed Minimums.  Discretionary bonuses may be paid by the applicable TCW Advisor. Also, pursuant to contractual arrangements, some portfolio managers may receive minimum bonuses.

Equity Incentives.  Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW Group’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of TCW’s parent company.

Other Plans and Compensation Vehicles.  Portfolio managers may also elect to participate in the applicable TCW Group’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

Ownership of Fund Shares.  As of June 30, 2026, MetWest’s portfolio managers did not beneficially own any shares of the New Covenant Income Fund.

Other Accounts.  As of June 30, 2026, MetWest’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies				Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)
Bryan Whalen, CFA	27		$72,144.2		28		$9,192.8		184		$64,611.6
	0		$0		3	*	$469.6		9	*	$4,654.3
Jerry Cudzil	29		$70,699.7		36		$14,382.0		158		$54,781.9
	0		$0		10	*	$3,997.2		7	*	$4,440.0
Ruben Hovhannisyan, CFA	25		$70,024		21		$7,316.7		139		$43,642.5
	0		$0		1	*	$205.1		7	*	$4,440.0
*
These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest.  TCW’s conflict of interest management is multi-layered, starting with comprehensive policies, procedures, and a detailed conflicts matrix. Oversight is exercised through committee review, pre-clearance of personal trading, and annual reviews to identify, avoid, or mitigate conflicts. TCW’s Code of Ethics (the “Code”) establishes restrictions and reporting requirements to address both actual and apparent conflicts, covering account activity, trade pre-clearance, and timely filings such as the Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report, and Annual Certificate of Compliance. These controls ensure transparency and reinforce ethical conduct across TCW’s products and businesses.

Additionally, the Code covers insider trading, anti-corruption, outside business interests, political activities and contributions, confidentiality, and whistleblower protections. These provisions are designed to systematically address potential conflicts of interest, reinforce ethical standards, and support a fair environment where risks related to employee actions, external influences, and sensitive information are minimized. By applying these policies throughout the organization, TCW further strengthens its commitment to integrity and responsible business practices.

Conflicts can arise during account and investment vehicle management, possibly favoring certain accounts or affecting portfolio manager compensation. TCW’s policies ensure that investment opportunities are allocated fairly and equitably. Committees review portfolio management, trading, and brokerage practices, including performance dispersion, allocation dispersion, cross trades, and fees. These reviews address side-by-side management issues and promote impartiality and transparency. TCW’s approach strives to treat all clients with consistency and fairness, regardless of the complexity or number of accounts or vehicles being managed.

The Equity and Fixed Income Trading and Allocation Committees oversee trading and investment allocations, resolving issues related to side-by-side management and establishing fairness for every client. The Portfolio Analytics Committee reviews investment strategies, evaluates risk analytics, and updates performance benchmarks. In addition, this committee supervises compliance with Global Investment Performance Standards (GIPS®), ensuring TCW’s practices are consistent, reliable, and aligned with industry best practices. By maintaining rigorous standards and ongoing oversight, TCW upholds its commitment to transparency and client equity.

Parametric

Compensation.  SIMC pays Parametric a fee based on the assets under management of the Equity Fund as set forth in an investment sub-advisory agreement between Parametric and SIMC. Parametric pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Equity Fund. The following information relates to the period ended June 30, 2026.

Compensation Structure.  Parametric believes that its compensation packages, which are described below, are adequate to attract and retain high-caliber professional employees. Please note that compensation for investment professionals is not based directly on investment performance or assets managed, but rather on the overall performance of responsibilities. In this way, the interests of portfolio managers are aligned with the interests of investors without providing incentive to take undue or insufficient investment risk. It also removes a potential motivation for fraud. Parametric is a subsidiary of Morgan Stanley. Violations of Parametric’s or Morgan Stanley’s policies would be a contributing factor when evaluating an employee’s discretionary bonus.

Compensation of Parametric employees has three primary components:

•
Base salary
•
Discretionary bonus
°
This bonus may be paid in cash, or for those who meet the eligibility for deferred compensation, may be paid in a combination of cash and deferred awards that may include Morgan Stanley restricted stock.
°
Deferred awards vest after three years.

Parametric employees also receive certain retirement, insurance and other benefits that are broadly available to Morgan Stanley employees. Compensation of employees is reviewed on an annual basis. Considerations for adjustments in base salary and bonuses are typically paid and/or put into effect at, or shortly after, the firm’s fiscal year-end.

The firm also maintains the following arrangements:

•
Employment contracts for key investment professionals and senior leadership.
•
Notice and Non-Solicit agreements for Managing Directors and Executive Directors of the company.

Method to Determine Compensation.  Parametric seeks to compensate investment professionals commensurate with responsibilities and performance while remaining competitive with other firms within the investment management industry.

Compensation is also influenced by the operating performance of Parametric and Morgan Stanley. While the salaries of investment professionals are comparatively fixed, variable compensation in the form of bonuses may fluctuate from year-to-year, based on changes in financial performance and other factors. Parametric also offers opportunities to move within the organization, as well as incentives to grow within the organization by promotion.

Additionally, Parametric participates in compensation surveys that benchmark salaries against other firms in the industry. This data is reviewed, along with a number of other factors, so that compensation remains competitive with other firms in the industry.

Ownership of Fund Shares.  As of June 30, 2026, Parametric’s portfolio managers did not beneficially own any shares of the Equity Fund.

Other Accounts.  As of June 30, 2026, in addition to the Equity Fund, Parametric’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Jennifer Mihara	70		$47,982.68	5	$726.0	166,218	$431,885.98
Jennifer Sireklove	6		$15,643.58	4	$577.65	166,218	$431,885.98
Rob Osborne	15		$26,555.34	0	$0	166,209	$428,103.27

No account listed above is subject to a performance-based advisory fee.

Please note that at Parametric, accounts are managed on a team basis. Jennifer Sireklove, Jennifer Mihara and Rob Osborne are responsible for the management of the Equity Fund in accordance with the guidelines and restrictions as defined in the Prospectus. Under their supervision and direction are portfolio management teams consisting of Senior Portfolio Managers and Portfolio Managers, who are tasked with the day-to-day management of accounts.

Conflicts of Interest.  Parametric is a wholly-owned subsidiary of Morgan Stanley, a global financial institution that provides a broad spectrum of investment banking and financial services. Parametric and its affiliates advise other clients and investment funds with a wide variety of investment objectives that may in some instances overlap or conflict with the Funds’ investment objectives and present conflicts of interest. Parametric may face conflicts in the allocation of investment opportunities among the Funds and other clients. Parametric may have incentives to favor one account over another, such as if one client pays higher management fees. Additionally, Parametric and its affiliates may invest their own assets in an investment opportunity that falls within the Funds’ investment objectives, which may reduce the number of investment opportunities available to the Fund. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, Parametric has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of Parametric, including the Funds, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duty of Parametric.

Parametric and its affiliates may invest in different classes of securities of the same issuer. As a result, Parametric and its affiliates, at times, will seek to satisfy fiduciary obligations to certain clients owning one class of securities of a particular issuer by pursuing or enforcing right on behalf of those clients with respect to such class of securities, and those activities may have an adverse effect on another client which owns a different class of securities of such issuer. For example, if one client holds debt securities of an issuer and another client holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, Parametric and its affiliates may seek a liquidation of the issuer on behalf of the client that holds the debt securities, whereas the client holding the equity securities may benefit from a reorganization of the issuer. Thus, in such situations, the actions taken by Parametric or its affiliates on behalf of one client can negatively impact securities held by another client. In addition, Parametric or its affiliates may invest in or advise a company that is or becomes a competitor of a company held by the Funds. Such investment could create a conflict between the Funds on the one hand, and Parametric and its affiliates and their clients on the other hand.

Parametric and its affiliates may give advice and recommend securities to other clients and their own accounts which may differ from advice given to, or securities recommended be bought for, the Fund even though such other clients’ investment objectives may be similar to those of the Fund. Additionally, certain securities or instruments may be held in some client accounts, including the Funds but not in others, or client accounts may have different levels of holdings in certain securities or instruments. In addition, Parametric and its affiliates manage long and short portfolios. The simultaneous management of long and short portfolios creates conflicts of interest in that a short sale activity could adversely affect the market value of long positions in one or more portfolios (and vice versa). Parametric and its affiliates maintain separate trading desks that operate independently of each other and do not share information with each other. These desks may compete against each other when implementing buy and sell transactions, possibly causing certain accounts of Parametric and its affiliates to pay more or receive less for a security than other client accounts.

Parametric and its affiliates may from time-to-time receive confidential or material non-public information regarding an investment and may be limited in its ability to utilize such information or to transact in such securities, potentially adversely affecting the Funds. Parametric and its affiliates may be precluded from sharing such information with each other or with its investment team. In addition, Parametric may, in certain instances, be required to aggregate its holdings with its affiliates, potentially causing Parametric to refrain from making investments due to position limit restrictions. Parametric and its affiliates have sought to limit the impact of these potential restrictions by establishing certain information barriers and other policies which limit the sharing of information between different groups within Morgan Stanley.

In the course of its business, Morgan Stanley engages in activities where Morgan Stanley’s interest or the interests of its clients may conflict with the interests of Parametric’s clients, including the Funds. Morgan Stanley engages in investment banking and broker-dealer activities. This may create conflicts of interests between those activities and the Funds. For example, Morgan Stanley’s provision of financial advice to issuers of securities held by the Funds regarding matters such as mergers, acquisitions, restructurings or financings may impact the price of such securities. Morgan Stanley will also publish research and analysis which may impact the price of securities held by the Funds. Activities conducted by Morgan Stanley may affect Parametric’s ability to transact in certain securities from time-to-time.

All of the transactions and activities described above involve the potential for conflicts of interest between Parametric, its affiliates, and their clients. The Advisers Act, 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. Parametric has instituted policies and procedures, including a code of ethics, designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. Parametric seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client. For more information about these and other conflicts of interest of Parametric, please see Parametric’s Form ADV Part 2A.

DISTRIBUTION AND SHAREHOLDER SERVICING

General.  SEI Investments Distribution Co. (the “Distributor”) serves as each Fund’s distributor. The Distributor, a wholly owned subsidiary of SEI, has its principal business address at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Distribution Agreement.  The Distributor serves as each Fund’s Distributor pursuant to a distribution agreement (the “Distribution Agreement”) with the Trust. The Distribution Agreement shall be reviewed and ratified at least annually by: (i) either the vote of a majority of the Trustees of the Trust, or the vote of a majority of the outstanding voting securities of the Trust; and (ii) the vote of a majority of those Trustees of the Trust who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval. The terms “vote of a majority of the outstanding voting securities” and “interested persons” shall have the respective meanings specified in the 1940 Act. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Fund on not less than 60 days’ notice by the Trust’s Trustees, by vote of a majority of the outstanding shares of such Fund or by the Distributor.

Shareholder Service Plan.

Pursuant to a Shareholder Service Plan (the “Shareholder Service Plan”), the Equity and Income Funds are authorized to pay service providers a fee in connection with the ongoing servicing of shareholder accounts at the annual rate of up to 0.10% of the value of the average daily net assets of the Funds, calculated daily and payable monthly.

Under the Shareholder Service Plan, the Distributor may perform, or may compensate other service providers for performing, the following shareholder services: maintaining client accounts; responding to client inquiries concerning their investment in shares and services performed by the Distributor or any service provider; assisting clients in changing dividend options, account designations and addresses; providing sub-accounting with respect to shares beneficially owned by clients; providing information periodically to clients showing their positions in shares; forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to clients; processing purchase, exchange and redemption requests from clients and placing such orders with a Fund or its service providers; processing dividend payments from a Fund on behalf of its clients; and providing such other similar services as a Fund may, through the Distributor, reasonably request to the extent that the service provider is permitted to do so under applicable laws or regulations.

Pursuant to its authority under the Shareholder Service Plan, the Distributor has further entered into a shareholder service agreement with New Covenant Trust Company, N.A. (“NCTC”) to provide certain shareholder services to the Funds and clients who may beneficially own Fund shares, including: responding to inquiries from clients concerning their investments in Fund shares; responding to client inquiries relating to the services performed by the Distributor or any other service provider; assisting clients in changing account options, account designations and addresses; maintaining, or assisting the Trust in maintaining, accounts relating to clients that invest in Fund shares; providing information periodically to clients showing their positions in Fund shares; forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to clients; and providing such other similar services as the Trust, through the Distributor, may reasonably request to the extent that NCTC is permitted to do so under applicable laws or regulations.

Distribution Expenses Incurred by Adviser.  The Funds may be sold through independent registered investment advisers, financial planners, bank trust departments and other financial advisors (“Financial Advisors”) who provide their clients with advice and services in connection with their investments in the SEI Funds. SEI Funds are typically combined into complete investment portfolios and strategies using asset allocation techniques to serve investor needs. In connection with its distribution activities, SIMC and its affiliates may provide Financial Advisors, without charge, asset allocation models and strategies, custody services, risk assessment tools and other investment information and services to assist the Financial Advisors in providing advice to investors.

SIMC may hold conferences, seminars and other educational and informational activities for Financial Advisors for the purpose of educating Financial Advisors about the Funds and other investment products offered by SIMC or its affiliates. SIMC may pay for lodging, meals and other similar expenses incurred by Financial Advisors in connection with such activities. SIMC also may pay expenses associated with joint marketing activities with Financial Advisors, including, without limitation, seminars, conferences, client appreciation dinners, direct market mailings and other marketing activities designed to further the promotion of the Funds. In certain cases, SIMC may make payments to Financial Advisors or their employers in connection with their solicitation or referral of investment business, subject to any regulatory requirements for disclosure to and consent from the investor. All such marketing expenses and solicitation payments are paid by SIMC or its affiliates out of their past profits or other available resources and are not charged to the Funds.

Many Financial Advisors may be affiliated with broker-dealers. SIMC and its affiliates may pay compensation to broker-dealers or other financial institutions for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the firm’s associated Financial Advisors and their customers, placing the Funds on the firm’s preferred or recommended fund list, granting the Distributor access to the firm’s associated Financial Advisors, providing assistance in training and educating the firm’s personnel, allowing sponsorship of seminars or informational meetings, and furnishing marketing support and other specified services. These payments may be based on the average net assets of SEI Funds attributable to that broker-dealer, gross or net sales of SEI Funds attributable to that broker-dealer, a negotiated lump sum payment or other appropriate compensation for services rendered.

Payments may also be made by SIMC or its affiliates to financial institutions to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. These fees may be used by the financial institutions to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The payments discussed above may be significant to the financial institutions receiving them and may create an incentive for the financial institutions or their representatives to recommend or offer shares of the SEI Funds to their customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources.

Although the Funds may use broker-dealers that sell Fund shares to effect transactions for a Fund’s portfolio, the Funds, SIMC and the Funds’ Sub-Advisers will not consider the sale of Fund shares as a factor when choosing broker-dealers to effect those transactions and will not direct brokerage transactions to broker-dealers as compensation for the sales of Fund shares.

SECURITIES LENDING ACTIVITY

During the most recent fiscal year, the Funds did not engage in securities lending.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities.  The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as SIMC, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify risks, to lessen the probability of their occurrence and/or to mitigate the effects of such risks if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., SIMC is responsible for the investment performance of the Funds and, along with the Board, is responsible for the oversight of the Funds’ Sub-Advisers, which, in turn, are responsible for the day-to-day management of the Funds’ portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a Fund, at which time SIMC presents the Board with information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, each Sub-Adviser and SIMC provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer (“CCO”), as well as personnel of SIMC and other service providers such as the Funds’ independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and Sub-Advisers and receives information about those services at its regular meetings. In addition, in connection with its consideration of whether to annually renew the Advisory Agreement between the Trust, on behalf of the Funds, and SIMC and the various Sub-Advisory Agreements between SIMC and the Sub-Advisers with respect to the Funds, the Board annually meets with SIMC and, at least every three years, meets with the Sub-Advisers to review such services. Among other things, the Board regularly considers the Sub-Advisers’ adherence to the Funds’ investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations.

The Trust’s CCO regularly reports to the Board to review and discuss compliance issues and Fund, Adviser and Sub-Adviser risk assessments. At least annually, the Trust’s CCO provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and Sub-Advisers. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Valuation Designee and the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Valuation

Designee provides quarterly reports to the Board concerning investments for which market prices are not readily available or may be unreliable. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of financial statement risk encountered by the Funds and noting any significant deficiencies or material weaknesses that were identified in the Funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with SIMC, the Sub-Advisers, the CCO, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through SIMC, the Sub-Advisers and the Funds’ other service providers, each of which has an independent interest in risk management and each of which has policies and methods by which one or more risk management functions are carried out. These risk management policies and methods may differ in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board.  There are ten members of the Board, eight of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Robert A. Nesher, an interested person of the Trust, serves as Chairman of the Board. James M. Williams, an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority of the Board, the amount of assets under management in the Trust and the number of Funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

The Board of Trustees has three standing committees: the Audit Committee, the Governance Committee and the Compliance and Operations Committee. The Audit Committee, Governance Committee and the Compliance and Operations Committee are each chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board of Trustees has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Williams, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates dealings and communications between the independent Trustees and management, and among the independent Trustees; and (v) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust, the year in which the Trustee was elected, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. There is no stated term of office for the Trustees of the Trust. However, each Trustee who is not an interested person of the Trust must retire from the Board by the end of the calendar year in which the Trustee attains the age of 75 years. Current members of the Board may, upon the unanimous vote of the Governance Committee and a majority vote of the full Board, continue to serve on the Board for a maximum of five successive one calendar year terms after attaining the age of 75 years. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Interested Trustees.

ROBERT A. NESHER (Born: 1946)—Chairman of Board of Trustees* (since 2012)—President and Chief Executive Officer of the Trust since 2012. SEI employee since 1974; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Alternative Income Fund and SEI Carlyle Private Markets Fund. President, Chief Executive Officer and Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020. Vice Chairman of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2018. Vice Chairman of Gallery Trust from 2015 to 2018. Vice Chairman of Winton Diversified Opportunities Fund from 2014 to 2018. Vice Chairman of The Advisors’ Inner Circle Fund III from 2014 to 2018. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust from 1989 to 2016. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, from 2007 to 2013.

DENNIS J. MCGONIGLE (Born: 1960) Trustee* (since 2024)—Adviser to SEI Investments Company, Inc. since April 2024. Trustee/Director of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Alternative Income Fund and SEI Carlyle Private Markets Fund. Chief Financial Officer of SEI Investments Company, Inc. from 2002 to April 2024. Executive Vice President of SEI Investments Company, Inc. from 1996 to 2024. Business Manager and Product Manager of SEI Investments Company, Inc. from 1985 to 1998. Senior Auditor of Arthur Andersen and Company from 1982 to 1985.

Independent Trustees.

NINA LESAVOY (Born: 1957)—Trustee (since 2012)—Founder and Managing Director, Avec Capital (strategic fundraising firm), since April 2008. Trustee/Director of SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Alternative Income Fund and SEI Carlyle Private Markets Fund. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Managing Director, Cue Capital (strategic fundraising firm) from March 2002 to March 2008.

JAMES M. WILLIAMS (Born: 1947)—Trustee (since 2012)—Retired since June 2024. Vice President and Chief Investment Officer, J. Paul Getty Trust, Non Profit Foundation for Visual Arts, from December 2002 to June 2024. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI

*
Messrs. Nesher and McGonigle are Trustees deemed to be “interested” persons (as that term is defined in the 1940 Act) of the Fund by virtue of their relationships with SEI.

Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Alternative Income Fund and SEI Carlyle Private Markets Fund. Trustee/Director of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Liquid Asset Trust from 2004 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. President of Harbor Capital Advisors and Harbor Mutual Funds from 2000 to 2002. Manager of Pension Asset Management for Ford Motor Company from 1997 to 1999.

SUSAN C. COTE (Born: 1954)—Trustee (since 2015)—Retired since July 2015. Trustee/Director of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Alternative Income Fund and SEI Carlyle Private Markets Fund. Trustee of SEI Insurance Products Trust from 2015 to 2020. Treasurer and Chair of Finance of the Investment and Audit Committee of the New York Women’s Foundation from 2012 to 2017. Member of the Ernst & Young LLP Retirement Investment Committee from 2009 to 2015. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006 to 2015. Partner of Ernst & Young LLP from 1997 to 2015. Americas Director of Asset Management of Ernst & Young LLP from 2006 to 2013. Employee of Prudential from 1983 to 1997.

JAMES B. TAYLOR (Born: 1950)—Trustee (since 2018)—Retired since December 2017. Trustee/Director of SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Alternative Income Fund and SEI Carlyle Private Markets Fund. Trustee of SEI Insurance Products Trust from 2018 to 2020. Chief Investment Officer, Georgia Tech Foundation from 2008 to 2017. Director, Assistant Vice President, and Chief Investment Officer, Delta Air Lines from 1983 to 2007. Member of the Investment Committee of Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer for Southern Benefits Conference from 1998 to 2000.

CHRISTINE REYNOLDS (Born: 1958)—Trustee (since 2019)—Retired since December 2016. Trustee/Director of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Alternative Income Fund and SEI Carlyle Private Markets Fund. Member of the Massachusetts Fiscal Alliance Board since 2026. Trustee of SEI Insurance Products Trust from 2019 to 2020. Executive Vice President at Fidelity Investments from 2014 to 2016. President at Fidelity Pricing and Cash Management Services (“FPCMS”) and Chief Financial Officer of Fidelity Funds from 2008 to 2014. Chief Operating Officer of FPCMS from 2007 to 2008. President, Treasurer at Fidelity Funds from 2004 to 2007. Anti-Money Laundering Officer at Fidelity Funds in 2004. Executive Vice President at Fidelity Funds from 2002 to 2004. Audit Partner at PricewaterhouseCoopers from 1992 to 2002.

THOMAS MELENDEZ (Born: 1959)—Trustee (since 2024)—Retired since April 2019. Trustee/Director of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Exchange Traded Funds, SEI Catholic Values Trust, SEI Alternative Income Fund and SEI Carlyle Private Markets Fund. Member of the Independent Directors Council Governing Board since 2026. Trustee of Boston Children’s Hospital, The Partnership Inc. (non-profit organizations) and Brae Burn Country Club. Investment Officer and Institutional Equity Portfolio Manager at MFS Investment Management from 2002 to 2019. Director of Emerging Markets Group, General Manager of Operations in Argentina and Portfolio Manager for Latin America at Schroders Investment Management from 1994 to 2002.

KIMBERLY WALKER (Born: 1958)—Trustee (since 2024)—General Partner at 1809 Capital since 2022. Trustee/Director of SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Alternative Income Fund and SEI Carlyle Private Markets Fund. Advisory Committee Member of NISA Investment Advisors

since 2018. Chief Investment Officer of Washington University in St. Louis from 2006 to 2016. President of Qwest Asset Management Company from 1998 to 2006. Director of Equity Strategy for General Motors Corporation from 1994 to 1998.

ELI POWELL NIEPOKY (Born: 1966)—Trustee (since 2024)—Treasurer of The Robert W. Woodruff Foundation since May 2021. Trustee/Director of SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Alternative Income Fund and SEI Carlyle Private Markets Fund. Vice President and Chief Investment Officer of Berman Capital Advisors from March 2018 to May 2021. Independent Consultant from January 2017 to February 2018. Principal and Chief Investment Officer of Diversified Trust Company from January 2003 to April 2015. Information Analyst and Director of Delta Air Lines from January 1990 to December 2002.

Individual Trustee Qualifications.  The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as Trustee of the SEI Funds Complex since 1989.

The Trust has concluded that Mr. McGonigle should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, his knowledge of the financial services industry, and the experience he gained serving as a director on various company boards.

The Trust has concluded that Ms. Lesavoy should serve as Trustee because of the experience she gained as a Director of several private equity fundraising firms and marketing and selling a wide range of investment products to institutional investors, her experience in and knowledge of the financial services industry, and the experience she has gained serving as Trustee of the SEI Funds Complex since 2003 and the various SEI Trusts’ Governance Chair since 2014.

The Trust has concluded that Mr. Williams should serve as Trustee because of the experience he gained as Chief Investment Officer of a non-profit foundation, the President of an investment management firm, the President of a registered investment company and the Manager of a public company’s pension assets, his experience in and knowledge of the financial services industry, and the experience he has gained serving as Trustee of the SEI Funds Complex since 2004.

The Trust has concluded that Ms. Cote should serve as Trustee because of her education, knowledge of financial services and investment management, and the experience she has gained as a partner at a major accounting firm, where she served as both the Global Asset Management Assurance Leader and the Americas Director of Asset Management, and other professional experience gained through her prior employment and directorships.

The Trust has concluded that Mr. Taylor should serve as Trustee because of his education, knowledge of financial services and investment management, and the experience he has gained as a Chief Investment Officer at an endowment of a large university, and other professional experience gained through his prior employment and leadership positions.

The Trust has concluded that Ms. Reynolds should serve as Trustee because of the experience she has gained in her various roles with Fidelity, which she joined in 2002, including Chief Financial Officer of Fidelity Funds, her experience as a partner of a major accounting firm, and her experience in and knowledge of the financial services industry.

The Trust has concluded that Mr. Melendez should serve as Trustee because of the experience he has gained as an executive and portfolio manager of an investment management firm, his experience in and knowledge of the financial services industry, and other professional experience gained through his prior employment and leadership positions.

The Trust has concluded that Ms. Walker should serve as Trustee because of her extensive knowledge of institutional asset management, experience she gained serving as Chief Investment Officer of a large university, and other professional experience gained through her prior employment.

The Trust has concluded that Ms. Niepoky should serve as Trustee because of her education, her knowledge of public and private markets gained through her institutional and private wealth management roles, and her other professional experience.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. Moreover, references to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of, or reflect any conclusion that, the Board or any Trustee has any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board Standing Committees.  The Board has established the following standing committees:

•
Audit Committee.  The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Trust’s independent auditor and whether to terminate this relationship; (ii) reviewing the independent auditor’s compensation, the proposed scope and terms of its engagement and the firm’s independence; (iii) pre-approving audit and non-audit services provided by the Trust’s independent auditor to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent auditor and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent auditor’s opinion, any related management letter, management’s responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent auditor that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent auditor and the Trust’s senior internal accounting executive, if any, the independent auditor’s report on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with the Trust’s independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements; and (ix) other audit related matters. In addition, the Audit Committee is responsible for the oversight of the Trust’s compliance program. Messrs. Williams, Taylor and Melendez and Mses. Lesavoy, Cote, Reynolds, Niepoky and Walker currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the Trust’s most recently completed fiscal year.
•
Governance Committee.  The Board has a standing Governance Committee that is composed of each of the Independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of “interested” (as that term is defined under the 1940 Act) Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance

Committee at the applicable Trust’s offices. Messrs. Williams, Taylor and Melendez and Mses. Lesavoy, Cote, Reynolds, Niepoky and Walker currently serve as members of the Governance Committee. The Governance Committee shall meet at the direction of its Chair as often as appropriate to accomplish its purpose. In any event, the Governance Committee shall meet at least once each year and shall conduct at least one meeting in person. The Governance Committee met four (4) times during the Trust’s most recently completed fiscal year.

•
Compliance and Operations Committee.  The Board has a standing Compliance and Operations Committee that is composed of each of the Independent Trustees of the Trust. The Compliance and Operations Committee operates under a written charter approved by the Board. The principal responsibilities of the Compliance and Operations Committee include: (i) serving as a liaison between the Board and the Trust’s Chief Compliance Officer; (ii) recommending policies and procedures concerning the Trust’s compliance with applicable law; (iii) reviewing the Chief Compliance Officer’s procedures for compliance testing plans; (iv) coordinating the Board’s approval of the Chief Compliance Officer’s compensation; and (v) coordinating with SIMC’s chief compliance officer and chief risk officer on material compliance and operations matters. Messrs. Williams, Taylor and Melendez and Mses. Lesavoy, Cote, Reynolds, Niepoky and Walker currently serve as members of the Compliance and Operations Committee. The Compliance and Operations Committee shall meet at the direction of its Chair as often as appropriate to accomplish its purpose. In any event, the Compliance and Operations Committee shall meet at least once each year and shall conduct at least one meeting in person. The Compliance and Operations Committee met seven (7) times during the Trust’s most recently completed fiscal year.

Fund Shares Owned by Board Members.  The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a‑1(a)(2) under the Securities and Exchange Act of 1934 (the “1934 Act”). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)*	Aggregate Dollar Range of Shares (Fund Complex)*†
Interested
Mr. Nesher	None	Over $100,000
Mr. McGonigle	None	Over $100,000
Independent
Ms. Lesavoy	None	Over $100,000
Mr. Williams	None	Over $100,000
Ms. Cote	None	Over $100,000
Mr. Taylor	None	Over $100,000
Ms. Reynolds	None	Over $100,000
Mr. Melendez	None	Over $100,000
Ms. Walker	None	None
Ms. Niepoky	None	$10,001-$50,000
*
Valuation date is December 31, 2025.
†
The Fund Complex currently consists of 107 portfolios of the following trusts: SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund, LP, SEI Alternative Income Fund and SEI Carlyle Private Markets Fund.

Board Compensation.  The Trust and the Fund Complex paid the following fees to the Trustees during its most recently completed fiscal year.

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex
Interested
Mr. Nesher	$0		$0	$0	$0
Mr. McGonigle	$0		$0	$0	$0
Independent
Ms. Lesavoy	$4,350		$0	$0	$347,500
Mr. Williams	$4,788		$0	$0	$382,500
Ms. Cote	$4,585		$0	$0	$366,250
Mr. Taylor	$4,350		$0	$0	$347,500
Ms. Reynolds	$4,663		$0	$0	$372,500
Mr. Melendez	$4,663		$0	$0	$372,500
Ms. Walker	$4,350		$0	$0	$347,500
Ms. Niepoky	$4,350		$0	$0	$347,500

Trust Officers.  Set forth below are the names, years of birth, position with the Trust and the principal occupations for the last five years of each of the persons currently serving as officers of the Trust. There is no stated term of office for officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. None of the officers, except for Stephen Panner, the CCO of the Trust, receives compensation from the Trust for his or her services. The Trust’s CCO serves in the same capacity for the other SEI trusts included in the Fund Complex, and the Trust pays its pro rata share of the aggregate compensation payable to the CCO for his services.

Certain officers of the Trust also serve as officers to one or more mutual funds for which SEI or its affiliates act as investment adviser, administrator or distributor.

The officers of the Trust have been elected by the Board. Each officer shall hold office until the election and qualification of his or her successor, or until earlier resignation or removal.

ROBERT A. NESHER (Born: 1946)—President and Chief Executive Officer (since 2012)—See biographical information above under the heading “Interested Trustees.”

TIMOTHY D. BARTO (Born: 1968)—Vice President, Secretary and Chief Legal Officer (since 2012)—General Counsel and Secretary of SIMC since 2004. Vice President and Assistant Secretary of SEI since 2001. Vice President of SIMC since 1999. Vice President and Secretary of SEI Institutional Transfer Agent, Inc. from 2009 to 2024. Vice President of the Administrator from 1999 to 2024.

GLENN R. KURDZIEL (Born: 1974)—Controller and Chief Financial Officer (since 2023)—Controller and Chief Financial Officer of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Catholic Values Trust, SEI Exchange Traded Funds and SEI Alternative Income Fund since August 2023. Controller and Chief Financial Officer of SEI Carlyle Private Markets Fund since 2026. Assistant Controller of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust from 2017 to 2023. Assistant Controller of SEI Exchange Traded Funds from 2022 to 2023. Senior Manager of Funds Accounting of SEI Investments Global Funds Services from 2005 to 2023.

STEPHEN G. MACRAE (Born: 1967)—Vice President (since 2012)—Director of Global Investment Product Management, January 2004 to present. Vice President of SEI Insurance Products Trust from 2013 to 2020.

STEPHEN F. PANNER (Born: 1970)—Chief Compliance Officer (since 2022)—Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, Adviser Managed Trust, SEI Catholic Values

Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Wilshire Private Assets Fund, Wilshire Private Assets Master Fund and Catholic Responsible Investments Funds since September 2022. Chief Compliance Officer of SEI Alternative Income Fund since 2023. Chief Compliance Officer of SEI Carlyle Private Markets Fund since 2026. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

DAVID F. MCCANN (Born: 1976)—Vice President and Assistant Secretary (since 2012)—General Counsel and Secretary of SEI Institutional Transfer Agent, Inc. from 2020 to 2023. Vice President and Assistant Secretary of SIMC since 2008. Vice President and Assistant Secretary of SEI Insurance Products Trust from 2013 to 2020. Attorney at Drinker Biddle & Reath, LLP (law firm) from May 2005 to October 2008.

MARCI M. MORGAN (Born: 1971)—Anti-Money Laundering Compliance Officer (since 2025)—Director of Anti-Money Laundering Compliance at SEI since May 2025. Director of Global Due Diligence at SEI from October 2023 to May 2025. Vice President of Regulatory Management at BNY Mellon Investment Servicing (formerly PNC Global Investment Servicing) from December 2001 to January 2006 and from April 2010 to February 2023.

PROXY VOTING POLICIES AND PROCEDURES

The Funds have engaged New Covenant Trust Company, NA (“NCTC”) to vote proxies in it absolute discretion after taking into consideration the best interests of the shareholders of the Funds and the Funds themselves consistent with the socially responsible policies of the General Assembly of the Presbyterian Church (U.S.A).

NCTC has elected to retain an independent proxy voting service (the “Service”) to vote proxies with respect to the Funds in accordance with Proxy Voting Guidelines (the “Guidelines”) approved by NCTC’s Proxy Voting Committee (the “Committee”). The Guidelines set forth the manner in which NCTC will vote on matters that may come up for shareholder vote. The Service will review each matter on a case-by-case basis and vote the proxies in accordance with the Guidelines.

Proxy votes generally will be cast in favor of proposals that:

1)

maintain or strengthen the shared interests of shareholders and management;
2)

increase shareholder value;
3)

maintain or increase shareholder influence over the issuer’s board of directors and management;
4)

maintain or increase the rights of shareholders;
5)

are consistent with the socially responsible policies of the Presbyterian Church (U.S.A.); and
6)

maintain or enhance the integrity and oversight of the corporation and its public reporting.

Proxy votes generally will be cast against proposals having the opposite effect.

Prior to voting a proxy, the Service makes available to NCTC its recommendation on how to vote in light of the Guidelines. NCTC retains the authority to overrule the Service’s recommendation on any specific proxy proposal and to instruct the Service to vote in a manner determined by the Committee. Before doing so, the Committee will determine whether NCTC may have a material conflict of interest regarding the proposal. If the Committee determines that NCTC has such a material conflict, NCTC shall instruct the Service to vote in accordance with the Service’s recommendation unless NCTC, after full disclosure to the Fund of the nature of the conflict, obtains the Fund’s consent to vote on the proposal.

With respect to proxies of an affiliated investment company or series thereof, such as the SEI Funds, the Committee will vote such proxies in the same proportion as the vote of all other shareholders of the investment company or series thereof (i.e., “echo vote” or “mirror vote”).

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 877‑835‑4531; (ii) on the Funds’ website at http://www.NewCovenantFunds.com; and (iii) on the SEC’s website at http://www.sec.gov.

PURCHASE AND REDEMPTION OF SHARES

NAV.  Shares of each Fund may be purchased at NAV. The NAV per share of each Fund is calculated by adding the value of securities and other assets of that Fund, subtracting liabilities and dividing by the number of its outstanding shares. Each Fund’s share price will be determined at the close of regular trading hours of the New York Stock Exchange, normally 4:00 p.m., Eastern Time. Fund securities may be traded on foreign markets on days other than a Business Day or the NAV of a Fund may be computed on days when such foreign markets are closed. In addition, foreign markets may close at times other than 4:00 p.m. Eastern Time. As a consequence, the NAV of a share of a Fund may not reflect all events that may affect the value of the Fund’s foreign securities unless the Adviser determines that such events materially affect NAV, in which case NAV will be determined by consideration of other factors. Orders received by the transfer agent after 4:00 p.m., will be confirmed at the next business day’s price.

Valuation.  The Trust’s Board of Trustees has designated SIMC as the Valuation Designee for the Funds pursuant to Rule 2a‑5 under the 1940 Act (the “Rule”). The Valuation Designee has the responsibility for the fair value determination with respect to all Fund investments that do not have readily available market quotations or quotations that are no longer reliable. SIMC, in furtherance of the Board’s designation, has appointed a committee of SIMC persons to function as the Valuation Designee (the “Committee”) and has established a Valuation and Pricing Policy to implement the Rule and the Funds’ Valuation and Pricing Policy (together with SIMC’s Valuation and Pricing Policy, the “Fair Value Procedures”).

The Fair Value Procedures provide that any change in a primary third party pricing agent (a “Pricing Service”) or a pricing methodology for investments with readily available market quotations requires prior approval by the Board. However, when the change would not materially affect the valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of a Fund’s existing Pricing Service or pricing methodology, ratification may be obtained at the next regularly scheduled meeting of the Board. A change in a Pricing Service or a material change in a pricing methodology for investments with no readily available market quotations will be reported to the Board by the Committee in accordance with certain requirements.

Redemptions in Kind.  The Trust reserves the right to pay redemptions in-kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f‑1 under the 1940 Act, the Trust may limit the amount of redemption proceeds paid in cash with respect to each shareholder during any 90-day period to the lesser of (i) $250,000 or (ii) 1% of the NAV of a Fund at the beginning of such period. In the case of requests for redemptions in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency, or any time a cash distribution would impair the liquidity of the Funds to the detriment of the existing shareholders. If the recipient later sold such securities, a brokerage charge might be incurred. A gain or loss for federal income tax purposes would be realized by a shareholder subject to taxation upon an in-kind redemption depending upon the shareholder’s basis in the shares of the Fund redeemed.

Suspension of Redemptions.  The right of redemption may be suspended or the date of payment postponed during (a) any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted, (b) any period in which an emergency exists as determined by the SEC so that disposal of a Fund’s investments or determination of its NAV is not reasonably practicable, or (c) such other periods as the SEC by order may permit to protect the Funds’ shareholders.

Exchange of Shares.  An exchange is effected by redemption of shares of one Fund and the issuance of shares of another Fund. With respect to an exchange among the Funds, a capital gain or loss for Federal income tax purposes will be realized upon the exchange, depending upon the cost, other basis of the shares redeemed, and your tax status. The exchange privilege is not designed for use in connection with short-term trading or market-timing strategies. The exchange privilege may be terminated or suspended or its terms changed at any time, subject to 60 days’ prior notice.

Telephone Instructions.  Neither the Trust nor any of its service providers will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use procedures that are considered reasonable. You assume the risk to the full extent of your accounts that telephone requests may be unauthorized. To the extent that the Trust fails to use reasonable procedures to verify the genuineness of telephone instructions, it and/or its service contractors may be liable for any such instructions that prove to be fraudulent or unauthorized. All telephone conversations with UBGFS as transfer agent will be recorded.

Automatic Investing.  You may authorize automatic investing through automatic withdrawals from your bank account on a regular basis. Minimum investments must be for at least $50.

Systematic Withdrawal Plan.  If you purchase or already own $5,000 or more of any Fund’s shares, valued at the NAV, and you wish to receive periodic payments from your account(s), you may establish a Systematic Withdrawal Plan (the “Plan”) by completing an application provided for this purpose. If you participate in this plan, you will receive monthly, quarterly or annual checks in the amount designated. The minimum withdrawal is $50. The amount of withdrawal may be changed at any time. Dividends and capital gain distributions on a Fund’s shares in the Plan should be reinvested in additional shares at NAV. Payments are made from proceeds derived from the redemption of Fund shares you own. With respect to the Funds, the redemption of shares may result in a gain or loss that is reportable, if you are a taxable entity.

Redemptions required for payments may reduce or use up your investment, depending upon the size and frequency of withdrawal payments and market fluctuations. Accordingly, Plan payments cannot be considered as yield or income on the investment.

UBGFS, as agent for the shareholder, may charge for services rendered beyond those normally assumed by the Funds. No such charge is currently assessed, but such a charge may be instituted by UBGFS upon notice in writing to shareholders. This Plan may be terminated at any time without penalty upon written notice by the shareholder, by the Funds, or by UBGFS.

Integrated Voice Response (“IVR”) System.  You can obtain toll-free access to account information, as well as perform certain transactions, by calling 877‑835‑4531. IVR provides share price, price change, account balances and history (i.e., last transaction, latest dividend distribution, redemptions by check during the last three months), and allows sales or exchanges of Fund shares. You may also obtain addresses (for mailing, wire and the internet), year-end information, and request Fund literature. By pressing “0”, you are able to speak to a customer service representative.

REDEMPTIONS IN-KIND

Each Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in the prospectus, except that a shareholder will at all times be entitled to aggregate cash redemptions from a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the Fund’s net assets in cash. Redemptions in excess of those amounts will normally be paid in cash, but may be paid wholly or partly by an in-kind distribution of securities. The specific security or securities to be distributed will be determined by the Fund and could include a pro-rata slice of the Fund’s portfolio or a non-pro-rata slice of the Fund’s portfolio, depending upon various circumstances and subject to any applicable laws or regulations.

Redemptions in-kind may reduce the need for a Fund to maintain cash reserves, reduce Fund transaction costs, reduce the need to sell Fund investments at inopportune times, and lower Fund capital gain recognition.

In some circumstances, a Fund, in its discretion, may accept large purchase orders from one or more financial institutions that are willing, upon redemption of their investment in the Fund, to receive their redemption in-kind rather than in cash. A Fund’s ability to pay these redemption proceeds in-kind relieves the Fund of the need to sell the securities that are distributed in-kind and incur brokerage and other transaction costs associated with such sales. As with other redemption-in-kind transactions, a Fund would enter into these transactions only when the Fund determines it to be in the Fund’s best interest to do so, and in accordance with the Fund’s applicable policies on redemptions.

With any redemption in-kind, a shareholder who receives securities through a redemption in-kind and desires to convert them to cash may incur brokerage and other transaction costs in selling the securities. Also, there may be a risk that redemption in-kind activity could negatively impact the market value of the securities distributed in-kind and, in turn, the NAV of Funds that hold securities that are being distributed in-kind. SIMC believes that the benefits to a Fund of redemptions in-kind will generally outweigh the risk of any potential negative NAV impact.

TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Prospectus. No attempt is made to present a detailed explanation of the U.S. federal, state, local or non-U.S. tax treatment of the Funds or their shareholders and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local and non-U.S. tax liabilities.

This discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein and may have a retroactive effect with respect to the transactions contemplated herein.

You are urged to consult with your own tax advisor regarding your investment in the Funds.

Qualification as a Regulated Investment Company and Taxation of the Funds.  Each Fund has elected and intends to continue to qualify to be treated as a RIC under Subchapter M of the Code so that it will eliminate or reduce to a nominal amount the U.S. federal income tax on that part of its net investment income and net realized capital gains that is timely distributed to its shareholders. In order to qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least 90% of its net investment company taxable income (which, generally includes dividends, taxable interest, and the excess, if any, of net short-term capital gain over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income (“Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of each Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (ii) at the close of each quarter of each Fund’s taxable year: (A) at least 50% of the value of each Fund’s total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of each Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that a Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for U.S. federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect, and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where a Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be subject to U.S. federal income tax at the regular corporate rate (currently 21%) without any deduction for distributions to its shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends to the extent of a Fund’s current and accumulated earnings and profits, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of each Fund as a RIC if it determines such course of action to be beneficial to shareholders.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. Thus, if a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code. For more information about the amount of capital loss carry-forwards for the most recent fiscal year, please refer to the Annual Report of the Funds.

Excise Taxes.  Notwithstanding the Distribution Requirement described above, which generally requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which a Fund paid no U.S. federal income tax). Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax but can make no assurances that such tax will be completely eliminated. For example, a Fund may receive delayed or corrected tax reporting statements from its investments that cause such Fund to accrue additional income and gains after such Fund has already made its excise tax distributions for the year. In such a situation, a Fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements. In addition, a Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

Fund Distributions.  The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a

Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Funds will be eligible for the reduced maximum tax rate to individuals currently set at 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities they hold and the Funds report the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund’s assets before it calculates the NAV) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in a Fund, such as pursuant to securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Funds receive from an underlying fund taxable as a RIC or from a REIT will be treated as qualified dividend income only to the extent so reported by such underlying fund or REIT. Certain Funds’ investment strategies may limit their ability to make distributions eligible for the reduced rates applicable to qualified dividend income.

Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Distributions of net long-term capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in such Fund. Distributions from capital gains are generally made after applying any available capital loss carryforwards.

A Fund will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual percentage of such income earned during the period of your investment in the Fund.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by such Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Certain Funds’ investment strategies may limit their ability to make distributions eligible for the dividends received deduction for corporate shareholders.

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

A dividend or distribution received shortly after the purchase of shares reduces the NAV of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the NAV of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment, though taxable to the shareholder in the same manner as other dividends or distributions.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).

Net Investment Income Tax.  U.S. individuals (other than individuals that are married but filing a separate return) with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

Sale, Exchange or Redemption of Shares.  Assuming you hold your shares of a Fund as a capital asset, any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder will generally be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

Each Fund (or its administrative agent) must report to the IRS and furnish to shareholders the cost basis information for shares. In addition to the requirement to report the gross proceeds from the sale of its shares, each Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of its shares, each Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, each Fund will use a default cost basis method that has been communicated to you. The cost basis method elected by shareholders (or the cost basis method applied by default) for each sale of a Fund’s shares may not be changed after the settlement date of each such sale of a Fund’s shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their U.S. federal income tax returns.

Foreign Taxes.  Dividends and interest received by a Fund from foreign sources may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on a Fund’s securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of a Fund’s total assets at the close of their taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, such Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by such shareholder in computing such shareholder’s income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ U.S. federal income tax. If a Fund makes an election described in this paragraph, such Fund (or its administrative agent) will report annually to their shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If a Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by the Fund.

A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize deductions on their U.S. federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund.

Foreign tax credits, if any, received by the Fund as a result of an investment in another RIC (including an underlying fund which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a “qualified fund of funds” under the Code. If the Fund is a “qualified fund of funds” it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. The Fund will be treated as a “qualified fund of funds” under the Code if at least 50% of the value of such Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs.

To the extent the Fund invests in an underlying fund that indicates that such underlying fund intends to satisfy the tax requirements to be treated as a RIC under the Code, the Fund may be able to receive the benefits of a “qualified fund of funds” as described above. If, however, an underlying fund loses its status as a RIC under the Code, the Fund would no longer be permitted to count its investment in such underlying fund for purposes of satisfying the requirements to be a “qualified fund of funds.” In addition, an underlying fund that loses its status as a RIC would be treated as a regular corporation subject to entity level taxation prior to making any distributions to the Fund which would affect the amount, timing and character of such income distributed by an underlying fund to the Fund.

Federal Tax Treatment of Certain Fund Investments.  A Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect a Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by a Fund are treated as ordinary income or loss or capital gain or loss, accelerate the recognition of income to a Fund and/or defer such Fund’s ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by such

Fund, and may require a Fund to sell securities to mitigate the effect of these rules and prevent disqualification of a Fund as a RIC at a time when the investment advisor might not otherwise have chosen to do so.

Each Fund is required for U.S. federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code (“Section 1256 Contracts”) as of the end of the year, as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by such Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.

A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to such Fund’s shareholders for U.S. federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to U.S. federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible but is not required to do so.

REITs in which a Fund invests often do not provide complete and final tax information to the Funds until after the time that the Funds issue a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

A Fund’s transactions in foreign currencies and forward currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by such Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. Most foreign exchange gains realized on the sale of foreign stocks and securities are treated as ordinary income by the Fund. Each Fund must make certain distributions in order to qualify as a RIC and the timing of and character of transactions such as foreign currency-related gains and losses may result in a Fund paying a distribution treated as a return of capital. Such a distribution is nontaxable to the extent of the recipient’s basis in its shares. Accordingly, in order to avoid certain income and excise taxes, each Fund may be required to liquidate its investments at a time when the investment advisor might not otherwise have chosen to do so. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes.

If a Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the Distribution Requirement set forth above. Such Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Amounts included in income each year by a Fund arising from a QEF election, will be “qualifying income” under the Qualifying Income Test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.

If a Fund invests in certain positions, such as zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount or “OID” (or with market discount if a Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which will generally be prior to the receipt of the corresponding cash payments. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of a Fund, such Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that the Fund must distribute to maintain its status as a RIC and to avoid the payment of federal income tax, including the nondeductible excise tax. However, each Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may engage in short-term borrowing to satisfy distribution requirements.

A Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an OID bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless such Fund elects to include the market discount in income as it accrues as discussed above.

Certain derivative investment by the Funds may not produce qualifying income for purposes of the Qualifying Income Test described above, which must be met in order for a Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the Asset Test described above. The Funds intend to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that they are adequately diversified under the Asset Test. The Funds, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Funds’ determination of the Asset Test with respect to such derivatives.

Tax-Exempt Shareholders.  Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s and other tax-exempt entities, generally are exempt from U.S. federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”); (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC; or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts which are subject to special rules, are strongly encouraged to consult their tax advisors regarding these issues.

The Funds’ shares held in a tax-qualified retirement account will generally not be subject to U.S. federal income taxation on income and capital gains distributions from a Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their own tax advisors regarding the effect of federal, state and local taxes affecting an investment in Fund shares.

Backup Withholding.  A Fund will be required in certain cases to withhold at a rate of 24% and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien). Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Non-U.S. Shareholders.  Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the United States for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the United States for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Funds are required to withhold 30% of certain ordinary dividends they pay to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by a Fund or their agent on a valid IRS Form W‑9 or applicable series of IRS Form W‑8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Funds or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in a Fund will need to provide such Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Funds should consult their tax advisors in this regard.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax, in addition to the U.S. federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Non-U.S. investors are encouraged to consult their tax advisor prior to investing in a Fund.

Tax Shelter Reporting Regulations.  Under U.S. Treasury regulations, generally, if an individual shareholder recognizes a loss of $2 million or more or a corporate shareholder recognizes a loss of $10 million, such shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC, such as a Fund, are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes.  It is expected that each Fund will not be liable for any corporate excise, income or franchise tax in Delaware if it qualifies as a RIC for U.S. federal income tax purposes. Distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in a Fund’s shares.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are generally different for corporate shareholders.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Fund shares should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and other tax laws.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, SIMC and the Funds’ Sub-Advisers are responsible for placing orders to execute Fund transactions. In placing brokerage orders, it is the

Trust’s policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities, and the firm’s risk in positioning the securities involved. While SIMC and the Sub-Advisers generally seek reasonably competitive spreads or brokerage commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Trust will not purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, SIMC or a Sub-Adviser, as applicable, may cause the Trust to select a broker based upon brokerage or research services provided to SIMC or a Sub-Adviser. SIMC or a Sub-Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act (“Section 28(e)”) permits SIMC or a Sub-Adviser, under certain circumstances, to cause the Funds to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). In the case of research services, SIMC and the Sub-Advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Funds. In addition to agency transactions, SIMC and the Funds’ Sub-Advisers may receive brokerage and research services in connection with certain riskless principal transactions, as defined by Financial Industry Regulatory Authority Rules (“FINRA”) and in accordance with applicable SEC guidance.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information that assist in the valuation and pricing of investments. Examples of research-oriented services for which SIMC or a Sub-Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. SIMC or a Sub-Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by SIMC or a Sub-Adviser will be in addition to and not in lieu of the services required to be performed by SIMC or a Sub-Adviser under the Investment Advisory Agreements. Any advisory or other fees paid to SIMC or a Sub-Adviser are not reduced as a result of the receipt of research services.

In some cases SIMC or a Sub-Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, SIMC or a Sub-Adviser, as applicable, makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while SIMC or a Sub-Adviser will use their own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, SIMC and the Sub-Advisers face a potential conflict of interest, but SIMC and the Sub-Advisers believe that their respective allocation procedures are reasonably designed to ensure that they appropriately allocate the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide SIMC or a Sub-Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

SIMC also from time to time executes trades with the Distributor, acting as introducing broker, in connection with the transition of the securities and other assets included in a Fund’s portfolio when there is a change in Sub-Advisers in the Fund or a reallocation of assets among the Sub-Advisers. An unaffiliated third-party broker selected by SIMC or the relevant Sub-Adviser provides execution and clearing services with respect to such trades, and is compensated for such services out of the commission paid to the Distributor on the trades. All such transactions effected using the Distributor as introducing broker must be accomplished in a manner that is consistent with the Trust’s policy to achieve best net results, and must comply with the Trust’s procedures regarding the execution of Fund transactions through affiliated brokers. The Funds do not direct brokerage to brokers in recognition of, or as compensation for, the promotion or sale of Fund shares.

For the fiscal years ended June 30, 2024, 2025 and 2026, the Funds paid the following brokerage fees:

	Total $ Amount of Brokerage Commissions Paid (000)
Fund	2024	2025		2026
Equity Fund	$25		$15		$12
Income Fund	$14		$10		$4
Balanced Growth Fund	$0		$0		$0
Balanced Income Fund	$0		$0		$0

For the fiscal years ended June 30, 2024, 2025 and 2026, the Funds did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

The portfolio turnover rates for the Funds for the fiscal years ending June 30, 2025 and 2026 were as follows:

	Turnover Rate
Fund	2025	2026
Equity Fund	5%	5%
Income Fund	356%	285%
Balanced Growth Fund	8%	8%
Balanced Income Fund	7%	8%

The Trust is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Trust has acquired during its most recent fiscal year. During the fiscal year ended June 30, 2026, the Trust held the following securities:

Fund	Name of Issuer		Type	Amount (000)
Equity Fund		Jefferies LLC	Equity		$71
		J.P. Morgan Chase Bank	Equity		$7,369
		Wells Fargo	Equity		$1,507
Income Fund		Goldman Sachs Group Inc.	Debt		$808
		J.P. Morgan Chase Bank	Debt		$2,575
		UBS International Inc	Debt		$510
		Wells Fargo	Debt		$931

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A complete list of each Fund’s portfolio holdings is made publicly available on a quarterly basis through filings made with the SEC on Forms N-CSR and N-Q. The Board has approved a policy that provides that portfolio holdings may not be made available to any third party until after such information has been filed with the SEC, with limited exceptions noted below. This policy seeks to ensure that the disclosure of information regarding the Funds’ portfolio securities is in the best interest of Fund shareholders, and includes procedures to address conflicts of interest. Beginning on the day after any portfolio holdings information is filed with the SEC, such information will be delivered directly to any person that requests it, through electronic or other means.

Portfolio holdings information may be provided to independent third-party fund reporting services (e.g., Broadridge Lipper or Morningstar) for a legitimate business purpose, but will be delivered no earlier than the date such information is filed with the SEC, unless the reporting service executes a confidentiality agreement with the Trust that is satisfactory to the Trust’s officers and that provides that the reporting service will keep the information confidential and will not trade on the information.

Portfolio holdings information may also be provided at any time and as frequently as daily to the Funds’ Trustees, SIMC, the Sub-Advisers, the Distributor, the Administrator and certain other service providers, as well as additional contractors and vendors that may include, but are not limited to: the custodian and sub-custodian, the transfer agent, attorneys, independent auditors, securities lending agents, tax filing and reclamation vendors, class-action monitoring and filing vendors, printing and filing vendors, proxy vendors and providers of portfolio monitoring and analytical tools. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information, whether imposed by a confidentiality agreement, the provisions of the service provider’s contract with the Trust or by the nature of its relationship with the Trust, and such service providers will be prohibited from trading on the information.

Portfolio holdings of a Fund may also be provided to a prospective service provider for that Fund, so long as the prospective service provider executes a confidentiality agreement with the Fund in such form as deemed acceptable by an officer of the Fund. Additionally, a Sub-Adviser may provide portfolio holdings information to third-party service providers in connection with its duties as a Sub-Adviser, provided that the Sub-Adviser is responsible for such third-party’s confidential treatment of such data. The Sub-Adviser is also obligated, pursuant to its fiduciary duty to the relevant Fund, to ensure that any third-party service provider will keep the information confidential and has a duty not to trade on any portfolio holdings information it receives other than subject to the Sub-Adviser’s instruction. Additionally, a Sub-Adviser may provide portfolio holdings information to third-party service providers in connection with its duties as a Sub-Adviser, provided that the Sub-Adviser is responsible for such third-party’s confidential treatment of such data. The Sub-Adviser is also obligated, pursuant to its fiduciary duty to the relevant Fund, to ensure that any third-party service provider will keep the information confidential and has a duty not to trade on any portfolio holdings information it receives other than subject to the Sub-Adviser’s instruction.

The Board exercises on-going oversight of the disclosure of Fund portfolio holdings by overseeing the implementation of the Funds’ policies and procedures by the CCO.

Neither the Funds, SIMC, nor any other service provider to the Funds may receive compensation or other consideration for providing portfolio holdings information.

The Trust files a complete schedule of the Funds’ investments within 60 days after the end of each fiscal quarter pursuant to Form N-CSR and/or as exhibits to Form N-PORT.

DESCRIPTION OF SHARES

The Trust Instrument authorizes the issuance of an unlimited number of shares for each of the Funds, and each share has a par value of $0.001 per share. There are no conversion or preemptive rights in connection with any shares of the Funds, nor are there cumulative voting rights with respect to the shares of any of the Funds. Each of a Fund’s shares has equal voting rights. Each issued and outstanding share of a Fund is entitled to participate equally in dividends and distributions declared by such Fund and in the net assets of such Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities.

All issued and outstanding shares of each Fund will be fully paid and non-assessable and will be redeemable at NAV per share. The interests of shareholders in the Funds will not be evidenced by a certificate or certificates representing shares of a Fund.

The Board of Trustees has authority, without necessity of a shareholder vote, to create any number of new series or classes. The Trustees have authorized one class of shares to be issued currently.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that the Trustees shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, manager, investment adviser, delegate or independent contractor of the Trust, provided the Trustees have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in or not opposed to the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODES OF ETHICS

The Board has adopted a Code of Ethics pursuant to Rule 17j‑1 under the 1940 Act. In addition, SIMC, the Sub-Advisers and the Distributor have adopted Codes of Ethics pursuant to Rule 17j‑1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j‑1 and the Codes are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons at most Sub-Advisers are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Funds, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements, or are prohibited from making such investments. Access persons at certain Sub-Advisers may be prohibited from engaging in personal securities transactions entirely. Copies of these Codes of Ethics are on file with the SEC and are available to the public.

VOTING

Each share held entitles the shareholder of record to one vote. Shareholders of each Fund or class will vote separately on matters pertaining solely to that Fund or class, such as any distribution plan. As a Delaware statutory trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Prospectus for the Funds or SAI states that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of: (i) 67% or more of the affected Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the affected Fund’s outstanding shares, whichever is less.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of October 2, 2026, the following persons were the only persons who were record owners (or, to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund’s outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. Shareholders controlling the Fund may have a significant impact on any shareholder vote of the Fund.

Name and Address of Record Owner	Percent of Fund	Record or Beneficial
Equity Fund
New Covenant Balanced Growth	39.36%		Beneficial
200 E 12th Street Jeffersonville, IN 47130‑3854
National Financial Services LLC	27.86%		Record
499 Washington Boulevard FL 4th Jersey City, NJ 07310‑2010
Income Fund
New Covenant Balanced Growth	40.08%		Beneficial
200 E 12th Street Jeffersonville, IN 47130‑3854
National Financial Services LLC	33.26%		Record
499 Washington Boulevard FL 4th Jersey City, NJ 07310‑2010
New Covenant Balanced Income	13.68%		Beneficial
200 E 12th Street Jeffersonville, IN 47130‑3854
Balanced Growth Fund
None
Balanced Income Fund
None

SOCIAL-WITNESS SERVICES

In order to better ensure that the Funds continue to conform to their stated investment policy of making investment decisions consistent with the social-witness principles approved by the General Assembly of the Presbyterian Church (U.S.A.), the Trust has entered into an agreement with NCTC pursuant to which NCTC will provide the Trust with certain services, including: compiling and providing a list of issuers in which the Funds will be prohibited from investing under the social-witness principles; providing services to the Funds to ensure that proxies are voted consistent with social-witness principles; seeking to place specific shareholder proposals onto the ballots of issuers’ shareholder meetings from time to time and otherwise engaging issuers with respect to relevant matters. In addition, the agreement provides the Trust a license with respect to the use of the phrase “New Covenant Funds” and related symbols or logos.

CUSTODIANS

U.S. Bank National Association (“U.S. Bank”), located at 425 Walnut Street, Cincinnati, Ohio 45202, acts as wire agent and custodian for the assets of the Income Fund, Balanced Growth Fund and Balanced Income Fund. Brown Brothers Harriman & Co. (“BBH”), located at 50 Post Office Square, Boston, Massachusetts, 02110‑1548, acts as wire agent and custodian for the assets of the Equity Fund. U.S. Bank and BBH hold cash, securities and other assets of the respective Funds for which they act as custodian as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, located at 1735 Market Street, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Trust.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 2222 Market Street, Philadelphia, Pennsylvania 19103, serves as legal counsel to the Trust.

APPENDIX A
DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), and Fitch Ratings (“Fitch”), respectively.

Description of Moody’s Global Ratings

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Description of Moody’s Global Long-Term Ratings

Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A
Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B
Obligations rated B are considered speculative and are subject to high credit risk.
Caa
Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Ratings

P‑1
Ratings of Prime‑1 reflect a superior ability to repay short-term obligations.
P‑2
Ratings of Prime‑2 reflect a strong ability to repay short-term obligations.
P‑3
Ratings of Prime‑3 reflect an acceptable ability to repay short-term obligations.
NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG
This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

For variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the Variable Municipal Investment Grade (“VMIG”) scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. For VRDOs, Moody’s typically assigns a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

Moody’s demand obligation ratings are as follows:

VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 2
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 3
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
SG
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

Description of S&P’s Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•
The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
•
The nature and provisions of the financial obligation, and the promise S&P imputes; and
•
The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

NR indicates that a rating has not been assigned or is no longer assigned.

Description of S&P’s Long-Term Issue Credit Ratings*

AAA
An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA
An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P’s Short-Term Issue Credit Ratings

A‑1
A short-term obligation rated ‘A‑1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A‑2
A short-term obligation rated ‘A‑2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A‑3
A short-term obligation rated ‘A‑3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B
A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D
A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•
Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•
Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP‑1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP‑2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP‑3
Speculative capacity to pay principal and interest.
D
‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch’s Credit Ratings

Fitch’s credit ratings relating to issuers are forward looking opinions on the relative ability of an entity or obligation to meet financial commitments. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used as indications of the likelihood of repayment in accordance with the terms of the issuance.

Fitch’s credit rating scale for issuers and issues is expressed using the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade) with an additional +/- for AA through CCC levels indicating relative differences of probability of default or recovery for issues. The terms “investment grade” and “speculative grade” are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative grade categories signal either a higher level of credit risk or that a default has already occurred.

Fitch may also disclose issues relating to a rated issuer that are not and have not been rated. Such issues are also denoted as ‘NR’ on its webpage.

Fitch’s credit ratings do not directly address any risk other than credit risk. Credit ratings do not deal with the risk of market value loss due to changes in interest rates, liquidity and/or other market considerations. However, market risk may be considered to the extent that it influences the ability of an issuer to pay or refinance a financial commitment.

Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of payments linked to performance of an index).

Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA
Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A
High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB
Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB
Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B
Highly speculative. ‘B’ ratings indicate that material default risk is present.
CCC
Substantial credit risk. ‘CCC’ ratings indicate that substantial default risk is present.
CC
Very high levels of credit risk. ‘CC’ ratings indicate very high levels of default risk.
C
Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of default risk.

Ratings in the categories of ‘CCC’, ‘CC’ and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘CCC’ to ‘C’ rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

F1
Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2
Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3
Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B
Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C
High short-term default risk. Default is a real possibility.
RD
Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D
Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

NEW COVENANT FUNDS PART

C—OTHER INFORMATION

Item 28. Exhibits

(a)(1) Trust Instrument, dated September 30, 1998

(a)(2) Certificate of Trust, dated September 30, 1998

(b) Amended and Restated By-Laws, dated March 27, 2012

(c) Not applicable.

(d)(1) Investment Advisory Agreement, dated February 20, 2012, between the Registrant and SEI Investments Management Corporation ("SIMC")

(d)(2) Amended Schedule B, as last revised July 1, 2019, to the Investment Advisory Agreement, dated February 20, 2012, between the Registrant and SIMC

(d)(3) Investment Sub-Advisory Agreement, dated January 21, 2016, between SIMC and Income Research + Management

(d)(4) Amended Schedule B, as last revised April 15, 2024, to the Investment Sub-Advisory Agreement, dated January 21, 2016, between SIMC and Income Research + Management

(d)(5) Investment Sub-Advisory Agreement, dated September 13, 2024, between SIMC and Metropolitan West Asset Management, LLC

(d)(6) Investment Sub-Advisory Agreement, dated March 1, 2021, between SIMC and Parametric Portfolio Associates LLC

(d)(7) Amended Schedule B, as last revised July 1, 2019, to the Investment Sub-Advisory Agreement, dated March 30, 2012, between SIMC and Parametric Portfolio Associates LLC

(e) Distribution Agreement, dated March 23, 2012, between the Registrant and SEI Investments Distribution Co. ("SIDCo.")

(f) Not applicable.

(g)(1) Custodian Agreement, dated February 22, 2012, between the Registrant and Brown Brothers Harriman & Co.

(g)(2) Amendment, dated October 26, 2016, to the Custodian Agreement between the Registrant and Brown Brothers Harriman & Co., dated February 22, 2012

(g)(3) Amended and Restated Multi-Trust Custody Agreement, dated June 14, 2013

(g)(4) Eleventh Amendment to the Amended and Restated Multi-Trust Custody Agreement, dated August 1, 2016, between the Registrant and U.S. Bank National Association

(g)(5) Thirteenth Amendment to the Amended and Restated Multi-Trust Custody Agreement, dated December 11, 2017, between the Registrant and U.S. Bank National Association

(h)(1) Transfer Agent Servicing Agreement, dated March 18, 2008, between the Registrant and U.S. Bancorp Fund Services, LLC

1

(h)(2) First Addendum, dated May 18, 2009, to the Transfer Agent Servicing Agreement, dated March 18, 2008, between the Registrant and U.S. Bancorp Fund Services, LLC

(h)(3) Administration Agreement, dated February 22, 2012, between the Registrant and SEI Investments Global Funds Services ("SIGFS")

(h)(4) Amended Schedule C, as last revised January 1, 2017, to the Administration Agreement, dated February 22, 2012, between the Registrant and SIGFS

(h)(5) Social Witness Services and License Agreement, dated February 22, 2012, between the Registrant and New Covenant Trust Company

(h)(6) Shareholder Service Plan and Agreement, dated March 15, 2012, between the Registrant and SIDCo.

(i) Opinion and Consent of Counsel (filed herewith)

(j) Consent of Independent Registered Public Accounting Firm (filed herewith)

(k) Not applicable.

(l) Initial Capital Agreement, dated June 28, 1999

(m) Not applicable.

(n) Not applicable.

(o) Reserved.

(p)(1) The Code of Ethics for SIMC, dated June 2025 (filed herewith)

(p)(2) The Code of Ethics for SIDCo., dated February 29, 2024

(p)(3) The Code of Ethics for SIGFS, dated September 2023

(p)(4) The Code of Ethics for New Covenant Funds, as last revised March 2022

(p)(5) The Code of Ethics for Income Research + Management, dated April 2026 (filed herewith)

(p)(6) The Code of Ethics for The TCW Group, Inc., the parent company of Metropolitan West Asset Management LLC, dated October 2026 (filed herewith)

(p)(7) Morgan Stanley Investment Management Public Side Code of Ethics and Personal Trading Guidelines, dated March 2026, adopted by Parametric Portfolio Associates (filed herewith)

(q)(1) Power of Attorney, dated September 13, 2016, for Robert A. Nesher, James M. Williams, Nina Lesavoy and Susan C. Cote

(q)(2) Power of Attorney, dated March 28, 2018, for James B. Taylor

(q)(3) Power of Attorney, dated December 4, 2019, for Christine Reynolds

(q)(4) Power of Attorney, dated October 28, 2024, for Dennis McGonigle, Thomas Melendez, Kimberly Walker and Eli Powell Niepoky

2

Item 29. Persons Controlled by or Under Common Control with the Funds

See the Prospectus and Statement of Additional Information filed herewith regarding the Registrant’s control relationships. SIMC is a subsidiary of SEI Investments Company, which also controls the distributor of the Registrant (SIDCo.) and other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors and investment managers.

Item 30. Indemnification

Reference is made to Article IX of the Registrant’s Trust Instrument which is filed as Exhibit (a)(1) to the Registration Statement. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and therefore is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

Item 31. Business and Other Connections of the Investment Manager

The following tables describe other business, profession, vocation or employment of a substantial nature in which each director or principal officer of the Adviser and each Sub-Adviser is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee. The Adviser and each Sub-Adviser’s table was provided to the Registrant by the Adviser or respective Sub-Adviser for inclusion in this Registration Statement.

SEI Investments Management Corporation

SEI Investments Management Corporation (“SIMC”) is the Adviser for the Registrant’s Funds. The principal business address of SIMC is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SIMC is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Unless otherwise noted, the address of all the companies listed below is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Michael Peterson Director, Senior Vice President & Assistant Secretary	SEI Investments Company	Executive Vice President, General Counsel, Chief Compliance Officer, Secretary
	SEI Trust Company	Director, Vice President
	SEI Funds, Inc.	Vice President, Secretary
	SEI Investments, Inc.	Vice President, Secretary
	SEI Global Investments Corp.	Director, Vice President, Secretary
	SEI Advanced Capital Management, Inc.	Director, Vice President, Secretary
	SEI Primus Holding Corp.	Vice President, Secretary

3

	SEI Global Services, Inc.	Director, Senior Vice President, Secretary
	SIMC Holdings, LLC	Manager
	SEI Investment Strategies, LLC	Director, Senior Vice President, Secretary
	LSV Asset Management	Management Committee
	SEI Global Capital Investments, Inc.	Vice President, Secretary
	SEI Investments (Asia), Limited	Director
	SEI Global Holdings (Cayman) Inc.	Director, Vice President, Secretary
	SEI Investments (South Africa) (PTY) Limited	Director
	SEI Investments Canada Company	Director, Secretary
	SEI Custodial Operations Company, LLC	Manager
	SEI Institutional Transfer Agent, Inc.	Director, Senior Vice President
	SIMC Subsidiary, LLC	Manager
	SEI Ventures, Inc.	Vice President, Secretary
	SEI Investments Developments, Inc.	Vice President, Secretary
	SEI Investments Global Funds Services	Vice President, Assistant Secretary
	SEI Novus, LLC	Senior Vice President, Secretary
	SEI Acquisition Sub, LLC	Senior Vice President, Secretary
	SEI Radar Holding Company LLC	Senior Vice President, Secretary
	SEI Novus Switzerland	Director
	SEI Novus UK Ltd.	Director
	SEI Access Platform, LLC	Senior Vice President and Secretary
	SEI LifeYield, LLC	Vice President and Secretary
	SEI Transfer Agency and Registrar Services, Inc.	Director, Senior Vice President
	SEI — Eclipse Holding Company, LLC	Director, Senior Vice President and Secretary
	SEI Future of Finance, LLC	Manager
Mark Warner Vice President & Treasurer	SEI Investments Company	Vice President, Controller & Chief Accounting Officer
	SEI Funds Inc.	Director, Vice President, Treasurer
	SEI Investments, Inc.	Director, Vice President, Treasurer
	SEI Global Investments Corp.	Director, Vice President & Treasurer
	SEI Advanced Capital Management, Inc.	Director, Vice President, Treasurer
	SEI Primus Holding Corp.	Director, Vice President, Treasurer
	SEI Investment Strategies, LLC	Vice President, Treasurer
	SEI Global Capital Investments, Inc.	Director, Vice President, Treasurer
	SEI Investments Global (Cayman), Limited	Vice President, Treasurer

4

	SEI Global Holdings (Cayman) Inc.	Vice President, Assistant Secretary & Treasurer
	SEI Investments Canada Company	Vice President
	SEI Investments Developments, Inc.	Director, Vice President, Treasurer
	SEI Novus, LLC	Treasurer
	SEI Acquisition Sub, LLC	Vice President, Treasurer
	SEI Radar Holding Company LLC	Treasurer
	SEI Trust Company	Vice President, Treasurer
	SEI Custodial Operations Company, LLC	Vice President, Treasurer
	SEI Global Services Inc.	Vice President
	SEI Access Platform, LLC	Treasurer
	SEI LifeYield, LLC	Treasurer
	SEI — Eclipse Holding Company, LLC	Treasurer
	SEI Investments Technology (Canada), Inc.	Treasurer
	SEI Future of Finance, LLC	Treasurer
Timothy D. Barto General Counsel, Vice President & Secretary	SEI Investments Company	Vice President-Legal & Assistant Secretary
	SEI Funds, Inc.	Vice President
	SEI Global Services, Inc.	Vice President
	SIMC Holdings, LLC	Manager
	SEI Investment Strategies, LLC	General Counsel, Vice President, Secretary
	SIMC Subsidiary, LLC	Manager
David McCann Vice President & Assistant Secretary	SEI Investment Strategies, LLC	Vice President, Assistant Secretary
Raquell Baker Vice President	SEI Global Services, Inc.	Vice President
	SEI Investments Canada Company	Vice President
Stephen G. MacRae Vice President	SEI Global Services, Inc.	Vice President
	SEI Investment Strategies, LLC	President
Radoslav K. Koitchev Vice President	SEI Investment Strategies, LLC	Vice President
Kevin Matthews Vice President	SEI Global Services, Inc.	Vice President
	SEI Investment Strategies, LLC	Director
	SEI Novus, LLC	Vice President
	SEI Acquisition Sub, LLC	Vice President
	SEI Investments Canada Company	Vice President

5

Patrick DiLello Vice President & FATCA Responsible Officer	SEI Investments Company	Vice President, FATCA Responsible Officer
	SEI Trust Company	Vice President, FATCA Responsible Officer
	SEI Funds, Inc.	Vice President, FATCA Responsible Officer
	SEI Investments, Inc.	Vice President, FATCA Responsible Officer
	SEI Global Investments Corp.	Vice President, FATCA Responsible Officer
	SEI Advanced Capital Management, Inc.	Vice President, FATCA Responsible Officer
	SEI Primus Holding Corp.	Vice President, FATCA Responsible Officer
	SEI Global Services, Inc.	Vice President, FATCA Responsible Officer
	SEI Private Trust Company	Vice President, FATCA Responsible Officer
	SIMC Holdings, LLC	Manager, Vice President, FATCA Responsible Officer
	SEI Investment Strategies, LLC	Vice President, FATCA Responsible Officer
	LSV Asset Management	Vice President, FATCA Responsible Officer
	SEI Global Capital Investments, Inc.	Vice President, FATCA Responsible Officer
	SEI Investments (Europe) Ltd.	FATCA Responsible Officer
	SEI Global Nominee Ltd.	FATCA Responsible Officer
	SEI Trustees Limited	FATCA Responsible Officer
	SEI European Services Limited	FATCA Responsible Officer
	SEI Global Holdings (Cayman) Inc.	Vice President, FATCA Responsible Officer
	SEI Investments (South Africa) (PTY) Limited	Vice President, FATCA Responsible Officer
	SEI Investments Global, Limited	Vice President, FATCA Responsible Officer
	SEI Investments Global Fund Services, Limited	Vice President, FATCA Responsible Officer
	SEI Investments Depositary and Custodial Services (Ireland) Limited	Vice President, FATCA Responsible Officer
	SEI Investments Canada Company	Vice President, FATCA Responsible Officer
	SEI Custodial Operations Company, LLC	Vice President, FATCA Responsible Officer
	SEI Institutional Transfer Agent, Inc.	Vice President, FATCA Responsible Officer
	SIMC Subsidiary, LLC	Manager, Vice President, FATCA Responsible Officer
	SEI Investments Developments, Inc.	Vice President, FATCA Responsible Officer
	SEI Investments Global Funds Services	Vice President, FATCA Responsible Officer
	SEI Investments-Guernsey Limited	Vice President, FATCA Responsible Officer
	SEI Novus, LLC	Vice President, FATCA Responsible Officer
	SEI Acquisition Sub, LLC	Vice President, FATCA Responsible Officer
	SEI Radar Holding Company LLC	Vice President, FATCA Responsible Officer
	SEI Novus UK Ltd.	FATCA Responsible Officer
	SEI Access Platform, LLC	Vice President, FATCA Responsible Officer

6

	SEI LifeYield, LLC	Vice President, FATCA Responsible Officer
	SEI Transfer Agency and Registrar Services, Inc.	Vice President, FATCA Responsible Officer
	SEI — Eclipse Holding Company, LLC	Vice President, FATCA Responsible Officer
	SEI Investments Technology (Canada), Inc.	Vice President, FATCA Responsible Officer
	SEI Future of Finance, LLC	Vice President
Sean Simko Director and Vice President	SEI Global Services, Inc.	Vice President
Jennifer Campisi Chief Compliance Officer	SEI Investments Distribution Co.	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer
Erich Holland Vice President	SEI Global Services, Inc.	Vice President
	SEI Investment Strategies, LLC	Director
Karen Sullivan Vice President	SEI Global Services, Inc.	Vice President
Christopher Pettia Vice President	SEI Investment Strategies, LLC	Vice President
Tom Hunter Vice President	SEI Investment Strategies, LLC	Vice President
Bradley Landis Director	SEI Investments Global (Cayman), Limited	Director
	SEI Global Services, Inc.	Vice President
	SEI Private Trust Company	Director, Vice President
Anthony Karaminas Vice President	SEI Investment Strategies, LLC	Vice President

7

Robert Hum Vice President	SEI Investments Distribution Co.	Director, President and Chief Executive Officer
	SEI Global Services, Inc.	Vice President
	SEI Investments Canada Company	Director, Vice President
Jeffrey Ladouceur Vice President	SEI Global Services, Inc.	Vice President
Jeffrey Benfield Vice President	SEI Future of Finance, LLC	Manager

Income Research + Management

Income Research + Management (“IR+M”) is a Sub-Adviser for the Registrant’s New Covenant Income Fund. The principal business address of IR+M is 115 Federal Street, 22nd Floor, Boston, Massachusetts 02110. IR+M is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of IR+M has engaged in any other business profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Metropolitan West Asset Management, LLC

Metropolitan West Asset Management, LLC ("MetWest") is a Sub-Adviser for the Registrant's New Covenant Income Fund. The principal business address of MetWest is 515 South Flower Street, Los Angeles, California 90071. MetWest is a registered investment adviser under the Advisers Act.

Unless otherwise noted, the principal business address of each of the companies listed below is 515 South Flower Street, Los Angeles, California 90071.

The business and other connections of each director of Metropolitan West Asset Management, LLC, is incorporated by reference to Schedules A and D of Form ADV filed by Metropolitan West Asset Management, LLC pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-53332).

Parametric Portfolio Associates LLC

Parametric Portfolio Associates LLC (“Parametric”) is a Sub-Adviser for the Registrant’s New Covenant Equity Fund. The principal business address of Parametric is 800 Fifth Ave, Suite 2800, Seattle, Washington 98104. Parametric is an investment adviser registered under the Advisers Act.

Outside business activities of the Executive Committee voting members vary and range from 1 to 8 hours of dedication each month with 0.0 to 3 hours devoted during regular business hours.

To assist Parametric in assessing the existence of any potential conflicts of interest with Parametric or any client, employees must disclose all outside business activities, as per the Firm’s Global Employee, Trading, Investing and Activities Policy, through the Outside Business Interest system where they are reviewed by their Designated Manager, Compliance and where applicable, other groups such as Control Group, Global Financial Crimes and Public Finance Conflicts office, for review and approval. Outside activities that present a conflict of interest with Parametric or its clients are generally not approved. Material outside business activities are disclosed in Item 10 of Parametric’s Form ADV Part 2A.

8

Item 32. Principal Underwriters:

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

9

The Registrant’s distributor, SEI Investments Distribution Co. (the “Distributor”), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors’ Inner Circle Fund	November 14, 1991
The Advisors’ Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
SEI Offshore Opportunity Fund II, Ltd.	September 1, 2005
ProShares Trust	November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)	January 8, 2007
SEI Offshore Advanced Strategy Series SPC	July 31, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
SEI Special Situations Fund, Ltd.	July 1, 2009
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds Trust	September 8, 2010
Adviser Managed Trust	December 10, 2010
SEI Core Property Fund, LP	January 1, 2011
KraneShares Trust	December 18, 2012
The Advisors’ Inner Circle Fund III	February 12, 2014
SEI Catholic Values Trust	March 24, 2014
SEI Hedge Fund SPC	June 26, 2015
SEI Energy Debt Fund, LP	June 30, 2015
Gallery Trust	January 8, 2016
City National Rochdale Select Strategies Fund	March 1, 2017
City National Rochdale Strategic Credit Fund	May 16, 2018
Symmetry Panoramic Trust	July 23, 2018
Frost Family of Funds	May 31, 2019
SEI Vista Fund, Ltd.	January 20, 2021
Wilshire Private Assets Fund	March 22, 2021
Catholic Responsible Investments Funds	November 17, 2021
SEI Exchange Traded Funds	May 18, 2022
SEI Global Private Assets VI, L.P.	July 29, 2022
Quaker Investment Trust	June 8, 2023
SEI Alternative Income Fund	September 1, 2023
Global X Venture and Innovation Fund	March 12, 2025
SEI Carlyle Private Markets Fund	August 1, 2026

10

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 25 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
Robert Hum	President, Chief Executive Officer & Director	—
Heather Corkery	Director	—
Gabriel Garcia	Director	—
John C. Munch	General Counsel & Secretary	—
Jason McGhin	Chief Operations Officer	—
John P. Coary	Chief Financial Officer & Treasurer	—
Jennifer H. Campisi	Chief Compliance Officer, Assistant Secretary & Anti-Money Laundering Officer	—
William M. Martin	Vice President	—
Christopher Rowan	Vice President	—
Judith A. Rager	Vice President	—
Gary Michael Reese	Vice President	—

Item 33. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained at the offices of:

New Covenant Funds

One Freedom Valley Drive

Oaks, Pennsylvania 19456

SEI Investments Management Corporation

One Freedom Valley Drive

Oaks, Pennsylvania 19456

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

U.S. Bank National Association

425 Walnut Street

Cincinnati, Ohio 45202

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, Massachusetts 02110

11

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Income Research + Management

115 Federal Street

22nd Floor

Boston, Massachusetts 02110

Metropolitan West Asset Management, LLC

515 South Flower Street

Los Angeles, California 90071

Parametric Portfolio Associates LLC

800 Fifth Ave

Suite 2800

Seattle, Washington 98104

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

12

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 44 to Registration Statement No. 333-64981 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 28th day of October, 2026.

13

NEW COVENANT FUNDS

By:	/S/ Robert A. Nesher
Robert A. Nesher
Trustee, President & Chief Executive Officer

Pursuant to the requirements of the Securities Act  of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons  in the capacities and on the date(s) indicated.

	*	Trustee	October 28, 2026
William M. Doran

	*	Trustee	October 28, 2026
Nina Lesavoy

	*	Trustee	October 28, 2026
James M. Williams

	*	Trustee	October 28, 2026
Susan C. Cote

	*	Trustee	October 28, 2026
James B. Taylor

	*	Trustee	October 28, 2026
Christine Reynolds

	*	Trustee	October 28, 2026
Dennis McGonigle

	*	Trustee	October 28, 2026
Thomas Melendez

	*	Trustee	October 28, 2026
Kimberly Walker

	*	Trustee	October 28, 2026
Eli Niepoky

	/S/ Robert A. Nesher	Trustee, President & Chief Executive Officer	October 28, 2026
Robert A. Nesher

	/s/ Glenn R. Kurdziel	Controller & Chief Financial Officer	October 28, 2026
Glenn R. Kurdziel

*By:	/S/ Robert A. Nesher
Robert A. Nesher
Attorney-in-Fact

14

EXHIBIT INDEX

Exhibit Number	Description
EX-99.B(i)	Opinion and Consent of Counsel

EX-99.B(j)	Consent of Independent Registered Public Accounting Firm

EX-99.B(p)(1)	The Code of Ethics for SIMC, dated June 2025

EX-99.B(p)(5)	The Code of Ethics for Income Research + Management, dated April 2026

EX-99.B(p)(6)	The Code of Ethics for The TCW Group, Inc., the parent company of Metropolitan West Asset Management LLC, dated October 2026

EX-99.B(p)(7)	Morgan Stanley Investment Management Public Side Code of Ethics and Personal Trading Guidelines, dated March 2026, adopted by Parametric Portfolio Associates

EX-101.INS XBRL Instance Document

EX-101.SCH XBRL Taxonomy Extension Schema Document

EX-101.DEF XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB XBRL Taxonomy Extension Labels Linkbase

EX-101.PRE XBRL Taxonomy Extension Presentation Linkbase

EX-101.CAL XBRL Taxonomy Extension Calculation Linkbase Document